As filed with the Securities and Exchange Commission on February 25, 2005.
                                                       Registration No. 33-91938
                                                               File No. 811-9044

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 16

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 8

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                           (Exact Name of Registrant)

                         NATIONAL LIFE INSURANCE COMPANY
                               (Name of Depositor)
                             One National Life Drive
                            Montpelier, Vermont 05604
                                 (802) 229-3113

                         -------------------------------

                                D. Russell Morgan
                            Chief Compliance Officer
                         National Life Insurance Company
                             One National Life Drive
                            Montpelier, Vermont 05604
                (name and complete address of agent for service)

                         -------------------------------

                                    Copy to:
                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                          1275 Pennsylvania Avenue, NW
                            Washington, DC 20004-2404

                         -------------------------------

It is proposed that this filing will become effective:

|_| immediately upon filing pursuant to paragraph (b)
|_| on (date) pursuant to paragraph (b)
|_| 60 days after filing pursuant to paragraph (a)(1)
|X| on May 2, 2005 pursuant to paragraph (a)(1) of Rule 485

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in a Variable Universal Life Account under individual flexible premium variable universal life policies

                         -------------------------------

                                    VARITRAK
                        VARIABLE UNIVERSAL LIFE INSURANCE
                               P R O S P E C T U S
                                DATED MAY 2, 2005

NATIONAL LIFE INSURANCE COMPANY Home Office:           National Life Drive,
                                                       Montpelier, Vermont 05604
NATIONAL VARIABLE LIFE INSURANCE ACCOUNT Telephone:    (800) 732-8939


This prospectus describes the VariTrak policy, a variable universal life insurance policy offered by National Life Insurance Company. This Policy combines insurance and investment features. The policy's primary purpose is to provide insurance protection on the life of the insured person. You can make premium payments at various times and in various amounts. You can also allocate premiums among a number of funds with different investment objectives, and you can increase or decrease the death benefit payable under your policy.

You may allocate premium payments to the National Variable Life Insurance Account, a separate account of National Life, or to the general account, or a combination of the two. The general account pays interest at a guaranteed rate of at least 4%. The separate account currently has forty nine subaccounts. Each subaccount buys shares of a specific fund portfolio. The available funds are:

            -------------------------------------------------------
            MANAGED BY NL CAPITAL MANAGEMENT, INC.
            -------------------------------------------------------
            SENTINEL VARIABLE PRODUCTS TRUST
               COMMON STOCK FUND
               MID CAP GROWTH FUND
               SMALL COMPANY FUND
               GROWTH INDEX FUND
               BALANCED FUND
               BOND FUND
               MONEY MARKET FUND

            -------------------------------------------------------
            MANAGED BY FRED ALGER MANAGEMENT, INC
            -------------------------------------------------------
            ALGER AMERICAN FUND
               GROWTH PORTFOLIO
               LEVERAGED ALLCAP PORTFOLIO
               SMALL CAPITALIZATION PORTFOLIO

            -------------------------------------------------------
            MANAGED BY AMERICAN CENTURY INVESTMENT MANAGEMENT, INC
            -------------------------------------------------------
            AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
               VP INCOME & GROWTH PORTFOLIO
               VP VALUE PORTFOLIO
               VP ULTRA PORTFOLIO
               VP VISTA PORTFOLIO
               VP INTERNATIONAL PORTFOLIO
               VP INFLATION PROTECTION PORTFOLIO

            -------------------------------------------------------
            MANAGED BY THE DREYFUS CORPORATION
            -------------------------------------------------------
            DREYFUS VARIABLE INVESTMENT FUND
               APPRECIATION PORTFOLIO
               DEVELOPING LEADERS PORTFOLIO
               DREYFUS QUALITY BOND PORTFOLIO

            DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

            -------------------------------------------------------
            MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY
            -------------------------------------------------------
            FIDELITY VARIABLE INSURANCE PRODUCT FUNDS
               CONTRAFUND PORTFOLIO(R)
               EQUITY INCOME PORTFOLIO
               GROWTH PORTFOLIO
               HIGH INCOME PORTFOLIO
               INDEX 500 PORTFOLIO
               INVESTMENT GRADE BOND PORTFOLIO
               OVERSEAS PORTFOLIO
               MID CAP PORTFOLIO

            -------------------------------------------------------
            MANAGED BY FRANKLIN TEMPLETON INVESTMENTS
            -------------------------------------------------------
            FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
               MUTUAL SHARES SECURITIES FUND
               FRANKLIN SMALL CAP VALUE SECURITIES FUND
               FRANKLIN SMALL CAP FUND
               TEMPLETON FOREIGN SECURITIES FUND
               FRANKLIN REAL ESTATE FUND


            -------------------------------------------------------
            MANAGED BY A I M ADVISORS, INC.
            -------------------------------------------------------
            AIM VARIABLE INSURANCE FUNDS
              AIM VI - DYNAMICS FUND
              AIM VI - HEALTH SCIENCES FUND
              AIM VI - TECHNOLOGY FUND


            -------------------------------------------------------
            MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT INC.
            -------------------------------------------------------
            J.P. MORGAN SERIES TRUST II
               JP MORGAN INTERNATIONAL EQUITY PORTFOLIO
               JP MORGAN SMALL COMPANY PORTFOLIO

            -------------------------------------------------------
            MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.
            -------------------------------------------------------
            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
               PARTNERS PORTFOLIO
               MID CAP GROWTH PORTFOLIO
               FASCIANO PORTFOLIO
               LIMITED MATURITY PORTFOLIO

            -------------------------------------------------------
            MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
            -------------------------------------------------------
            SCUDDER VARIABLE SERIES II
               DREMAN HIGH RETURN EQUITY PORTFOLIO
               DREMAN SMALL CAP VALUE PORTFOLIO


            -------------------------------------------------------
            MANAGED BY WELLS FARGO FUNDS MANAGEMENT, LLC
            -------------------------------------------------------
            WELLS FARGO FUNDS
            WELLS FARGO ADVANTAGE DISCOVERY VARIABLE TRUST FUND WELLS FARGO ADVANTAGE OPPORTUNITY VARIABLE TRUST FUND


            -------------------------------------------------------
            MANAGED BY T. ROWE PRICE ASSOCIATES, INC.
            -------------------------------------------------------
            T. ROWE PRICE EQUITY SERIES, INC.
              BLUE CHIP GROWTH PORTFOLIO
              EQUITY INCOME PORTFOLIO
              HEALTH SCIENCES PORTFOLIO
            -------------------------------------------------------

The value of your policy will depend upon the investment results of the portfolios you select. The policy's value and death benefit will fluctuate based on the investment results of the chosen portfolios, the crediting of interest to the general account, and the deduction of charges. You bear the entire investment risk for all amounts allocated to the separate account. There is no guaranteed minimum value for any of the portfolios. We do not guarantee any minimum policy value. You could lose some or all of your money. You must receive, with this prospectus, current prospectuses for all of the portfolios. We recommend that you read this prospectus and the prospectuses for the portfolios carefully. You should keep all prospectuses for later reference.

An investment in the policy is not a bank deposit. Neither the U.S. government nor any governmental agency insures or guarantees your investment in the policy.

It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another variable universal life insurance policy. It also may not be advantageous for you to finance the purchase of this policy through use of a loan or through making withdrawals from another policy that you already own.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            PAGE


Summary of the Benefits and Risks of the Policy.............................1
     Summary of Principal Policy Benefits...................................1
     Summary of the Principal Risks of Purchasing a Policy..................
     Fee Tables.............................................................
National Life Insurance Company and the General Account.....................
     National Life Insurance Company........................................
     The General Account....................................................
The Separate Account and The Portfolios.....................................
     The Separate Account...................................................
     The Portfolios.........................................................
The Policy..................................................................
     Purchasing a Policy....................................................
     Premiums...............................................................
     Transfers..............................................................
     Telephone Transaction Privilege........................................
     Other Transfer Rights..................................................
     Optional "Illuminations" Investment Advisory Service...................
Available Automated Fund Management Features................................
     Accumulated Value......................................................
Death Benefit...............................................................
     Ability to Adjust Face Amount..........................................
     Payment of Policy Benefits.............................................
     Settlement Options.....................................................
Policy Loans................................................................
Surrenders and Withdrawals..................................................
Lapse and Reinstatement.....................................................
Charges and Deductions......................................................
     Premium Tax Charge.....................................................
     Surrender Charge.......................................................
     Monthly Deduction......................................................
     Mortality and Expense Risk Charge......................................
     Withdrawal Charge......................................................
     Transfer Charge........................................................
     Projection Report Charge...............................................
     Other Charges..........................................................
Optional Benefits...........................................................
     Additional Protection Benefit Rider....................................
     Guaranteed Death Benefit Rider.........................................
     No-Lapse Guarantee Rider...............................................
     Accelerated Care Rider.................................................
     Chronic Care Protection Rider..........................................
     Accelerated Benefit Rider..............................................
Federal Income Tax Considerations...........................................
     Introduction...........................................................
     Tax Status of the Policy...............................................
     Tax Treatment of Policy Benefits.......................................
     Possible Tax Law Changes...............................................
     Possible Charges for National Life's Taxes.............................
Legal Matters...............................................................

Distribution of the Policies................................................
Other Policy Provisions.....................................................
Financial Statements........................................................
Glossary....................................................................

Appendix A..................................................................A-1
Appendix B..................................................................B-1
Statement of Additional Information Table of Contents.......................C-1

THE POLICY MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICY IN ANY STATE IN WHICH WE MAY NOT LEGALLY OFFER THE POLICY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                 SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

This summary provides you with a brief overview of the benefits and risks associated with the Policy. You should read the entire prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this prospectus. Please consult your agent and refer to your Policy for details. For your convenience, we have defined certain terms we use in the Glossary at the end of the prospectus.

SUMMARY OF PRINCIPAL POLICY BENEFITS

      LIFE INSURANCE PROTECTION.

      The Policy provides a means for an Owner to accumulate life insurance on the life of a specified Insured. Proceeds under the Policy can generally pass free of federal and state income tax at the death of an Insured.

      As long as your Policy remains in force, we will pay the Death Benefit to your Beneficiary, when we receive due proof of the death of the Insured. We will increase the Death Benefit by any additional benefits provided by a supplementary benefit Rider. We will reduce the Death Benefit by any outstanding Policy loans and accrued interest and any unpaid Monthly Deductions.

            DEATH BENEFIT OPTION A AND OPTION B. We offer two Death Benefit options, which we call Option A and Option B. You may choose which option to apply to your Policy.

            If you choose Death Benefit Option A, the Death Benefit will be based on the greater of:

            >     Face Amount; or

            > the Accumulated Value multiplied by a factor specified by federal income tax law.

            If you choose Death Benefit Option B, the Death Benefit will be based on the greater of:

            >     the Face Amount plus the Accumulated Value; or

            > the Accumulated Value multiplied by the same factor that applies to option A.

            After a year, you may adjust the Death Benefit by changing the Death Benefit option or by increasing or decreasing the Face Amount of your Policy. SEE "Death Benefit."

      o You can elect to include an optional Accelerated Death Benefit Rider in your Policy, which permits you to receive a discounted payment of the Policy's Death Benefit before the death of the Insured under circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit. There is no additional cost for the Accelerated Death Benefit Rider.

      o You can also elect to include Accelerated Care and Chronic Care Riders in your Policy. The Accelerated Care Rider provides periodic partial prepayments of the Death Benefit if the Insured becomes chronically ill, and the Chronic Care Rider continues to pay benefits after the entire Death Benefit under the Policy has been prepaid under the Accelerated Care Rider. There is an additional cost for the Accelerated Care Rider and the Chronic Care Rider.

o You may add additional insurance and other benefits to your Policy by Rider. Please see "Optional Benefits", below, for a description of the other optional benefits that we offer.

o You may receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

CASH BENEFITS.

      After a year, you may borrow against your Policy. The maximum amount of all loans is the Cash Surrender Value less three times the most recent Monthly Deduction. When you take a loan we will transfer an amount equal to the loan to our General Account as Collateral. We charge interest on the loan, and we credit interest on Collateral. Loans may have adverse tax consequences. When the Death Benefit becomes payable or the Policy is surrendered, we will deduct Policy loans and accrued interest from the proceeds otherwise payable. We also currently plan to make preferred loans available when a Policy is 10 years old.

      After a year, you may request a Withdrawal of Cash Surrender Value.
      However:

            >     You must withdraw at least $500;

            > You cannot withdraw more than the Cash Surrender Value on the date we receive your request minus three times the most recent Monthly Deduction for the most recent Monthly Policy Date;

            > You may not allocate Withdrawals to the General Account until all the value in the Separate Account has been exhausted.

            > We may deduct a Withdrawal charge from each Withdrawal. Withdrawals may have tax consequences.

      You may surrender your Policy at any time and receive the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value less any Policy loan with accrued interest and any Surrender Charge.

VARIETY OF INVESTMENT OPTIONS.

      You may allocate Net Premiums among the subaccounts of the Separate Account and the General Account. The subaccounts in the Separate Account invest in a wide variety of portfolios that cover a broad spectrum of investment objectives and risk tolerances.

      We will credit interest at an effective annual rate of at least 4.0% on amounts invested in the General Account.

      As your needs or financial goals change, you can change your investment mix. You may make transfers among the Separate Account and the General Account. Currently, you may make an unlimited number of such transfers within the subaccounts of the Separate Account and from the Separate Account to the General Account, without charge. You may not make transfers out of the General Account that exceed the greater of: (a) 25% of the non-loaned Accumulated Value in such account at the time of transfer; (b) or $1000. We allow only one such transfer out of the General Account in any Policy Year.


      We offer all Policyowners the opportunity to participate in "Illuminations". Under this investment advisory program, National Life has arranged for FundQuest, Incorporated, a registered investment adviser firm which is INDEPENDENT of National Life, to provide an investment advisory service under which FundQuest, Inc. maintains an allocation of the Accumulated Value of your Policy among the available options which is suited to your investment objective, financial situation and risk tolerance. The Illuminations investment advisory service is available without charge to Policyowners.

SUMMARY OF THE PRINCIPAL RISKS OF PURCHASING A POLICY

INVESTMENT RISK.


WE CANNOT GIVE ANY ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVES. YOU BEAR THE ENTIRE INVESTMENT RISK ON THE VALUE OF YOUR POLICY WHICH YOU ALLOCATE TO THE SEPARATE ACCOUNT. IN ADDITION, WE DEDUCT POLICY FEES AND CHARGES FROM YOUR ACCUMULATED VALUE, WHICH CAN SIGNIFICANTLY REDUCE YOUR ACCUMULATED VALUE. DURING TIMES OF POOR PERFORMANCE, THESE DEDUCTIONS WILL HAVE AN EVEN GREATER IMPACT ON YOUR ACCUMULATED VALUE. YOU COULD LOSE EVERYTHING YOU INVEST, AND YOUR POLICY COULD LAPSE WITHOUT VALUE, UNLESS YOU PAY ADDITIONAL PREMIUM. Please note that frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the portfolios and the returns achieved by Owners. Such transfers may dilute the value of portfolio shares, interfere with the efficient management of the portfolios, and increase brokerage and administrative costs of the portfolios. To protect Owners and portfolios from such effects, we have developed market timing procedures. See "Disruptive Trading" below.


      If you allocate premiums to the General Account, then we credit your Accumulated Value in the General Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum effective annual rate of 4%.

RISK OF LAPSE.

      If on any Monthly Policy Date the Cash Surrender Value of a Policy is insufficient to cover the Monthly Deductions and other charges under the Policy, we will notify you of this, and the Policy will enter a 61-day Grace Period. If the Grace Period expires without a sufficient payment, the Policy will lapse, and will have no further value. This could happen:
      (1) if the investment returns on your chosen investment portfolios are lower than anticipated; (2) if you do not pay premiums at the levels you planned; or (3) if you take Policy loans. Your Policy generally will not lapse: (1) during the first 5 Policy Years so long as you pay the Minimum Guarantee Premium; (2) if you purchase the No Lapse Guarantee Rider or the Guaranteed Death Benefit Rider, subject to certain conditions.

TAX RISKS.

      We anticipate that a Policy issued on the basis of a standard rate class should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to Policies issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), particularly if you pay the full amount of premiums permitted under the Policy. In addition, if you elect the Accelerated Death Benefit Rider, the Accelerated Care Rider or the Chronic Care Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made are unclear. Please consult with a tax adviser about these consequences. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy's value until there is a distribution from the Policy. Moreover, Death Benefits payable under a Policy should be excludable from the gross income of the Beneficiary. As a result, your Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit, although other taxes, such as estate taxes, may apply.

      Depending on the total amount of premiums you pay, the Policy may be treated as a "Modified Endowment Contract" ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, Withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, Withdrawals and loans taken before you attain age 59 1/2. If a Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with preferred loans are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

      See "Federal Tax Consequences," below. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

WITHDRAWAL AND SURRENDER RISKS.

      The Surrender Charge under the Policy applies for 15 Policy Years after the Policy is issued. An additional Surrender Charge will apply for 15 years from the date of any increase in the Face Amount. It is possible that you will receive no net Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's value in the near future. We designed the Policy to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

      Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (or terminate without value), because Surrender Charges decrease the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse).

      Withdrawals are not permitted in the first Policy Year, and we will reduce the Face Amount by the amount of a Withdrawal if Death Benefit Option A is in effect. A surrender or Withdrawal may have tax consequences.

LOAN RISKS.

      A Policy loan, whether or not repaid, will affect the Accumulated Value over time because we subtract the amount of the loan from the subaccounts of the Separate Account and/or the General Account as Collateral, and this Collateral does not participate in the investment performance of the subaccounts of the Separate Account, or receive any higher interest rate credited to the General Account.

      We reduce the amount we pay on the Insured's death by the amount of any indebtedness. Your Policy may lapse if your indebtedness reduces the Cash Surrender Value to zero.

      A loan may have tax consequences. In addition, if you surrender your Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent that it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

PORTFOLIO COMPANY RISKS

A comprehensive discussion of the risks of each portfolio may be found in the prospectus for such portfolio. Please refer to the portfolios' prospectuses for more information. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. If the amount of the charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of an Insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, take a Withdrawal from the Policy, or transfer Accumulated Value under the Policy among the subaccounts of the Separate Account and the General Account.

------------------------------------------------------------------------------------------------------------------------
                                                    TRANSACTION FEES
------------------------------------------------------------------------------------------------------------------------
CHARGE                      WHEN CHARGE IS        AMOUNT DEDUCTED - MAXIMUM          AMOUNT DEDUCTED - CURRENT CHARGE
                            DEDUCTED              GUARANTEED CHARGE
------------------------------------------------------------------------------------------------------------------------
PREMIUM TAX CHARGE(1)       Upon receipt of       3.25% of each premium payment      3.25% of each premium payment (2.0%
                            each premium          (2.0% for qualified employee       for qualified employee benefit
                            payment               benefit plans)                     plans)
------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE:(2)
Deferred Administrative     Upon surrender or
Charge                      lapse of the
                            Policy during the
                            first 15 Policy
                            Years, or 15
                            Policy Years
                            following an
                            increase in Face
                            Amount

o     Minimum and                                 $ 0 - $2 per $1000 of initial      $ 0 - $2 per $1000 of initial or
      Maximum Charge(3)                           or increased Face Amount           increased Face Amount

o     Charge for a 45                             $2 per $1000 of Face Amount        $2 per $1000 of Face Amount
      year old male
      nonsmoker, first
      Policy Year

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                    TRANSACTION FEES
------------------------------------------------------------------------------------------------------------------------
CHARGE                      WHEN CHARGE IS        AMOUNT DEDUCTED - MAXIMUM          AMOUNT DEDUCTED - CURRENT CHARGE
                            DEDUCTED              GUARANTEED CHARGE
------------------------------------------------------------------------------------------------------------------------
Deferred Sales Charge       Upon surrender or
                            lapse of the
                            Policy during the
                            first 15 Policy
                            Years or following
                            an increase in
                            Face Amount

o     Minimum and                                 $1.10 to $37.75 per $1000 of       $1.10 to $37.75 per $1000 of
      Maximum Charge(4)                           initial or increased Face Amount   initial or increased Face Amount

o     Charge for a                                $8.26 per $1000 of Face Amount     $8.26 per $1000 of Face Amount
      Deferred Sales
      Charge - 45 year
      old male nonsmoker,
      first Policy Year
------------------------------------------------------------------------------------------------------------------------
WITHDRAWAL FEES             Upon making a         Lesser of 2% of amount             Lesser of 2% of amounts withdrawn
                            Withdrawal            withdrawn or $25                   or $25
------------------------------------------------------------------------------------------------------------------------
TRANSFER FEES               Upon transfer         $25 per transfer in excess of 5    None
                                                  transfers in any one Policy Year
------------------------------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD(5)     At the end of each    2% annually of amount held as      1.3% annually of amount held as
                            Policy year, or       Collateral                         Collateral
                            upon death,
                            surrender, or
                            lapse, if earlier
------------------------------------------------------------------------------------------------------------------------
PROJECTION REPORT CHARGE    When report           $25 maximum in New York, no        $25
                            requested             maximum elsewhere
------------------------------------------------------------------------------------------------------------------------

----------
(1) We may increase the Premium Tax Charge if applicable law changes so that the amounts of taxes on premiums paid by us increase.

(2) The Surrender Charge is equal to the deferred administrative charge and the deferred sales charge. The deferred administrative charge is based on the Insured's issue age (or age on an increase in Face Amount) and Face Amount. The deferred sales charge is based on the Insured's issue age (or age on an increase in Face Amount), gender, rate class and the Face Amount. The Surrender Charges shown in the table may not be typical of the charges you will pay. Your Policy's data pages will indicate the charges applicable to your Policy. The Company or your agent will provide more detailed information about the Surrender Charges applicable to you at your request.

(3) The minimum charge is based on an Insured with an Issue Age of 5 or less; the maximum charge is based on an Insured with an Issue Age of 25 or more. After the first 5 Policy Years, the charge declines linearly by month through the end of Policy Year 15.

(4) The minimum charge is based on a female Insured with an Issue Age of 1; the maximum charge is based on male smoker Insured with an Issue Age of 68 or more. After the first 5 Policy Years, the charge declines linearly by month through the end of Policy Year 15.

(5) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (6.0%, compounded annually) and the amount of interest we credit to the amount in your Collateral loan account (currently 4.7% compounded annually). Currently, after the 10th Policy year, we may credit your Collateral that is in excess of 50% of Accumulated Value with extra interest of 0.5% per annum over what is currently credited to loan Collateral prior to the 11th Policy Year. For loans taken after the 10th Policy year of not more than 50% of Accumulated Value, we may credit your Collateral with interest up to 6.0% compounded annually.

                                      * * *

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

------------------------------------------------------------------------------------------------------------------------
                               PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------
CHARGE                         WHEN CHARGE IS DEDUCTED        AMOUNT DEDUCTED - MAXIMUM    AMOUNT DEDUCTED - CURRENT
                                                              GUARANTEED CHARGE            CHARGE
------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE:(6)

                               On the Date of Issue of the
                               Policy and on each Monthly
                               Policy Date

o     Minimum and Maximum                                     $0.057 to $58.01 per $1000   $0.24 to $32.70 per $1000
      Charge(7)                                               of Net Amount at Risk per    of Net Amount at Risk per
o                                                             month                        month

o     Charge for a 45 year old                                $0.28 per $1000 of Net       $0.22 per $1000 of Net
      male NONSMOKER in the                                   Amount at Risk per month     Amount at Risk per month
      preferred underwriting
      class, Face Amount
      between $250,000 and
      $999,999, Policy Year 1
------------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK     On the Date of Issue of the    Annual rate of 0.90% of      Annual rate of 0.90% of the
FEES(8)                        Policy and on each day         the average daily net        average daily net assets of
                                                              assets of each subaccount    each subaccount of the
                                                              of the Separate Account      Separate Account
------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE FEES            On the Date of Issue of the    $7.50 per month, plus        $7.50 per month
                               Policy and on each Monthly     $0.07 per $1000 of Face
                               Policy Date                    Amount(9)
------------------------------------------------------------------------------------------------------------------------
CHARGES FOR OPTIONAL BENEFITS

Additional Protection          On the Date of Issue of the
Benefit(10)                    Policy and on each Monthly
                               Policy Date

o     Minimum and Maximum                                     $0.057 to $58.01 per $1000   $0.013 to $19.94 per $1000
      Charge(11)                                              of Net Amount at Risk per    of Net Amount at Risk per
                                                              month                        month
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                               PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------
CHARGE                         WHEN CHARGE IS DEDUCTED        AMOUNT DEDUCTED - MAXIMUM    AMOUNT DEDUCTED - CURRENT
                                                              GUARANTEED CHARGE            CHARGE
------------------------------------------------------------------------------------------------------------------------
o     Charge for a 45 year old                                $0.28 per $1000 of Net       $0.055 per $1000 of Net
      male nonsmoker in the                                   Amount at Risk per month     Amount at Risk per month
      preferred underwriting
      class, Policy Year 1
------------------------------------------------------------------------------------------------------------------------
Waiver of Monthly              On the Date of Issue of the
Deduction(10)                  Policy and on each Monthly
                               Policy Date thereafter

o     Minimum and Maximum                                     $0.051 to $0.27 per month    $0.051 to $0.27 per month
      Charge                                                  multiplied by the Monthly    multiplied by the Monthly
                                                              Deduction                    Deduction

o     Charge for a 45 year old                                $0.075 per month multiplied  $0.075 per month multiplied
      male NONSMOKER in the                                   by the Monthly Deduction     by the Monthly Deduction
      preferred underwriting
      class, Policy Year 1
------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit(10)   On the Date of Issue of the
                               Policy and on each Monthly
                               Policy Date thereafter

o     Minimum and Maximum                                     $0.023 to $0.18 per month    $0.23 to $0.18 per month
      Charge                                                  per $1000 of net amount of   per $1000 of net amount of
                                                              the increase in Death        the increase in Death
                                                              Benefit provided by the      Benefit provided by the
                                                              Rider                        Rider

o     Charge for a 45 year old                                $0.086 per month per $1000   $0.086 per month per $1000
      male NONSMOKER in the                                   of net amount of the         of net amount of the
      preferred underwriting                                  increase in Death Benefit    increase in Death Benefit
      class, Policy Year 1                                    provided by the Rider        provided by the Rider
------------------------------------------------------------------------------------------------------------------------
Guaranteed Insurability        On the Date of Issue of the
Option(12)                     Policy and on each Monthly
                               Policy Date thereafter

o     Minimum and Maximum                                     $0.022 to $0.16 per month    $0.022 to $0.16 per month
      Charge                                                  times the amount the Rider   times the amount the Rider
                                                              permits you to increase      permits you to increase the
                                                              the Face Amount              Face Amount

o     Charge for a 35 year old                                $0.15 per month times the    $0.15 per month times the
      male (not available for                                 amount the Rider permits     amount the Rider permits
      ages 40 and over)                                       you to increase the Face     you to increase the Face
                                                              Amount                       Amount
------------------------------------------------------------------------------------------------------------------------
Guaranteed Death Benefit       On the Date of Issue of the    $0.01 per $1000 of Face      $0.01 per $1000 of Face
                               Policy and on each Monthly     Amount per month             Amount per month
                               Policy Date thereafter
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                               PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------
CHARGE                         WHEN CHARGE IS DEDUCTED        AMOUNT DEDUCTED - MAXIMUM    AMOUNT DEDUCTED - CURRENT
                                                              GUARANTEED CHARGE            CHARGE
------------------------------------------------------------------------------------------------------------------------
No Lapse Guaranty              On the Date of Issue of the    $0.05 per $1000 of Face      $0.05 per $1000 of Face
                               Policy and on each Monthly     Amount per month             Amount per month
                               Policy Date
------------------------------------------------------------------------------------------------------------------------
Disability Benefit - Payment   On the Date of Issue of the
of Mission Costs(12)           Policy and on each Monthly
                               Policy Date

o     Minimum and Maximum                                     $1.65 to $4.25 per month     $1.65 to $4.25 per month
      Charge

o     Charge for a 45 year old                                $3.06 per month              $3.06 per month
      male NONSMOKER in the
      preferred underwriting
      class, Policy Year 1
------------------------------------------------------------------------------------------------------------------------
Accelerated Care Rider(12)     On the Date of Issue of the
                               Policy and on each Monthly
                               Policy Date

o     Minimum and Maximum                                     $0.025 to $4.32 per $1000     $0.01to $1.98 per $1000 of
      Charge                                                  of Net Amount at Risk,       Net Amount at Risk, plus
                                                              plus from $0.0007 to $0.92   from $0.0003 to $0.63 per
                                                              per dollar of Monthly        dollar of Monthly
                                                              Deduction, per month         Deduction, per month

o     Charge for a 45 year old                                $0.14 per $1000 of Net       $0.055 per $1000 of Net
      male NONSMOKER in the                                   Amount at Risk, plus         Amount at Risk, plus
      preferred underwriting                                  $0.0038 per dollar of        $0.0018 per dollar of
      class, ACR1 with                                        Monthly Deduction, per       Monthly Deduction, per month
      inflation protection                                    month
      option, Policy Year 1
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                               PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------
CHARGE                         WHEN CHARGE IS DEDUCTED        AMOUNT DEDUCTED - MAXIMUM    AMOUNT DEDUCTED - CURRENT
                                                              GUARANTEED CHARGE            CHARGE
------------------------------------------------------------------------------------------------------------------------
Chronic Care Protection        On the Date of Issue of the
Rider(12)                      Policy and on each Monthly
                               Policy Date

o     Minimum and Maximum                                     $0.0051 to $4.34 per $1000   $0.0051 to $4.34 per $1000
      Charge                                                  of Face Amount per month     of Face Amount per month

Charge for a 45 year old                                      $0.18 per $1000 of Face      $0.18 per $1000 of Face
male nonsmoker in the                                         Amount per month             Amount per month
preferred underwriting
class, EBR1 with
inflation protection
option without
nonforfeiture benefit
option, Policy Year 1
------------------------------------------------------------------------------------------------------------------------

----------
(6) Cost of insurance charges vary based on the Insured's age, sex, Rate Class, Net Amount at Risk, and Face Amount, and the current cost of insurance charges also vary based on the Policy's Duration and size. In addition, current cost of insurance charges for currently issued Policies may be lower than for Policies issued during specified past periods. The Net Amount at Risk is the amount by which the Unadjusted Death Benefit under the Policy exceeds the Accumulated Value of the Policy. The cost of insurance charges shown in the table may not be typical of what you will pay. Your Policy's data page will indicate the guaranteed cost of insurance charges applicable to your Policy. We will also provide more detailed information concerning your charges at your request.

(7) The current minimum charge is based on an Insured with the following characteristics: Issue Age 20, female, elite preferred nonsmoker, Policy year 11, for Face Amounts of $1,000,000 or more; the guaranteed minimum charge is based on an Insured with the following characteristics: Issue Ages 0-10, female, juvenile, the Policy Year in which Attained Age 10 is reached, for all Face Amount bands; the guaranteed maximum charge is based on an Insured with the following characteristics: all Issue Ages, male, all underwriting classes, the Policy Year in which Attained Ages 98, 99 and 100 are reached; and the current maximum charge is based on an Insured with the following characteristics: all Issue Ages, both sexes, all underwriting classes, the Policy Year in which Attained Ages 99 and 100 are reached.

(8) We currently intend, starting in Policy Year 11, to partially offset this charge by reducing each Monthly Deduction by an amount equal to 0.50% per annum of the Accumulated Value in the Separate Account, and we also intend, starting in Policy Year 11, to credit interest on non-loaned Accumulated Value in the Fixed Account at rates that are 0.50% per annum higher than those that applies to Policies still in their first 10 Policy Years. These enhancements are not guaranteed, however.

(9) $7.50 per month in all states other than New York and Texas.

(10) The additional protection benefit, waiver of monthly deduction, and accidental death benefit rider charges vary by the Insured's Issue Age, sex, Rate Class and the Policy's Duration. The rider charges shown in the table may not be representative of the charges you will pay. Charges based on age may increase as the Insured ages. Your Policy's data page will indicate the guaranteed charges applicable to your Policy. The Company and/or your agent will provide more detailed information concerning your charges at your request.

(11) The current minimum charge is based on an Insured with the following characteristics: Issue Age 20, female, elite preferred nonsmoker, Policy year 11; the guaranteed minimum charge is based on an Insured with the following characteristics: Issue Ages 0-10, female, juvenile, the Policy Year in which Attained Age 10 is reached; the guaranteed maximum charge is based on an Insured with the following characteristics: all Issue Ages, male, all underwriting classes, the Policy Year in which Attained Ages 98, 99 and 100 are reached; and the current maximum charge is based on an Insured with the following characteristics: all Issue Ages, male, all underwriting classes, the Policy Year in which Attained Age 100 is reached. For currently issued Policies, the current maximum charge will apply to all Issue Ages, males, preferred and standard smokers, at Attained Ages 98 - 100.

(12) The guaranteed insurability option, disability benefit - payment of mission costs, accelerated care, and chronic care rider charges vary by the Insured's age and sex. The rider charges shown in the table may not be representative of the charges you will pay. Charges based on age may increase as the Insured ages. Your Policy's data page will indicate the charge applicable to your Policy. The Company and/or your agent will provide more detailed information concerning your charges at your request.

                                      * * *


The next 2 tables describe the portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the year ended December 31, 2004. The expense of the portfolios may be higher or lower in the future. More details concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.


ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from portfolio assets):


--------------------------------------------------------------------------------------------------------
                                                                    Minimum              Maximum
--------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses (total of all              ____%                ____%
expenses that are deducted from portfolio assets including
management fees, 12b-1 fees and other expenses).
--------------------------------------------------------------------------------------------------------

The following table shows the fees and expenses (before waiver or reimbursement) charged by each portfolio for the fiscal year ended December 31, 2004.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from portfolio assets)

                                                                                                Gross
                                                       Management      12b-1       Other     Total Annual
                                                          Fee          Fees      Expenses      Expenses
TO BE PROVIDED BY POST EFFECTIVE AMENDMENT FILING


The expense information regarding the Funds was provided by those Funds. We have not independently verified this information.

For information concerning compensation paid in connection with the sale of the Policies, see "Distribution of the Policies."

             NATIONAL LIFE INSURANCE COMPANY AND THE GENERAL ACCOUNT

NATIONAL LIFE INSURANCE COMPANY

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company.

THE GENERAL ACCOUNT

You may allocate some or all of your Net Premiums, and transfer some or all of the Accumulated Value of your Policy to our General Account. We bear the full investment risk for all amounts allocated or transferred to the General Account. We credit interest on Net Premiums and Accumulated Value allocated to the General Account at rates we declare. These rates will not be less than 4%. The principal, after deductions, is also guaranteed.

We own the assets in the General Account, and use these assets to support our insurance and annuity obligations other than those funded by separate account investments. These assets are subject to National Life's general liabilities from business operations.

We have not registered the General Account with the Securities and Exchange Commission ("SEC"), and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the General Account. Disclosures regarding the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

We may credit the non-loaned Accumulated Value in the General Account with current rates in excess of the 4% minimum guarantee, but we are not obligated to do so. We have no specific formula for determining specific interest rates. Since we anticipate changing the current interest rate from time to time, in our sole discretion, allocations to the General Account made at different times are likely to be credited with different current interest rates. We will declare an interest rate each month to apply to amounts allocated or transferred to the General Account in that month. The rate declared on such amounts will remain in effect for twelve months. At the end of the 12-month period, we may declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the General Account on that date). We will determine any interest credited on the amounts in the General Account in excess of the minimum guaranteed rate of 4% per year in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the General Account will not share in the investment performance of our General Account. We currently intend to credit interest on non-loaned Accumulated Value in the General Account for Policies in Policy Year 11 and thereafter at rates which are 0.50% per annum higher than those that apply to Policies still in their first ten Policy Years. This enhancement is not guaranteed, however, except in New York and Texas. We may in our sole discretion, upon prior notice to Owners, decide not to credit the enhancement.

Amounts deducted from the non-loaned Accumulated Value in the General Account for Withdrawals, Policy loans, transfers to the Separate Account, Monthly Deductions or other charges are, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

TRANSFERS FROM THE GENERAL ACCOUNT. We allow only one transfer in each Policy Year from the amount of non-loaned Accumulated Value in the General Account to any or all of the subaccounts of the Separate Account. The amount you transfer from the General Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $1000. We will make the transfer as of the Valuation Day we receive your written or telephone request at our Home Office.

                     THE SEPARATE ACCOUNT AND THE PORTFOLIOS

THE SEPARATE ACCOUNT

The Separate Account is a separate investment account established under Vermont law to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. We own the Separate Account's assets, and we are obligated to pay all amounts we promise to pay under the Policies.

The Separate Account's assets are held separate from our other assets and are not part of our General Account. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited or charged against the Separate Account without regard to our other income, gains or losses. Income, gains, and losses credited to, or charged against, a subaccount reflect the subaccount's own investment performance and not the investment performance of our other assets. As a result, the portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account will not be exposed to liabilities arising out of any other business that we may conduct. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

The subaccounts of the Separate Account purchase and redeem shares of the portfolios at net asset value. Any dividend and capital gain distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

If investment in one or more portfolios is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any reason, in our sole discretion, we may substitute another portfolio without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, we may close Subaccounts to allocations of premiums or Accumulated Value, or both, at any time in our sole discretion. Portfolios, which sell their shares to the Subaccounts under participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

We reserve the right to make other structural and operational changes affecting the Separate Account. See "Addition, Deletion, or Substitution of Investments."

THE PORTFOLIOS

The Separate Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the SEC as an open-end management investment company.

Each portfolios' assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The following table provides certain information on each portfolio, including its fund type, and its investment adviser (and subadviser, if applicable). THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE THEIR INVESTMENT OBJECTIVE(S). You can find detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully and keep them for future reference.

------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                         TYPE OF FUND                  INVESTMENT ADVISER               SUBADVISER
------------------------------------------------------------------------------------------------------------------------------------
Sentinel Variable Products Trust:
------------------------------------------------------------------------------------------------------------------------------------
   Common Stock Fund                              Large Value Equity            NL Capital Management, Inc.      None
------------------------------------------------------------------------------------------------------------------------------------
   Growth Index Fund                              Index Equity                  NL Capital Management, Inc.      None
------------------------------------------------------------------------------------------------------------------------------------
   Mid Cap Growth Fund                            Mid Cap Growth Equity         NL Capital Management, Inc.      None
------------------------------------------------------------------------------------------------------------------------------------
   Money Market Fund                              Money Market                  NL Capital Management, Inc.      None
------------------------------------------------------------------------------------------------------------------------------------
   Small Company Fund                             Small Blend Equity            NL Capital Management, Inc.      None
------------------------------------------------------------------------------------------------------------------------------------
   Bond Fund                                      Investment-Grade Bond         NL Capital Management, Inc.      None
------------------------------------------------------------------------------------------------------------------------------------
   Balanced Fund                                  Hybrid Equity and Debt        NL Capital Management, Inc.      None
------------------------------------------------------------------------------------------------------------------------------------
The Alger American Fund:
------------------------------------------------------------------------------------------------------------------------------------
   Growth Portfolio - Class O Shares              Large Growth Equity           Fred Alger Management, Inc.      None
------------------------------------------------------------------------------------------------------------------------------------
   Leveraged AllCap Portfolio - Class O Shares    Growth Equity                 Fred Alger Management, Inc.      None
------------------------------------------------------------------------------------------------------------------------------------
   Small Capitalization Portfolio - Class O       Small Growth Equity           Fred Alger Management, Inc.      None
   Shares
------------------------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.:
------------------------------------------------------------------------------------------------------------------------------------
   VP Income & Growth Portfolio                   Large Value Equity            American Century Investment      None
                                                                                Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   VP Value Portfolio                             Mid Cap Value Equity          American Century Investment      None
                                                                                Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   VP Ultra Portfolio                             Large Growth Equity           American Century Investment      None
                                                                                Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   VP Vista Portfolio                             Mid Cap Growth Equity         American Century Investment      None
                                                                                Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   VP International Portfolio                     International Equity          American Century Investment      None
                                                                                Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   VP Inflation Protection Portfolio              Fixed Income                  American Century Investment      None
                                                                                Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus:Variable Investment Fund
------------------------------------------------------------------------------------------------------------------------------------
   Appreciation Portfolio                         Large Blend                   The Dreyfus Corporation          Fayez Sarofim & Co.
------------------------------------------------------------------------------------------------------------------------------------
   Developing Leaders Portfolio                   Aggressive Growth             The Dreyfus Corporation          None
------------------------------------------------------------------------------------------------------------------------------------
   Quality Bond Portfolio                         Investment Grade Bond         The Dreyfus Corporation          None
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Socially Responsible Growth Fund, Inc.    Large Cap Growth              The Dreyfus Corporation          None
------------------------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Funds:
------------------------------------------------------------------------------------------------------------------------------------
   Equity-Income Portfolio                        Large Value Equity            Fidelity Management &            None
                                                                                Research Company
------------------------------------------------------------------------------------------------------------------------------------
   Growth Portfolio                               Large Growth Equity           Fidelity Management &            None
                                                                                Research Company
------------------------------------------------------------------------------------------------------------------------------------
   High Income Portfolio                          Below Investment Grade Bond   Fidelity Management &            None
                                                                                Research Company
------------------------------------------------------------------------------------------------------------------------------------
   Overseas Portfolio                             International Equity          Fidelity Management &            FMR U.K., FMR Far
                                                                                Research Company                 East, and Fidelity
                                                                                                                 international
                                                                                                                 Investment Advisers
------------------------------------------------------------------------------------------------------------------------------------
   Contrafund(R) Portfolio                        Large Growth Equity           Fidelity Management &            None
                                                                                Research Company
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   Index 500 Portfolio                            Index Equity                  Fidelity Management &            Geode Capital
                                                                                Research Company                 Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
   Investment Grade Bond Portfolio                Investment Grade Bond         Fidelity Management &            None
                                                                                Research Company
------------------------------------------------------------------------------------------------------------------------------------
  Mid Cap Portfolio                               Mid Cap Blend                 Fidelity Management &            None
                                                                                Research Company
------------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Variable Insurance Products
Trust
------------------------------------------------------------------------------------------------------------------------------------
   Class 2 shares, Mutual Shares Securities       Mid Cap Value                 Franklin Mutual Advisors,        None
   Fund                                                                         LLC
------------------------------------------------------------------------------------------------------------------------------------
   Class 2 shares, Franklin Small Cap Value       Small Cap Value               Franklin Advisory Services,      None
   Securities Fund                                                              LLC
------------------------------------------------------------------------------------------------------------------------------------
   Class 2 shares, Franklin Small Cap Fund        Small Cap Growth              Franklin Advisors, Inc.          None
------------------------------------------------------------------------------------------------------------------------------------
   Class 2 shares, Templeton Foreign Securities   Foreign                       Templeton Investment             None
   Fund                                                                         Counsel, LLC
------------------------------------------------------------------------------------------------------------------------------------
   Class 2 shares, Franklin Real Estate Fund      Sector Equity                 Franklin Advisors, Inc.          None
------------------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds, Inc.:
------------------------------------------------------------------------------------------------------------------------------------
   VI-Dynamics Fund                               Mid Cap Growth Equity         A I M Advisors, Inc.             None
------------------------------------------------------------------------------------------------------------------------------------
   VI-Health Sciences Fund                        Sector Equity                 A I M Advisors, Inc.             None
------------------------------------------------------------------------------------------------------------------------------------
   VI-Technology Fund                             Sector Equity                 A I M Advisors, Inc.             None
------------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Series Trust II:
------------------------------------------------------------------------------------------------------------------------------------
   JP Morgan International Equity Portfolio       International Equity          J.P. Morgan Investment           None
                                                                                Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
   JP Morgan Small Company Portfolio              Small Blend Equity            J.P. Morgan Investment           None
                                                                                Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman Advisers Management Trust
------------------------------------------------------------------------------------------------------------------------------------
   Initial Class, Partners Portfolio              Large Value                   Neuberger Berman                 None
                                                                                Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   Initial Class, Mid Cap Growth Portfolio        Mid Cap Growth Equity         Neuberger Berman                 None
                                                                                Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   S-Series Class, Fasciano Portfolio             Small Cap Blend               Neuberger Berman                 None
                                                                                Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   Initial Class, Limited Maturity Portfolio      Short-Term                    Neuberger Berman                 None
                                                                                Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Scudder Variable Series II:
------------------------------------------------------------------------------------------------------------------------------------
   Class B shares, Dreman High Return Portfolio   Large Value                   Deutsche Investment              Dreman Value
                                                                                Management Americas, Inc.        Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
   Class B shares, Dreman Small Cap Value         Small Cap Value               Deutsche Investment              Dreman Value
   Portfolio                                                                    Management Americas, Inc.        Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Funds.
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Discovery Variable Trust    Mid Cap Growth Equity         Wells Fargo Funds Management,    Wells Capital
Fund                                                                            LLC                              Management,
                                                                                                                 Incorporated
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Opportunity Variable        Mid Cap Blend                 Wells Fargo Funds Management,    Wells Capital
Trust Fund                                                                      LLC                              Management,
                                                                                                                 Incorporated
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series, Inc.
------------------------------------------------------------------------------------------------------------------------------------
   VIP II Class shares, Equity Income Portfolio   Large Value                   T. Rowe Price Associates, Inc.   None
------------------------------------------------------------------------------------------------------------------------------------
   VIP II Class shares, Blue Chip Growth          Large Growth                  T. Rowe Price Associates, Inc.   None
   Portfolio
------------------------------------------------------------------------------------------------------------------------------------
   VIP II Class shares, Health Sciences           Sector Equity                 T. Rowe Price Associates, Inc.   None
   Portfolio
------------------------------------------------------------------------------------------------------------------------------------

THESE PORTFOLIOS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain portfolios are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios may be lower or higher than the investment performance of these other, publicly available portfolios. THERE CAN BE NO ASSURANCE, AND WE MAKE NO REPRESENTATION, THAT THE INVESTMENT PERFORMANCE OF ANY OF THE PORTFOLIOS AVAILABLE UNDER THE POLICY WILL BE COMPARABLE TO THE INVESTMENT PERFORMANCE OF ANY OTHER PORTFOLIO, EVEN IF THE OTHER PORTFOLIO HAS THE SAME INVESTMENT ADVISER OR MANAGER, THE SAME INVESTMENT OBJECTIVES AND POLICIES, AND A VERY SIMILAR NAME.


National Life may receive compensation from the investment adviser of a portfolio (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to such portfolio and its availability under the Policies. The amount of this compensation is based on a percentage of the assets of the portfolio attributable to the Policies and other policies issued by National Life. These percentages differ, and some advisers (or affiliates) may pay us more than others. In 2004, the percentages ranged from ____% to _____%, and the dollar amounts received ranged from $_____ to $_____ per adviser. For more information on the compensation we receive, see "Contractual Arrangement between National Life and the Funds Investment Advisors or Distributors" in the Statement of Additional Information.


In addition, our affiliate, Equity Services, Inc., the principal underwriter for the Policies, will receive 12b-1 fees deducted from certain portfolio assets for providing distribution and shareholder support services to some of the portfolios. Because 12b-1 fees are paid out of a portfolio's assets on an ongoing basis, over time they will increase the cost of an investment in portfolio shares.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Where permitted by applicable law, we may make certain changes to the structure or operation of the Separate Account, if we feel such an action is reasonably necessary. In doing so we would comply with all applicable laws, including approval of Owners, if so required. These changes include, among others:

      1) making changes in the form of the Separate Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

                  (i) operating the Separate Account as a management company under the 1940 Act
                  (ii) deregistering the Separate Account under the 1940 Act if registration is no longer required
                  (iii) combining or substituting separate accounts
                  (iv) transferring the assets of the Separate Account to another separate account or to the General Account
                  (v) making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or
                  (vi) making other technical changes in the Policy to conform with any action described herein;

      2) if in our judgment a Portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, substituting shares of another investment portfolio for shares of such Portfolio (the new Portfolio may have higher fees and expenses than the ones they replaced);

      3) eliminating, combining or substituting subaccounts and establish new subaccounts, if in our judgment marketing needs, tax considerations, or investment conditions so warrant (the new subaccounts may not be available in all classes of Policies);

      4) transferring assets from a subaccount to another subaccount or separate account if the transfer in our judgment would best serve interests of Policy Owners or would be appropriate in carrying out the purposes of the Policies; and

      5) modifying the provisions of the Policies to comply with applicable laws.

If the underlying Portfolio in which a subaccount invests is unaffiliated with us, and your Policy has Accumulated Value in that subaccount when it is eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the subaccount or subaccounts (or the General Account) to which the Accumulated Value in that subaccount should be transferred. If you do not name a new subaccount, then we will use the Money Market Subaccount. If the underlying Portfolio in which such a subaccount invests is affiliated with us, we will not eliminate such subaccount without first obtaining a substitution order form the SEC. In any case, if in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.

VOTING PORTFOLIO SHARES

Even though we are the legal owner of the Portfolio shares held in the Separate Account, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Accumulated Value you have in the subaccount investing in that Portfolio (as of a date set by the Portfolio).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain voting instructions of Owners. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took this action.

NET INVESTMENT RETURN OF THE SEPARATE ACCOUNT


The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of New York. The chart shows the year-by-year net investment returns of the subaccounts of the Separate Account since the inception of the subaccounts through December 31, 2004.


The net investment returns reflect investment income and capital gains and losses less investment management fees and other expenses for the portfolios and the Mortality and Expense Risk Charge. The returns do not reflect the Cost of Insurance Charge, the Premium Tax Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges, all of which will significantly reduce the returns.

Returns are not annualized for periods under one year.

                                             FOR THE YEAR ENDED DECEMBER 31,

                       Subaccount
                        Effective
                          Date      2004   2003   2002   2001   2000   1999   1998   1997   1996
                       -------------------------------------------------------------------------
TO BE PROVIDED BY
   POST EFFECTIVE
   AMENDMENT FILING


                                   THE POLICY

We describe our basic Policy below. There may be differences in your Policy (such as differences in fees, charges and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Please consult your Policy for its specific terms.

PURCHASING A POLICY

To purchase a Policy, you must apply to us through a licensed National Life agent who is also a registered representative of Equity Services, Inc. ("ESI") or a broker/dealer having a Selling Agreement with ESI. If you do not pay the Minimum Initial Premium with your written application, it must be paid when the Policy is delivered. If the premium paid is less than the Minimum Initial Premium, the balance of the Minimum Initial Premium must be received within five days, or all premiums will be refunded. Premium Payments made prior to Policy issue are deposited into the Money Market Subaccount; if a Policy is issued, the Owner will earn the interest earned in the Money Market Subaccount from the date of deposit. Policies are issued after all required information is submitted and underwriting has been completed.

The Minimum Face Amount of a Policy under our rules is generally $50,000; however, exceptions may be made for employee benefit plans. We may revise our rules from time to time to specify a different Minimum Face Amount for subsequently issued policies. A Policy will be issued only on Insureds who have an Issue Age of 85 or less and who provide us with satisfactory evidence of insurability. Acceptance is subject to our underwriting rules. We may reject an application for any reason permitted by law. A tax-favored arrangement, including qualified pension plans, should carefully consider the costs and benefits of the Policy (such as asset diversification) before purchasing a Policy since the tax-favored arrangement itself provides for tax-sheltered growth.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account (i.e., purchase a Policy), we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

From the time the application for a Policy is signed until the time the Policy is issued, you can, subject to our underwriting rules, obtain temporary insurance protection, pending issuance of the Policy, if you are able to answer "no" to the Health Questions of the Receipt & Temporary Life Insurance Agreement and submit (a) a complete Application including any medical questionnaire required, and (b) payment of the Minimum Initial Premium.

The amount of coverage under the Receipt & Temporary Life Insurance Agreement is the lesser of the Face Amount applied for or $1,000,000 ($100,000 in the case of proposed Insureds age 70 or over). Coverage under the agreement will end on the earliest of:

      (a)   the 90th day from the date of the agreement;
      (b)   the date that insurance takes effect under the Policy;
      (c)   the date a Policy, other than as applied for, is offered to you;
      (d) three days (five days in New York) from the date we mail a notice of termination of coverage;
      (e) the time you first learn that we have terminated the temporary life insurance; or
      (f)   the time you withdraw the application for life insurance.

We do the insurance underwriting, determine a proposed Insured's Rate Class, and determine whether to accept or reject an application for a Policy. We will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.

REPLACEMENT OF EXISTING INSURANCE. It may not be in your best interest to surrender, lapse, change or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new Surrender Charge period. You should talk to your insurance agent or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy could be delayed.

TAX FREE "SECTION 1035" EXCHANGES. You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a Surrender Charge on your old policy. There will be a new Surrender Charge period for this Policy and other charges might be higher (or lower) and the benefits may be different. If the exchange does not qualify for
Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest. You should be aware that your insurance agent will generally earn a commission if you buy this Policy through an exchange or otherwise.

OWNERSHIP AND BENEFICIARY RIGHTS. The Policy belongs to the Owner named in the application. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. The principal right of the Beneficiary is the right to receive the insurance proceeds under the Policy. Changing the Owner and assigning the Policy may have tax consequences.

CANCELING A POLICY (FREE LOOK RIGHT). The Policy provides for a "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums paid on the Policy. This free-look period ends on the latest of:

      (a)   45 days after Part A of the application for the Policy is signed
      (b)   10 days after you receive the Policy
      (c)   10 days after we mail the Notice of Withdrawal Right to you, or
      (d)   any longer period provided by state law.

To cancel your Policy, you must return the Policy to us or to our agent within the free look period with a written request for cancellation.

SPECIALIZED USES OF THE POLICY. Because the Policy provides for an accumulation of cash value as well as a Death Benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. SEE "Summary of the Principal Risks of Purchasing a Policy." Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose you should consider whether the long-term nature of the Policy is consistent with your purpose. Using a Policy for a specialized purpose may have tax consequences. See "Federal Income Tax Considerations."

For Policies that are intended to be used in multiple employer welfare benefit plans established under ss. 419A(f)(6) of the Internal Revenue Code, you should be aware that there is a risk that the intended tax consequences of such a plan may not be realized. The courts and the Internal Revenue Service have raised questions about certain of these arrangements under existing law, and the IRS has issued regulations under section 419A(f)(6). In addition, the IRS requires that plans substantially similar to those plans listed pursuant to section 6011 must be disclosed to the IRS. We do not guarantee any particular tax consequences of any use of the Policies, including but not limited to use in these so-called "ss. 419 plans." We recommend that you seek independent tax advice with respect to applications in which you seek particular tax consequences. In the case of Policies owned by these 419 plans, if the Owner surrenders the Policy, National Life will permit the Insured to reinstate the Policy, with the Insured as Owner, subject to its normal reinstatement rules, within six months of the surrender.

Also, this Policy may be used with certain tax-qualified retirement plans. The Policy includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefits; the purchase of the Policy does not provide additional tax deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing this Policy through a qualified plan, you should consider purchasing this Policy for its Death Benefit and other non-tax related benefits. Please consult a tax advisor for information specific to your circumstances to determine whether the Policy is an appropriate investment for you.

PREMIUMS

MINIMUM INITIAL PREMIUM. No insurance will take effect until the Minimum Initial Premium is paid, and the health and other conditions of the Insured described in the application must not have changed.

AMOUNT AND TIMING OF PREMIUMS. Each premium payment must be at least $50. You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.

You will at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments. You may request us to send a premium reminder notice at the specified interval. You may change the Planned Periodic Premium frequency and amount. Also, under an Automatic Payment Plan, you can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being "billed." We may allow, in certain situations, Automatic Payment Plan payments of less than $50. We may require that Automatic Payment Plans be set up for at least the Minimum Monthly Premium.

You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule. You may pay premiums whenever you like, and in any amount (subject to the $50 minimum and the limitations described in the next section). Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the Duration of the Policy depends upon the Policy's Cash Surrender Value. Thus, even if you pay the Planned Periodic Premiums, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy and if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, or you have purchased the Guaranteed Death Benefit Rider, in either case so long as you have paid the Minimum Guarantee Premium, or you have purchased the No Lapse Guaranty Rider, so long as you have paid the Cumulative Monthly Guarantee Premium into the General Account).

Any payments you make while there is an outstanding Policy loan will be applied as premium payments rather than loan repayments, unless you notify us in writing that the amount is to be applied as a loan repayment. You may not make premium payments after the Insured reaches Attained Age 99. However, we permit loan repayments after Attained Age 99.

Higher premium payments under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk. This will produce lower Cost of Insurance Charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher Cost of Insurance Charges under the Policy.

Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk. However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.

Under either Death Benefit option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher Cost of Insurance Charges. Lower premium payments will result in a lower Net Amount at Risk, and lower Cost of Insurance Charges.

PREMIUM LIMITATIONS. The Internal Revenue Code of 1986 (the "Code") provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed these limits. If at any time you pay a premium which would result in total premiums exceeding the limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. We will promptly refund the excess to you. In cases of premiums paid by check, we will wait until your check has cleared. If you have an outstanding loan, we may instead apply the payment as a loan repayment. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of (a) a Policy's Unadjusted Death Benefit over (b) the Policy's Cash Surrender Value plus outstanding Policy loans and accrued interest, would still be excludable from gross income under the Code.

The maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time. As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See "Federal Income Tax Considerations," below).

Unless the Insured provides satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value.

If mandated under applicable law, we may be required to reject a premium payment.

ALLOCATION OF NET PREMIUMS. The Net Premium equals the premium paid less the Premium Tax Charge. In your application for the Policy, you will indicate how Net Premiums should be allocated among the subaccounts of the Separate Account and/or the General Account. You may change these allocations at any time by giving us written notice at our Home Office, or if you have elected the telephone transaction privilege, by telephone instructions (See "Telephone Transaction Privilege," below). Please note, however, if your Policy is participating in the Illuminations program described under "Optional 'Illuminations' Investment Advisory Service", below, making a change to your premium allocations on your own will be treated as a termination of your Policy's participation in the Illuminations program. You must make allocations in whole number percentages of at least 1%, and the sum of the allocation percentages must be 100%. We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect, except during the free look period. Please note that if you submit your Premium to your agent, we will not begin processing the Premium until we have received it from your agent's selling firm.

We will allocate any portion of the Initial Premium and any subsequent premiums we receive before the end of the free look period which are to be allocated to the Separate Account, to the Sentinel Variable Products Trust Money Market Subaccount (the "Money Market Subaccount"). For this purpose, we will assume that the free look period will end 20 days after the date the Policy is issued. On the first Valuation Date following 20 days after issue of the Policy, we will allocate the amount in the Money Market Subaccount to each of the subaccounts selected in the application based on your instructions.

The values of the subaccounts will vary with their investment experience. You bear the entire investment risk. Please note that during extended periods of low interest rates, the yield on the Money Market Subaccount may become extremely low, and possibly even negative. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

TRANSFERS

You may transfer the Accumulated Value between and among the subaccounts of the Separate Account and the General Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See "Telephone Transaction Privilege," below). Transfers between and among the subaccounts of the Separate Account and the General Account are made as of the Valuation Day that the request for transfer is received at the Home Office. Please remember that a Valuation Day ends at 4:00 p.m. Eastern Time (i.e., the close of regular trading on the New York Stock Exchange). We must receive your transfer request before 4:00 p.m. Eastern Time for a transfer to be made on that Valuation Day. You may, at any time, transfer all or part of the amount in one of the subaccounts of the Separate Account to another subaccount and/or to the General Account. For transfers from the General Account to the Separate Account, see "The General Account," above.

Currently an unlimited number of transfers are permitted without charge. We have no current intent to impose a transfer charge in the foreseeable future. However, we may, after giving you prior notice, change this policy so as to deduct a $25 transfer charge from each transfer in excess of the fifth transfer (twelfth transfer for Policies issued in New York) during any one Policy Year. All transfers requested during one Valuation Period are treated as one transfer transaction. If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the five or twelve free transfers in any Policy Year:

      -     transfers resulting from Policy loans

      - transfers resulting from the operation of the dollar cost averaging or portfolio rebalancing features

      - transfers resulting from the exercise of the transfer rights described under "Other Transfer Rights", below, and

      - the reallocation from the Money Market Subaccount following the free look period.

Under present law, transfers are not taxable transactions.

If your Policy is in the Illuminations program described under "Optional 'Illuminations' Investment Advisory Service", below, you will be allowed to implement fund transfers. Please note, however, if you implement fund transfers your allocations will depart from the FundQuest recommendations, and, if you keep the Policy in the Illuminations program, your transfers will end up being reversed by the next semi-annual rebalancing within the program.

TELEPHONE TRANSACTION PRIVILEGE

If you elect the telephone transaction privilege, either on the application for the Policy or thereafter by written authorization, you may effect changes in premium allocation, transfers, and loans of up to $25,000, terminate or make changes in your Illuminations investment advisory program, if your Policy is participating, and initiate or make changes in Dollar Cost Averaging or Portfolio Rebalancing by providing instructions to us at our Home Office over the telephone. We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Policy Owners. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if we do not follow these reasonable procedures. The procedures to be followed for telephone transfers will include one or more of the following:

      - requiring some form of personal identification prior to acting on instructions received by telephone
      -     providing written confirmation of the transaction, and
      -     making a tape recording of the instructions given by telephone.

Telephone transfers may not always be available. Telephone systems, whether yours, ours or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

If you effect a change in premium allocation, initiate Dollar Cost Averaging or change Portfolio Rebalancing on a Policy that is participating in the Illuminations program, your Policy's participation in the Illuminations program will terminate.


                               DISRUPTIVE TRADING

POLICY. The Contracts are intended for long-term investment by Owners. They were not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term transfers. Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the Fixed Account or the Guaranteed Account can cause risks with adverse effects for other Owners (and beneficiaries and Funds). These risks include:

      o the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a Fund are made at prices that do not reflect an accurate value for the Fund's investments;
      o an adverse effect on portfolio management, such as impeding a portfolio manager's ability to sustain an investment objective, causing a Fund to maintain a higher level of cash than would otherwise be the case, or causing a Fund to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the Fund; and
      o     increased brokerage and administrative expenses.

The risks and costs are borne by all Owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the "Procedures") and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest in this Contract if you intend to conduct market timing or other potentially disruptive trading.

DETECTION. We employ various means to attempt to detect and deter market timing and disruptive trading. However, despite our monitoring, we may not be able to detect or stop all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Funds, we cannot guarantee that all harmful trading will be detected or that a Fund will not suffer harm from programmed, large, frequent, or short-term transfers among the subaccounts of variable products issued by these companies or retirement plans.

DETERRENCE. Once an Owner has been identified as a "market timer" under the Procedures, we notify the Owner that we will not accept instructions for such trades in the future. We also will mark the Contract on our administrative system so that the system will have to be overridden by the Variable Products services staff to process any transfers. We will only permit the Owner to make trades in subaccounts which we believe the Owner was not "market timing."

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or
(iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). We also reserve the right, to the extent permitted by applicable law, to implement and administer redemption fees imposed by one or more of the Funds in the future. If required by applicable law, we may deduct redemption fees imposed by the Funds. Further, to the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of the Funds.

We currently do not impose redemption fees on transfers. Further, for transfers between or among the subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Procedures consistently to all Owners without waiver or exception.

FUND FREQUENT TRADING POLICIES. The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. You should be aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

OMNIBUS ORDERS. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund's ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the Fund will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the Funds. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of Fund shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.


OTHER TRANSFER RIGHTS

TRANSFER RIGHT FOR POLICY. During the first two years following Policy issue, you may, on one occasion, transfer the entire Accumulated Value in the Separate Account to the General Account, without regard to any limits on transfers or free transfers, or related transfer charges, if any.

TRANSFER RIGHT FOR CHANGE IN INVESTMENT POLICY. If the investment policy of a subaccount of the Separate Account is materially changed, you may transfer the portion of the Accumulated Value in that subaccount to another subaccount or to the General Account, without regard to any limits on transfers or free transfers, or related transfer charges, if any.

EXCHANGE RIGHT FOR CONNECTICUT RESIDENTS. For eighteen months after the Date of Issue, Connecticut residents may exchange the Policy for any flexible premium adjustable benefit life insurance policy offered for sale by us, the benefits of which policy do not vary with the investment performance of a separate account. Evidence of insurability will not be required to effect this exchange.

OPTIONAL "ILLUMINATIONS" INVESTMENT ADVISORY SERVICE


National Life makes available to all VariTrak Policyowners, subject to the minimums described below, at no cost to the Policyowner, an optional investment advisory service which National Life calls "Illuminations". Under this program, National Life has arranged for FundQuest, Incorporated, a registered investment adviser firm which is independent of National Life, to provide an investment advisory service under which it maintains an allocation of the Accumulated Value of your Policy among the available options which is suited to your investment objective, financial situation and risk tolerance.

Illuminations is available at issue of a Policy if the Face Amount is at least $500,000, the sum of the planned premiums in the first year is at least $5,000, or the total premium anticipated from all sources, including planned premiums and section 1035 deposits from other policies, is at least $25,000. After issue of a Policy, Illuminations is available if the Face Amount is at least $500,000 at the time of the request, the average premiums received during the life of the Policy have been at least $5000 per year, or if the policyowner submits an annual premium in the current policy year of at least $5,000 and we reasonably believe that the policyholder expects to pay premiums of at least $5,000 per year going forward.

ILLUMINATIONS NOT AVAILABLE FOR QUALIFIED PLANS. lluminations VUL is not available under employer sponsored qualified plans. Due to the minimum premium or death benefit requirements under Illuminations VUL, certain participants under an employer sponsored qualified plan would not be eligible for the Illuminations option. To avoid violating the ERISA guidelines under rights, benefits and features, plans may not discriminate in favor of Highly Compensated Employees by offering them a contract that could provide a more valuable package of benefits than what is being offered to non-highly compensated employees.

If you elect to participate in Illuminations, you will be asked to fill out a detailed questionnaire, which addresses your investment objective, financial situation and risk tolerance. FundQuest will then evaluate the completed questionnaire to determine the allocation best suited to you. FundQuest will maintain a number of different allocation models for clients with different investment objectives, financial situations and risk tolerances, and you will be assigned to one of these models. However, you will have the ability to impose reasonable restrictions on the management of your Policy, including the ability to designate particular funds or types of funds that should not receive allocations of Accumulated Value from your Policy. Please contact National Life's Home Office at (800) 732-8939 if you wish to impose restrictions on the management of your Policy which contains the Illuminations management feature. If you place restrictions on a particular fund or type of fund, you must either suggest an alternative fund or fund type or specify that the assets that would have been allocated to the restricted fund or fund type be allocated PRO RATA among the other funds in your model. At the implementation of your Illuminations program, you will receive a Strategy Report prepared by FundQuest which discusses the strategy to be followed in allocating your Accumulated Value among the Funds.


FundQuest will make changes to its fund allocation models from time to time as it deems appropriate based on changes in the financial markets, fund performance, and other factors. FundQuest will communicate these changes to National Life, which will then automatically implement the changes in each affected Policy, pursuant to a Limited Power of Attorney executed by Illuminations participants. This Limited Power of Attorney will authorize FundQuest to direct National Life to implement changes to your model as determined by FundQuest, without obtaining your specific prior approval of the changes. In addition, FundQuest also currently intends to rebalance each Illuminations account back to its then-current model allocation semi-annually. This semi-annual rebalancing will also be implemented pursuant to the Limited Power of Attorney, and will be done automatically without your specific prior approval.

Further information regarding FundQuest and the Illuminations program is included in Part II of FundQuest's Form ADV, which will be provided to Contract Owners when they elect to participate in Illuminations.

Once in the Illuminations program, you will receive a quarterly report prepared by FundQuest discussing the performance of your Policy's subaccount allocation, all the transactions made within your Policy, and its value at the beginning and end of the period. In this report, you will be reminded that you should contact National Life if there have been changes in your financial situation or investment objectives, and that you may impose reasonable restrictions on the funds in which your account may invest or modify existing restrictions.

In addition, at least annually you will be contacted by your National Life agent to determine whether there have been any changes in your financial situation or investment objectives, and whether you wish to impose reasonable restrictions on the funds in which your account may invest or modify existing restrictions.

Once you have elected to participate in the Illuminations program, you may terminate your participation in the program at any time, by providing written or telephone instructions to National Life. If you terminate the Illuminations program, we will no longer automatically apply any portfolio rebalancing to your Policy, unless you specifically elect to begin a Portfolio Rebalancing feature described under section, entitled "Available Automated Fund Management Features".

If, while your Policy is participating in the Illuminations program, you should need or want to take a Policy loan or make a Withdrawal from your Policy, you should consider that if the loan or Withdrawal is allocated pro rata among the subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Policy will not be disturbed. If, on the other hand, you allocate the loan or Withdrawal to specific funds, the Policy will depart from the recommended allocations. However, if the Policy remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated Value will be rebalanced back to the recommended model.


While your Policy is in the Illuminations program, you will be allowed to implement fund transfers, but you should consider that doing so will cause your allocations to depart from the FundQuest recommendations, and, if you keep the Policy in the Illuminations program, your transfers will end up being reversed by the next semi-annual rebalancing within the program. While your Policy is in the Illuminations program, the Dollar Cost Averaging feature described in the next section below will not be available, and Portfolio Rebalancing will only be available as part of the Illuminations program. If you do elect to begin Dollar Cost Averaging, or change your Portfolio Rebalancing from the Illuminations program, such election will automatically terminate your Policy's participation in the Illuminations program. Similarly, if you instruct National Life to make a change in the allocation of new Premiums on your Policy, this will be treated as a termination of your Policy's participation in the Illuminations program.


AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

We currently offer, at no charge to you, two automated fund management features. Only one of these features may be active for any single Policy at any time. We are not legally obligated to continue to offer these features. Although we have no current intention to do so, we may cease offering one or both these features at any time, after providing 60 days prior written notice to all Owners who are then utilizing the features being discontinued.

DOLLAR COST AVERAGING. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. While your Policy is in the Illuminations program described in the section immediately above, Dollar Cost Averaging will not be available. If you do elect to begin Dollar Cost Averaging, such election will automatically terminate your Policy's participation in the Illuminations program.


PORTFOLIO REBALANCING. This feature permits you to automatically rebalance the value in the subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office. While your Policy is in the Illuminations program described in the section immediately above, Portfolio Rebalancing will be available only as part of the program, which will rebalance semi-annually back to your allocations as determined by FundQuest. If you do elect to change Portfolio Rebalancing from this Illuminations program, such election will automatically terminate your Contract's participation in the Illuminations program.


ACCUMULATED VALUE

The Accumulated Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Separate Account and the General Account. The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Accumulated Value in any of the subaccounts of the Separate Account. Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

The Accumulated Value and Cash Surrender Value will reflect:

-     the Net Premiums paid
-     the investment performance of the Portfolios you have chosen
- the crediting of interest on non-loaned Accumulated Value in the General Account and amounts held as Collateral in the General Account
-     any transfers
-     any Withdrawals
-     any loans
-     any loan repayments
-     any loan interest charged, and
-     charges assessed on the Policy.

DETERMINATION OF NUMBER OF UNITS FOR THE SEPARATE ACCOUNT. Amounts allocated, transferred or added to a subaccount of the Separate Account under a Policy are used to purchase units of that subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

DETERMINATION OF UNIT VALUE. The unit value of a subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that subaccount on that Valuation Day.

NET INVESTMENT FACTOR. Each subaccount of the Separate Account has its own Net Investment Factor. The Net Investment Factor measures the daily investment performance of the subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying portfolio or series.

The asset charge for mortality and expense risks will be deducted in determining the applicable Net Investment Factor. (See "Charges and Deductions - Mortality and Expense Risk Charge," below)

CALCULATION OF ACCUMULATED VALUE. The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day. On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue. On each Valuation Day after the Date of Issue, the Accumulated Value will be:

      1) The aggregate of the values attributable to the Policy in the Separate Account, determined by multiplying the number of units the Policy has in each subaccount of the Separate Account by such subaccount's unit value on that date; plus

      2) The value attributable to the Policy in the General Account (See "The General Account," above).

                                  DEATH BENEFIT

GENERAL. As long as the Policy remains in force, we will pay the Death Benefit of the Policy, after due proof of the Insured's death (and fulfillment of certain other requirements), to the named Beneficiary, unless the claim is contestable in accordance with the terms of the Policy. You may choose to have the proceeds paid in cash or under one of the available settlement options. (See "Payment of Policy Benefits," below) The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit option that is in effect, increased by any additional benefits, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions.

If you or your Beneficiary does not select a settlement option, the proceeds are at least $10,000, and the Beneficiary is an individual, we may deposit the lump-sum payment into an interest bearing special account maintained by a financial institution and retained by us in our General Account. In that case, we will provide your Beneficiary with a checkbook within seven days to access those funds. Your Beneficiary will receive interest on the proceeds deposited in that account.

DEATH BENEFIT OPTIONS. The Policy provides two Death Benefit options: Option A and Option B. You select the Death Benefit option in the application and may change it as described in "Change in Death Benefit Option," below.

OPTION A. The Unadjusted Death Benefit is equal to the greater of:

      (a)   the Face Amount of the Policy, and

      (b) the Accumulated Value multiplied by the specified percentage shown in the table below:

            Attained Age       Percentage       Attained Age      Percentage
            ------------       ----------       ------------      ----------

            40 and under           250%          60                  130%
                 45                215%          65                  120%
                 50                185%          70                  115%
                 55                150%          75 and over         105%

For Attained Ages not shown, the percentages will decrease by a ratable portion of each full year.

ILLUSTRATION OF OPTION A -- FOR PURPOSES OF THIS ILLUSTRATION, ASSUME THAT THE INSURED IS UNDER ATTAINED AGE 40 AND THERE IS NO POLICY LOAN OUTSTANDING.

UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $200,000 WILL GENERALLY HAVE AN UNADJUSTED DEATH BENEFIT OF $200,000. THE SPECIFIED PERCENTAGE FOR AN INSURED UNDER ATTAINED AGE 40 ON THE POLICY ANNIVERSARY PRIOR TO THE DATE OF DEATH IS 250%. BECAUSE THE UNADJUSTED DEATH BENEFIT MUST BE EQUAL TO OR GREATER THAN 2.50 TIMES THE ACCUMULATED VALUE, ANY TIME THE ACCUMULATED VALUE EXCEEDS $80,000 THE UNADJUSTED DEATH BENEFIT WILL EXCEED THE FACE AMOUNT. EACH ADDITIONAL DOLLAR ADDED TO THE ACCUMULATED VALUE WILL INCREASE THE UNADJUSTED DEATH BENEFIT BY $2.50. THUS, A 35 YEAR OLD INSURED WITH AN ACCUMULATED VALUE OF $90,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $225,000 (2.50 X $90,000), AND AN ACCUMULATED VALUE OF $150,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $375,000 (2.50 X $150,000). SIMILARLY, ANY TIME THE ACCUMULATED VALUE EXCEEDS $80,000, EACH DOLLAR TAKEN OUT OF THE ACCUMULATED VALUE WILL REDUCE THE UNADJUSTED DEATH BENEFIT BY $2.50. IF AT ANY TIME, HOWEVER, THE ACCUMULATED VALUE MULTIPLIED BY THE SPECIFIED PERCENTAGE IS LESS THAN THE FACE AMOUNT, THE UNADJUSTED DEATH BENEFIT WILL BE THE FACE AMOUNT OF THE POLICY.

OPTION B. The Unadjusted Death Benefit is equal to the greater of:

      (a)   the Face Amount of the Policy PLUS the Accumulated Value, and

      (b) the Accumulated Value multiplied by the specified percentage shown in the table above.

ILLUSTRATION OF OPTION B -- FOR PURPOSES OF THIS ILLUSTRATION, ASSUME THAT THE INSURED IS UNDER ATTAINED AGE 40 AND THERE IS NO POLICY LOAN OUTSTANDING.

UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $200,000 WILL GENERALLY HAVE AN UNADJUSTED DEATH BENEFIT OF $200,000 PLUS THE ACCUMULATED VALUE. THUS, FOR EXAMPLE, A POLICY WITH A $50,000 ACCUMULATED VALUE WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $250,000 ($200,000 PLUS $50,000). SINCE THE SPECIFIED PERCENTAGE IS 250%, THE UNADJUSTED DEATH BENEFIT WILL BE AT LEAST 2.50 TIMES THE ACCUMULATED VALUE. AS A RESULT, IF THE ACCUMULATED VALUE EXCEEDS $133,333, THE UNADJUSTED DEATH BENEFIT WILL BE GREATER THAN THE FACE AMOUNT PLUS THE ACCUMULATED VALUE. EACH ADDITIONAL DOLLAR ADDED TO THE ACCUMULATED VALUE ABOVE $133,333 WILL INCREASE THE UNADJUSTED DEATH BENEFIT BY $2.50. AN INSURED WITH AN ACCUMULATED VALUE OF $150,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $375,000 (2.50 X $150,000), AND AN ACCUMULATED VALUE OF $200,000 WILL YIELD AN UNADJUSTED DEATH BENEFIT OF $500,000 (2.50 X $200,000). SIMILARLY, ANY TIME THE ACCUMULATED VALUE EXCEEDS $133,333, EACH DOLLAR TAKEN OUT OF THE ACCUMULATED VALUE WILL REDUCE THE UNADJUSTED DEATH BENEFIT BY $2.50. IF AT ANY TIME, HOWEVER, THE ACCUMULATED VALUE MULTIPLIED BY THE SPECIFIED PERCENTAGE IS LESS THAN THE FACE AMOUNT PLUS THE ACCUMULATED VALUE, THE UNADJUSTED DEATH BENEFIT WILL BE THE FACE AMOUNT PLUS THE ACCUMULATED VALUE.

At Attained Age 99, Option B automatically becomes Option A, unless the Policy matures at that time.

WHICH DEATH BENEFIT OPTION TO CHOOSE. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option B. If you are satisfied with the amount of the Insured's existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you should choose Option A.

CHANGE IN DEATH BENEFIT OPTION. After the first Policy Year, you may change the Death Benefit option in effect by sending us a written request. There is no charge to change the Death Benefit option. The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request. Only one change in Death Benefit option is permitted in any one Policy Year.

On the effective date of a change in Death Benefit option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the Face Amount must be increased by the Accumulated Value. In the case of a change from Option A to Option B, the Face Amount must be decreased by the Accumulated Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

On the effective date of the change, the Death Benefit, Accumulated Value and Net Amount at Risk (and therefore the Cost of Insurance Charges) are unchanged. However, after the effective date of the change, the pattern of future Death Benefits, Accumulated Value, Net Amount at Risk and Cost of Insurance Charges will be different than if the change had not been made. In determining whether a change is appropriate for you, the considerations described in "Which Death Benefit Option to Choose" above will apply.

If a change in the Death Benefit option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change.

A change in the Death Benefit option may have Federal income tax consequences. (See "Federal Income Tax Considerations - Tax Treatment of Policy Benefits," below)

HOW THE DEATH BENEFIT MAY VARY. The amount of the Death Benefit may vary with the Accumulated Value. The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.

OPTIONAL ADDITIONAL PROTECTION BENEFIT RIDER. As discussed in more detail under "Optional Benefits," below, we offer an Additional Protection Benefit Rider. This Rider provides a Death Benefit upon the death of the Insured that supplements the Death Benefit under the base Policy. Under this Rider, the definition of the Unadjusted Death Benefit described above will be modified.

Under Option A the Unadjusted Death Benefit will equal the greater of:

      (a) Face Amount of the base Policy plus the Additional Protection Benefit amount; and

      (b)   The Accumulated Value multiplied by the specified percentages.

The Unadjusted Death Benefit under Option B will equal the greater of:

      (a) Face Amount of the base Policy plus the Additional Protection Benefit amount described in the Rider plus the Accumulated Value; and

      (b)   The Accumulated Value multiplied by the specified percentages.

The Death Benefit under the Additional Protection Benefit Rider may decrease when the base Policy Death Benefit is increased due to the operation of federal tax requirements. It is possible that the amount of the Death Benefit under the Additional Protection Death Benefit Rider may be zero if your base Policy Death Benefit increases enough.

ABILITY TO ADJUST FACE AMOUNT

You may, at any time after the first Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to us. There are some limits on your ability to effect increases or decreases, which are discussed below. The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request. The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive your written request. Employee benefit plan Policies may adjust the Face Amount even in Policy Year 1. An increase or decrease in Face Amount may have federal tax consequences. (See "Tax Treatment Of Policy Benefits," below.) The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below.

INCREASE. A request for an increase in Face Amount may not be for less than $25,000, or such lesser amount required in a particular state (except that the minimum for employee benefit plans is $2000). You may not increase the Face Amount after the Insured's Attained Age 85. To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of the Insured's insurability.

On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Deductions then due. If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium payment to increase the Cash Surrender Value.

An increase in the Face Amount will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount. (See "Cost of Insurance Charge," below).

Each increase in Face Amount will begin a new period of Surrender Charges in effect for 15 years from the date of the increase. This additional Surrender Charge is based on the Face Amount of the increase only. We describe this additional Surrender Charge in detail in the "Surrender Charge" section, below.

DECREASE. The amount of the Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the twelve months immediately preceding our receipt of your request for the decrease. The Face Amount after any decrease may not be less than the Minimum Face Amount, which is generally currently $50,000. If a decrease in the Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Internal Revenue Code, we will not allow the decrease.

A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly Cost of Insurance Charges.

For purposes of determining the Cost of Insurance Charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

      (a) first, the increase in Face Amount provided by the most recent increase;

      (b) then the next most recent increases, in inverse chronological order; and finally

      (c)   the Initial Face Amount.

PAYMENT OF POLICY BENEFITS

You may decide the form in which we pay Death Benefit proceeds. During the Insured's lifetime, you may arrange for the Death Benefit to be paid in a lump sum or under a settlement option. These choices are also available upon surrender of the Policy for its Cash Surrender Value. If you do not make an election, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a settlement option. If paid in a lump sum, we will ordinarily pay the Death Benefit (by sending the checkbook referred to below, unless the Beneficiary elects to receive a National Life check) to the Beneficiary within seven days after we receive proof of the Insured's death at our Home Office, and all other requirements are satisfied. If paid under a settlement option, we will apply the Death Benefit to the settlement option within seven days after we receive proof of the Insured's death at our Home Office, and all other requirements are satisfied.

We will pay interest on the Death Benefit from the date of death until interest begins to accrue on the account accessed by the checkbook referred to below. The interest rate will be the highest of (a) 4% per annum, (b) any higher rate we declare, or (c) any higher rate required by law.

If you or your Beneficiary elect to receive proceeds in a lump sum payment, unless the Beneficiary requests a National Life check, we will deposit the payment into an interest bearing special account maintained by a financial institution and retained by us in our General Account. In that case, we will provide you or your Beneficiary with a checkbook to access those funds from the special account. We will send the payee the checkbook within seven days of when we deposited the payment into that account, and the payee will receive any interest on the proceeds deposited in that account.

We will normally pay proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive your written request at our Home Office in a form satisfactory to us. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

We will generally determine the amount of a payment on the Valuation Day we receive at our Home Office all required documents. However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:

      (1) the disposal or valuation of a subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or

      (2) except for Policies issued in New York, the SEC by order permits postponement of such actions for the protection of our policyholders.

We also may defer the determination or payment of amounts from the General Account for up to six months. For Policies issued in New York, if we do not mail or deliver the amounts owed to you within ten days of when we receive your request for payment, we will pay interest on the amount at the rate then in effect under Payment Option 1 - Payment of Interest Only, from the date of our receipt of your request for payment to the date we actually make the payment.

Transactions will not be processed on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, the day after Thanksgiving and Christmas Day. In addition, premium payments will not be allocated and transactions will not be effected to the Money Market Subaccount on Columbus Day and Veterans Day. Please remember that we must receive a transaction request before 4:00 Eastern Time to process the transaction on that Valuation Day. A Valuation Day ends at the close of regular trading on the New York Stock Exchange.

If mandated under applicable law, we may be required to reject a Premium Payment. We may also be required to provide additional information about your account to government regulators. We may be required to block an Owner's account and thereby refuse to honor any request for transfers, Withdrawals, surrenders, loans or Death Benefits, until instructions are received from the appropriate regulator.

SETTLEMENT OPTIONS

There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available in your Policy, upon request from our Home Office, or by referring to the Statement of Additional Information. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the Insured's death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

                                  POLICY LOANS

GENERAL. You may at any time after the first year (and during the first year where required by law) borrow money from us using the Policy as the only security for the loan. The maximum amount you may borrow is the Policy's Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. You may repay all or a portion of a loan and accrued interest at any time, if the Insured is alive. To take a loan, you should send us a written request at our Home Office. If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan you can take by telephone to $25,000. We will normally pay loan proceeds within seven days of a valid loan request.

INTEREST RATE CHARGED. We charge interest on Policy loans at the fixed rate of 6% per year. We charge interest from the date of the loan and add it to the loan balance at the end of the Policy Year. When this interest is added to the loan balance, it bears interest at the same rate.

ALLOCATION OF LOANS AND COLLATERAL. When you take a Policy loan, we hold Accumulated Value in the General Account as Collateral for the Policy loan. You may specify how you would like the Accumulated Value to be taken from the subaccounts of the Separate Account to serve as Collateral. If you do not so specify, we will allocate the Policy loan to the subaccounts in proportion to the Accumulated Value in the subaccounts. If the Accumulated Value in one or more of the subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you. Non-loaned Accumulated Value in the General Account will become Collateral for a loan only to the extent that the Accumulated Value in the Separate Account is insufficient. Please note that if your Policy is participating in the Illuminations program described under "Optional 'Illuminations' Investment Advisory Service", above, and you allocate the loan pro rata among the subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Policy will not be disturbed. If, on the other hand, you allocate the loan to specific funds, the Policy will depart from the recommended allocations. However, if the Policy remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated Value will be rebalanced back to the recommended model.

The Collateral for a Policy loan will initially be the loan amount. Loan interest will be added to the Policy loan. We will take additional Collateral for the loan interest pro rata from the subaccounts of the Separate Account, and then, if the amounts in the Separate Account are insufficient, from the non-loaned portion of the General Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

INTEREST CREDITED TO AMOUNTS HELD AS COLLATERAL. As long as the Policy is in force, we will credit the amount held in the General Account as Collateral with interest at effective annual rates we declare, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of determination.

PREFERRED POLICY LOANS. We currently intend to make preferred Policy loans available at the beginning of the eleventh Policy Year. The maximum amount of the preferred loans will be 50% of the Accumulated Value. For these preferred Policy loans, the amounts held as Collateral in the General Account will be credited with interest at an annual rate of 6%. All outstanding loan amounts up to 50% of the Accumulated Value will be treated as preferred loans. Any outstanding loan amounts in excess of 50% of the Accumulated Value will be treated as non-preferred loans. If both preferred and non-preferred loans exist at the same time, we will first apply any loan repayment to the non-preferred loan. We are not obligated to make preferred loans available, and will make such loans available at our sole discretion. Except for Policies issued in New York, we may also at our discretion, upon prior notice to Owners, adjust the credited rate on amounts held as Collateral in the General Account for preferred loans. Preferred loans may not be treated as indebtedness for federal income tax purposes, which may result in adverse tax consequences.

ENHANCEMENT ON NON-PREFERRED POLICY LOANS BEGINNING IN POLICY YEAR 11. In Policy Year 11 and thereafter, for loans that do not qualify as preferred loans, we currently intend to credit interest on amounts held in the General Account as Collateral at a rate 0.50% per annum higher than for similar amounts for Policies still in their first ten Policy Years. This enhancement is not guaranteed, however, except for Policies issued in New York. This enhancement will only be credited to Collateral for non-preferred Policy loans. Upon prior notice to Owners we may, in our sole discretion, decide not to credit the enhancement.

EFFECT OF POLICY LOAN. Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit of your Policy. The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable. It will depend on whether the investment performance of the subaccounts, and the interest credited to the non-loaned Accumulated Value in the General Account, is less than or greater than the interest being credited on the amounts held as Collateral in the General Account. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Separate Account and interest credited to the non-Collateral Accumulated Value in the General Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

LOAN REPAYMENTS. We will assume that any payments you make while there is an outstanding Policy loan are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the General Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the subaccounts of the Separate Account and to the non-loaned portion of the General Account based on the Net Premium allocations in effect at the time of the repayment.

LAPSE WITH LOANS OUTSTANDING. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. (See "How the Duration of the Policy May Vary," above and " Lapse and Reinstatement," below.) In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See "Federal Income Tax Considerations - Tax Treatment of Policy Benefits," below.)

IRC SS. 1035 EXCHANGES OF POLICIES WITH EXISTING POLICY LOANS. We will accept transfers of existing policy loans on Policies that qualify as ss. 1035 exchanges. The loan will be limited to 50% of the Accumulation Value of the transfer. The Accumulation Value held as Collateral for the loan will be placed in the General Account.

TAX CONSIDERATIONS. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Federal Income Tax Considerations - Distributions Other Than Death Benefits from Modified Endowment Contracts," below.)

                           SURRENDERS AND WITHDRAWALS

You may surrender your Policy for its Cash Surrender Value at any time before the death of the Insured. The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge. We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home Office, your signed written surrender request deemed by us to be in good order, and the Policy. You may not request a surrender over the telephone. Coverage under the Policy will end on the day you mail or otherwise send your written surrender request and the Policy to us. We will ordinarily mail surrender proceeds to you within seven days of when we receive your request. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

A surrender may have Federal income tax consequences. (See "Federal Income Tax Considerations - Tax Treatment of Policy Benefits," below).

You may also withdraw a portion of your Policy's Cash Surrender Value at any time before the death of the Insured and, except for employee benefit plans, after the first Policy Anniversary. The minimum amount which you may withdraw is $500, except for employee benefit plans, where the minimum is $100. The maximum Withdrawal is the Cash Surrender Value on the date of receipt of the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. A Withdrawal Charge will be deducted from the amount of the Withdrawal. For a discussion of the Withdrawal Charge, see "Charges and Deductions - Withdrawal Charge", below.

You may specify how you would like us to take a Withdrawal from the subaccounts of the Separate Account. If you do not so specify, we will take the Withdrawal from the subaccounts in proportion to the Accumulated Value in each subaccount. If the Accumulated Value in one or more subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we receive further instructions from you. You may take Withdrawals from the General Account only after the Accumulated Value in the Separate Account has been exhausted. If your Policy is participating in the Illuminations program described under "Optional 'Illuminations' Investment Advisory Service", above, and you allocate the Withdrawal pro rata among the subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Policy will not be disturbed. If, on the other hand, you allocate the Withdrawal to specific funds, the Policy will depart from the recommended allocations. However, if the Policy remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated Value will be rebalanced back to the recommended model.

The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value. (See "Death Benefit Options," above.)

OPTION A. The effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A can be described as follows:

            If the Face Amount divided by the applicable percentage of Accumulated Value exceeds the Accumulated Value just after the Withdrawal, a Withdrawal will reduce the Face Amount and the Unadjusted Death Benefit by the lesser of such excess and the amount of the Withdrawal.

            For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for an Insured with an Attained Age under 40.

            UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $30,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $300,000. ASSUME THAT YOU TAKE A WITHDRAWAL OF $10,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT WE PAY YOU WILL BE $9,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $20,000 ($30,000 - $10,000) AFTER THE WITHDRAWAL. THE FACE AMOUNT DIVIDED BY THE APPLICABLE PERCENTAGE IS $120,000 ($300,000 / 2.50), WHICH EXCEEDS THE ACCUMULATED VALUE AFTER THE WITHDRAWAL BY $100,000 ($120,000 - $20,000). THE LESSER OF THIS EXCESS AND THE AMOUNT OF THE WITHDRAWAL IS $10,000, THE AMOUNT OF THE WITHDRAWAL. THEREFORE, THE UNADJUSTED DEATH BENEFIT AND FACE AMOUNT WILL BE REDUCED BY $10,000 TO $290,000.

            If the Face Amount divided by the applicable percentage of Accumulated Value does not exceed the Accumulated Value just after the Withdrawal, then the Face Amount is not reduced. The Unadjusted Death Benefit will be reduced by an amount equal to the reduction in Accumulated Value times the applicable percentage (or equivalently, the Unadjusted Death Benefit is equal to the new Accumulated Value times the applicable percentage).

            UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $150,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $375,000 ($150,000 X 2.50). ASSUME THAT YOU TAKE A WITHDRAWAL OF $10,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT WE PAY TO YOU WILL BE $9,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $140,000 ($150,000 - $10,000). THE FACE AMOUNT DIVIDED BY THE APPLICABLE PERCENTAGE IS $120,000, WHICH DOES NOT EXCEED THE ACCUMULATED VALUE AFTER THE WITHDRAWAL. THEREFORE, THE FACE AMOUNT STAYS AT $300,000 AND THE UNADJUSTED DEATH BENEFIT IS $350,000 ($140,000 X 2.50).

OPTION B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

            If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal and thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

            UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $90,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $390,000 ($300,000 + $90,000). ASSUME YOU TAKE A WITHDRAWAL OF $20,000.
      THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT WE PAY TO YOU WILL BE $19,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $70,000 ($90,000 - $20,000) AND THE UNADJUSTED DEATH BENEFIT TO $370,000 ($300,000
      + $70,000). THE FACE AMOUNT IS UNCHANGED.

            If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

            UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $210,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $525,000 ($210,000 X 2.5). ASSUME YOU TAKE A WITHDRAWAL OF $60,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT WE PAY TO YOU WILL BE $59,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $150,000 ($210,000 - $60,000), AND THE UNADJUSTED DEATH BENEFIT TO THE GREATER OF
      (A) THE FACE AMOUNT PLUS THE ACCUMULATED VALUE, OR $450,000 ($300,000 + $150,000) AND (B) THE UNADJUSTED DEATH BENEFIT BASED ON THE APPLICABLE PERCENTAGE OF THE ACCUMULATED VALUE, OR $375,000 ($150,000 X 2.50). THEREFORE, THE UNADJUSTED DEATH BENEFIT WILL BE $450,000. THE FACE AMOUNT IS UNCHANGED.

Any decrease in Face Amount due to a Withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.

Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the Cost of Insurance Charge under the Policy. (See "Cost of Insurance Charge," above.) Since a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse. (See "Lapse and Reinstatement," below.) A request for Withdrawal may not be allowed if such Withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow the Withdrawal.

You may request a Withdrawal only by sending a signed written request to us at our Home Office. You may not request a Withdrawal over the telephone. We will ordinarily pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.

A Withdrawal of Cash Surrender Value may have Federal income tax consequences. (See "Federal Income Tax Considerations - Tax Treatment of Policy Benefits," below.)

Owners of Policies being used in qualified retirement plans should be aware that the Policy does not contain any provision for a refund of premium in the event that premiums in excess of those permitted by the "incidental insurance" rules are paid. In the event that a Withdrawal is necessary to bring a Policy into compliance with the "incidental insurance" rules, we will waive the Withdrawal Charge in connection with such Withdrawal. However, such Owners should be aware that it is possible that the Cash Surrender Value of the Policy will not be sufficient to permit a Withdrawal in the amount necessary to bring the Policy into compliance.

                            LAPSE AND REINSTATEMENT

Your Policy will remain in force as long as the Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. The failure to make a premium payment will not itself cause a Policy to lapse. When the Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by you, the Policy will lapse and terminate without value. However, during the first five Policy Years the Policy will not lapse, if you have paid the Minimum Guarantee Premium.

In addition, an optional Guaranteed Death Benefit Rider is available which will guarantee that the Policy will not lapse prior to age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of investment performance, if you have paid the Minimum Guarantee Premium as of each Monthly Policy Date. If you purchase the Guaranteed Death Benefit Rider, your Minimum Guarantee Premium will be higher than if you do not purchase the Guaranteed Death Benefit Rider. (See "Optional Benefits," below).

Another way of protecting the Policy against the possibility of lapse is to purchase the No Lapse Guarantee Rider, which will guarantee that the Policy will not lapse if you have paid the Cumulative Monthly Guarantee Premium into the General Account. The Monthly Guarantee Premium under the No Lapse Guarantee Rider will be higher than the Minimum Guarantee Premium that would apply to the first five years of a Policy that does not include this Rider. (See "Optional Benefits," below).

The Policy provides for a 61-day Grace Period that is measured from the date we send a lapse notice. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, you must during the Grace Period pay a premium equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began. Our notice will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

REINSTATEMENT. A Policy that lapses without value may be reinstated at any time within five years (or longer period required in a particular state) after the beginning of the Grace Period. To do so, you must submit evidence of the Insured's insurability satisfactory to us and pay an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement. The effective date of reinstatement, unless otherwise required by state law, will be the Monthly Policy Date on or next following the date your reinstatement application is approved. Upon reinstatement, the Accumulated Value will be based upon the premium paid to reinstate the Policy. The Policy will be reinstated with the same Date of Issue as it had prior to the lapse. None of the five year no lapse guarantee, the Guaranteed Death Benefit Rider or the No Lapse Guarantee Rider may be reinstated.

                             CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate us for:

      (a)   providing the insurance and other benefits set forth in the Policy;

      (b)   administering the Policy;

      (c) assuming certain mortality and other risks in connection with the Policy; and

      (d) incurring expenses in distributing the Policy including costs associated with printing prospectuses and sales literature and sales compensation.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the deferred sales charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

PREMIUM TAX CHARGE

We will deduct 3.25% from each premium payment prior to allocation of Net Premiums, to cover state premium taxes and the federal DAC Tax. For qualified employee benefit plans, we will deduct 2.0% of each premium rather than 3.25%. For policies issued in North Carolina, the state premium tax is 1.90%; we nonetheless charge 2.0% to cover state premium taxes.

The federal DAC Tax is a tax attributable to certain "policy acquisition expenses" under Internal Revenue Code Section 848. Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income. The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.

SURRENDER CHARGE

We impose a Surrender Charge, which consists of a deferred administrative charge and a deferred sales charge, if the Policy is surrendered or lapses at any time before the end of the fifteenth Policy Year following issue or a Face Amount increase.

DEFERRED ADMINISTRATIVE CHARGE. The deferred administrative charge varies by Issue Age, and is based on the Initial Face Amount and the Face Amount of any increase. After the first five Policy Years since issue or increase, it declines linearly by Policy Month through the end of Policy Year 15 following issue or increase, after which it is zero. Charges per $1,000 of Face Amount for sample Issue Ages are shown below:

            Sample                          Charge per $1000
            Issue Age                       of Face Amount
            ---------                       --------------
            0 - 5                                None
            10                                   $0.50
            15                                   $1.00
            20                                   $1.50
            25 - 85                              $2.00

For Issue Ages not shown, the charge will increase by a ratable portion for each full year.

DEFERRED SALES CHARGE. The deferred sales charges are presented in Appendix B to this prospectus. Appendix B expresses the deferred sales charge as a dollar amount per $1,000 of Initial Face Amount. There will be a deferred sales charge associated with the initial Policy Face Amount as well as with each subsequent Face Amount increase. Each such portion of the deferred sales charge will have a duration of fifteen Policy Years as measured from the issue date of the corresponding Face Amount. Each portion of the deferred sales charge will be level for the first five Policy Years then decrease linearly by Policy Month until the end of the fifteenth Policy Year.

TO ILLUSTRATE THE CALCULATION OF A POLICY'S SURRENDER CHARGE, ASSUME THAT THE POLICY IS ISSUED TO A MALE NONSMOKER, ISSUE AGE 45, WITH A FACE AMOUNT OF $100,000. THIS EXAMPLE WILL ILLUSTRATE SURRENDERS IN THE FIRST FIVE POLICY YEARS AND IN THE FIRST MONTH OF THE EIGHTH POLICY YEAR.

      DEFERRED ADMINISTRATIVE CHARGE. THE DEFERRED ADMINISTRATIVE CHARGE FOR THE FIRST FIVE POLICY YEARS IS $200. THIS IS CALCULATED BY APPLYING THE CHARGE OF $2.00 PER $1,000 OF FACE AMOUNT FOR ISSUE AGE 45 FROM THE SCHEDULE ABOVE TO THE FACE AMOUNT OF $100,000 ($2.00 X (100,000/1,000)). THE
      DEFERRED ADMINISTRATIVE CHARGE REDUCES LINEARLY BY POLICY MONTH IN POLICY YEARS 6 THROUGH 15. LINEAR REDUCTION IS EQUIVALENT TO A REDUCTION EACH MONTH OF 1/121ST OF THE INITIAL CHARGE. FOR EXAMPLE, THE DEFERRED ADMINISTRATIVE CHARGE IN THE FIRST MONTH OF THE EIGHTH POLICY YEAR (THE 25TH MONTH AFTER THE END OF THE 5TH POLICY YEAR) WILL BE $158.68 ($200 - ($200 X (25/121)). AFTER COMPLETION OF THE 15TH POLICY YEAR, THE DEFERRED ADMINISTRATIVE CHARGE IS ZERO. THE SCHEDULE OF DEFERRED ADMINISTRATIVE CHARGES IN EFFECT FOR THE FIRST FIFTEEN POLICY YEARS IS SHOWN IN THE POLICY.

      DEFERRED SALES CHARGE. THE DEFERRED SALES CHARGE IN EFFECT FOR THE FIRST FIVE POLICY YEARS IS $826. THIS IS CALCULATED BY APPLYING THE CHARGE OF $8.26 PER $1,000 OF FACE AMOUNT FOR ISSUE AGE 45 FOUND IN APPENDIX B TO THE FACE AMOUNT OF $100,000 ($8.26 X (100,000 / 1,000)). THE DEFERRED
      SALES CHARGE REDUCES LINEARLY BY MONTH IN POLICY YEARS 6 THROUGH 15. LINEAR REDUCTION IS EQUIVALENT TO A REDUCTION EACH MONTH OF 1/121ST OF THE INITIAL CHARGE. FOR EXAMPLE, THE DEFERRED SALES CHARGE IN THE FIRST MONTH OF THE 8TH POLICY YEAR (THE 25TH MONTH AFTER THE END OF THE 5TH POLICY
      YEAR) WILL BE $655.34 ($826 - ($826 X (25/121))). AFTER THE COMPLETION OF THE 15TH POLICY YEAR, THE DEFERRED SALES CHARGE IS $0. THE SCHEDULE OF DEFERRED SALES CHARGES IN EFFECT FOR THE FIRST FIFTEEN POLICY YEARS IS SHOWN IN THE POLICY.

      SURRENDER CHARGES FOR POLICIES ISSUED PRIOR TO DECEMBER 1, 2000. For policies issued before December 1, 2000 (or later date if not approved in your state by December 1, 2000), your Surrender Charge will differ from the Surrender Charges described above in two respects.

1) Your deferred sales charge will be the lesser of the deferred sales charge described above and an amount equal to the sum of the following:

            (i) 30% of the premiums actually received up to one Surrender Charge target premium, plus
            (ii) 10% of all the premiums paid in excess of this amount but not greater than twice this amount, plus
            (iii) 9% of all the premiums paid in excess of twice this amount.

Appendix B to this prospectus contains the Surrender Charge target premiums per $1,000 of Initial Face Amount.

2) There will be no deferred administrative charge or deferred sales charge with respect to increases in Face Amount.

MONTHLY DEDUCTIONS

We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of three components:

      (a)   the cost of insurance charge;

      (b)   the Monthly Administrative Charge; and

      (c) the cost of any additional benefits provided by Rider. The monthly charges will be specified in the applicable Rider.

Because portions of the Monthly Deduction (such as the cost of insurance charge) vary from Policy Month to Policy Month, the Monthly Deduction will also vary. We will take the Monthly Deduction on a pro rata basis from the subaccounts of the Separate Account and the General Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deductions from the Money Market Subaccount. If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount on a pro rata basis from Accumulated Value in the subaccounts of the Separate Account and the General Account. If your Policy is participating in the Illuminations investment advisory service, we will require that the Monthly Deduction be taken from your Policy on a pro rata basis from the subaccounts of the Separate Account and the General Account.

COST OF INSURANCE CHARGE. We calculate the monthly Cost of Insurance Charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy Month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the age of the Insured and the Duration of the Policy, may vary, the Cost of Insurance Charge will likely be different from month to month.

NET AMOUNT AT RISK. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value. It measures the amount National Life would have to pay in excess of the Policy's value if the Insured died. The actual calculation uses the Unadjusted Death Benefit divided by 1.00327234, to take into account assumed monthly earnings at an annual rate of 4%. We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges paid by the Owner.

GUARANTEED MAXIMUM COST OF INSURANCE RATES. The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

      -     the Insured's Attained Age
      -     the Insured's sex
      -     the Insured's Rate Class, and
      -     the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality
            Table.

For Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

CURRENT COST OF INSURANCE RATES AND HOW THEY ARE DETERMINED. The actual cost of insurance rates used ("current rates") will depend on:

      -     the Insured's Issue Age
      -     the Insured's sex
      -     the Insured's Rate Class
      -     the Policy's Duration
      -     the Policy's size, and
      -     the Date of Issue of the Policy.

Generally, the current cost of insurance rate for a given Attained Age will be higher during the first 10 Policy Years than in subsequent Policy Years, other factors being equal. Cost of insurance rates in Policy Years 11 through 25, however, will generally be lower than after Policy Year 25, other factors being equal. Cost of Insurance rates for currently issued Policies may be lower than for Policies issued during specified past periods. We periodically review the adequacy of our current cost of insurance rates and may adjust their level. However, the current rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all persons of the same Issue Age, sex, and Rate Class, and with Policies of the same Date of Issue, Duration and size.

We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured's Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured's Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

Death Benefit added through the use of the Additional Protection Benefit Rider can offer a cost savings over base Policy Death Benefit because the current cost of insurance rates for the Rider are less than or equal to the current cost of insurance rates for the base Policy. See the description of the Rider under "Optional Benefits," below.

We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy. Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

RATE CLASS. The Rate Class of the Insured will affect both the guaranteed and current cost of insurance rates. We currently place Insureds into the following Rate Classes:

      -     elite preferred nonsmoker
      -     preferred nonsmoker
      -     standard nonsmoker
      -     preferred smoker
      -     standard smoker
      -     juvenile, and
      -     substandard.

Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in an elite, preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

The nonsmoker designation is not available for Insureds under Attained Age 20. Shortly before an Insured attains age 20, we will notify the Insured about possible classification as a nonsmoker and direct the Insured to his or her agent to initiate a change in Rate Class. If the Insured qualifies as a nonsmoker, we will change the current cost of insurance rates to reflect the nonsmoker classification.

Current cost of insurance rates will also vary by Policy size, in the following bands:

      -     those with Face Amounts less than $250,000
      -     those with Face Amounts between $250,000 and $999,999, inclusive;
            and
      -     those with Face Amounts of $1,000,000 and over.

Cost of insurance rates will be lower as the Policy size band is larger.

MONTHLY ADMINISTRATIVE CHARGE. We deduct a Monthly Administrative Charge of $7.50 from the Accumulated Value on the Date of Issue and each Monthly Policy Date as part of the Monthly Deduction. In Texas and New York, the Monthly Administrative Charge may be increased, but is guaranteed never to exceed $7.50 plus $0.07 per $1,000 of Face Amount.

OPTIONAL BENEFIT CHARGES. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges are specified in the applicable Rider and are set forth in the "Fee Table" section above. The available Riders are listed under "Optional Benefits". We discuss the charges for certain of the riders below.

o The charge for the Additional Protection Benefit Rider equals the Additional Protection Benefit Amount added by the rider times a cost of insurance rate for the Insured.
o The charge for the Guaranteed Death Benefit Rider equals $0.01 per thousand of Face Amount.
o The charge for the No-Lapse Guarantee Rider equals $0.05 per thousand of Face Amount.
o The charge for the Accelerated Care Rider includes an amount per $1,000 of Net Amount at Risk and an amount per dollar of Monthly Deduction.

SEPARATE ACCOUNT ENHANCEMENT. We currently intend to reduce the Monthly Deductions starting in the eleventh Policy Year by an amount equal to 0.50% per annum of the Accumulated Value in the Separate Account. This separate account enhancement is not guaranteed (except in New York and Texas), however. It will only be continued if our mortality and expense experience with the Policies justifies it. We may notify you before the commencement of the eleventh Policy Year that we intend to discontinue the separate account enhancement.

MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily Mortality and Expense Risk Charge from the Separate Account at an annual rate of 0.90% (or a daily rate of .0024548%) of the average daily net assets of each subaccount of the Separate Account.

WITHDRAWAL CHARGE

We will assess on each Withdrawal a charge equal to the lesser of 2% of the Withdrawal amount and $25. We will deduct this Withdrawal Charge from the Withdrawal amount.

TRANSFER CHARGE

Currently, unlimited transfers are permitted among the subaccounts, or from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are permitted within the limits described in "The General Account", below. Currently there is no charge for any transfers. We have no present intention to impose a transfer charge in the foreseeable future. However, we may impose in the future a transfer charge of $25 on each transfer in excess of five transfers (twelve transfers in New York) in any Policy Year.

If we impose a transfer charge in the future, we will deduct it from the amount being transferred. We would treat all transfers requested on the same Valuation Date as one transfer transaction. Any future transfer charge will not apply to transfers resulting from:

      -     Policy loans
      - the exercise of the transfer rights described under "Other Transfer Rights", above
      - the initial reallocation of account values from the Money Market Subaccount to other subaccounts and
      - any transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features.

The transfers listed above also will not count against the five free or twelve transfers in any Policy Year.

PROJECTION REPORT CHARGE

We may impose a charge (not to exceed $25 for Policies issued in New York) for each projection report you request. This report will project future values and future Death Benefits for the Policy. We will notify you in advance of the amount of the charge. You may elect to pay the charge in advance. If not paid in advance, we will deduct this charge from the subaccounts of the Separate Account and/or the General Account in proportion to their Accumulated Values on the date of the deduction.

OTHER CHARGES

The Separate Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. Historical expense ratio information for the Funds is presented in the "Fee Tables" section, above. More detailed information is contained in the Funds' prospectuses which accompany this prospectus.

We sell the Policies through registered representatives of broker dealers. These registered representatives are also appointed and licensed as insurance agents of ours. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies.

                                OPTIONAL BENEFITS

You may add additional benefits to your Policy by purchasing optional Riders. Election of any of these Riders involves an additional cost. The Riders are subject to the restrictions and limitations set forth in the applicable Policy Riders. The following Riders are available under the Policy.

      o     Additional Protection Benefit Rider
      o     Guaranteed Death Benefit Rider
      o     No-Lapse Guarantee Rider
      o     Waiver of Monthly Deductions Rider
      o     Accidental Death Benefit Rider
      o     Guaranteed Insurability Option Rider
      o     Rider for Disability Benefit - Payment of Mission Costs
      o     Accelerated Care Rider
      o     Chronic Care Protection Rider
      o     Accelerated Benefit Rider


We describe certain of the riders below. More information about the riders is available from your agent and in the Statement of Additional Information.


ADDITIONAL PROTECTION BENEFIT RIDER

If this Rider has been approved in your state, the Additional Protection Benefit Rider may be used to provide a Death Benefit in addition to the Death Benefit provided on the Insured by the base Policy.

We will issue this Rider for Insureds from ages 0 to 85. This Rider is available at issue, or after issue by submitting an application to us with evidence satisfactory to us of insurability. The Additional Protection Benefit amount must be at least $25,000 (at least $5,000 for employee benefit plans), and cannot exceed three times the coverage of the base Policy (one times the coverage of the base Policy where you have elected the Guaranteed Death Benefit Rider).

As discussed under the "Death Benefit," above, the base Policy's Death Benefit will be the Unadjusted Death Benefit under the Death Benefit Option that is in effect at the time of death, increased by any additional benefits, and decreased by any outstanding Policy loan (including accrued interest) and any unpaid Monthly Deductions. The Additional Protection Benefit modifies the Unadjusted Death Benefit under your base Policy so that:

Under Option A the Unadjusted Death Benefit will equal the greater of:

      (a) Face Amount of the base Policy plus the Additional Protection Benefit amount; and
      (b)   The Accumulated Value multiplied by the specified percentages.

The Unadjusted Death Benefit under Option B will equal the greater of:

      (a) Face Amount of the base Policy plus the Additional Protection Benefit amount plus the Accumulated Value; and
      (b)   The Accumulated Value multiplied by the specified percentages.

Decreases in coverage apply to coverage segments based on effective date in reverse chronological order. With respect to base coverage and Additional Protection Benefit coverage with the same effective date, decreases will be performed against the Additional Protection Benefit amount first.

Adding Death Benefit coverage to the Policy through the use of the Additional Protection Benefit Rider can offer a cost savings over adding coverage to the base Policy. Specifically, there is no Surrender Charge associated with this Rider and the current cost of insurance rates associated with this Rider are less than or equal to the current cost of insurance rates for the base Policy. However, except where a particular state has not yet approved the Company's most current form of the Rider, the Death Benefit coverage provided by the Additional Protection Benefit Rider may lapse during the first five Policy Years if on any Monthly Policy Date the Accumulated Value under the Policy is not sufficient to pay the Monthly Deduction due on that date, even if you have paid the Minimum Guarantee Premium and even if you have elected the Guaranteed Death Benefit Rider. In contrast, the coverage provided by the base Policy is guaranteed not to lapse during the first five Policy Years so long as you pay the Minimum Guarantee Premium. Furthermore, if the coverage provided by the Rider lapses, it may not be reinstated, unlike the base coverage, unless required by a particular state's law. The guaranteed cost of insurance rates associated with this Rider are equal to the guaranteed cost of insurance rates for the base Policy.

There is no cash or loan value under the Additional Protection Benefit, and the Additional Protection Death Benefit may decrease when the base Policy Death Benefit is increased due to the operation of federal tax requirements. It is possible that the amount of the Additional Protection Death Benefit may be zero if your base Policy Death Benefit increases enough.

The Rider will not terminate if the Additional Protection Death Benefit becomes zero. The Rider is not available if a No-Lapse Guarantee Rider applies to the Policy. THE ADDITIONAL PROTECTION BENEFIT RIDER IS NOT AVAILABLE IN NEW YORK.

GUARANTEED DEATH BENEFIT RIDER

If you choose this Rider, we will guarantee that the Policy will not lapse prior to the Insured's Attained Age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of the Policy's investment performance. To keep this Rider in force, you must pay cumulative premiums greater than the Minimum Guarantee Premium from the Date of Issue. The Minimum Guarantee Premium for Policies with the Guaranteed Death Benefit Rider will be higher than for those without the Guaranteed Death Benefit Rider, all other things being equal. We will test the Policy monthly for this qualification, and if not met, we will send you a notice, and you will have 61 days from the date we mailed the notice to pay a premium sufficient to keep the Rider in force. The premium required will be the Minimum Guarantee Premium from the Date of Issue, plus two times the Minimum Monthly Premium, minus premiums previously paid. The Rider will be cancelled if a sufficient premium is not paid during that 61-day period. If cancelled, the Rider cannot be reinstated.

Additional information relating to the Guaranteed Death Benefit Rider is provided in the Statement of Additional Information.

THE GUARANTEED DEATH BENEFIT RIDER IS NOT AVAILABLE IN TEXAS OR MASSACHUSETTS.

NO-LAPSE GUARANTEE RIDER

If you elect the No-Lapse Guarantee Rider, we will guarantee that the Policy will not lapse as long as you meet the conditions of the Rider. The no-lapse guarantee ensures that the Death Benefit will be payable as long as the Rider is in force. An example of how the Rider works is included after "Effect of Transfers out of General Account," below.

AVAILABILITY. This Rider is available only at issue, for Issue Ages 0-85. This Rider is not available with the Guaranteed Death Benefit Rider, and is currently not available with the Additional Protection Benefit Rider. Once elected, the Rider may be cancelled at any time by sending written instructions to cancel the Rider to National Life's Home Office.

CONDITION TO KEEPING THE RIDER IN FORCE. In order to have the guarantee continue to apply, you must make at least a specified level of Premium Payments that are allocated to the Policy's General Account.

When you elect the No-Lapse Guarantee Rider, we will tell you the required level of Premium Payments that must be allocated to the General Account. We call this amount the Cumulative Monthly Guarantee Premium. We will check your Policy for this amount on the date we issue your Policy and on each Monthly Policy Date. If there have been sufficient Premium Payments allocated to the General Account, you then may allocate excess Premium Payments to the Separate Account.

MECHANICS OF THE RIDER. As described in your Rider, the Cumulative Monthly Guarantee Premium is the accumulation to and including the current Monthly Policy Date, at an annual effective rate of 6%, of the Monthly Guarantee Premium in effect on each Monthly Policy Date since the Date of Issue. We will tell you what your initial Monthly Guarantee Premium is when we issue the Rider. When we check your Policy for the Cumulative Monthly Guarantee Premium, we will compare your Cumulative Monthly Guarantee Premium to your Cumulative Monthly General Account Premium. Your Cumulative Monthly Guarantee Premium is the amount you allocate to the General Account with an adjustment for taxes (we provide more information about how we calculate the Cumulative Monthly Premium below). To keep your Rider in force, on each Monthly Policy Date, your Cumulative Monthly Guarantee Premium must at least equal the Cumulative Monthly General Account Premium.

COMPARISON TO GUARANTEED DEATH BENEFIT RIDER. This No Lapse Guarantee Rider is not available simultaneously with the Guaranteed Death Benefit Rider. The No-Lapse Guarantee Rider is similar to the Guaranteed Death Benefit Rider in that they both offer protection from Policy lapse during a specified guarantee period and require you to pay specified premiums to keep the Rider in force. The Riders are different in a few key areas as follows:

o The No-Lapse Guarantee Rider requires that you maintain a minimum amount in the General Account to satisfy the conditions of the Rider, after which you may allocate money to the subaccounts. The Guaranteed Death Benefit Rider does not place any restrictions on where money is allocated.

o The No-Lapse Guarantee Rider provides a guarantee period for your whole life. The Guaranteed Death Benefit Rider guarantee period is to age 70 or 20 years from the Date of Issue if longer.

o The No-Lapse Guarantee Rider requires that all Monthly Deductions be directed to the General Account. The Guaranteed Death Benefit Rider allows you to choose whether the Monthly Deductions will be deducted pro rata from all accounts or deducted from the Money Market Subaccount.

o The cost of the No-Lapse Guarantee Rider is $0.05 per thousand of Face Amount per month, while the cost of the Guaranteed Death Benefit Rider is $0.01 per thousand of Face Amount per month.

OTHER POSSIBLE PRODUCTS. Features similar to the No-Lapse Guarantee Rider are available in other products that do not offer subaccount options, including National Life's NaviTrak policy. If you do not plan on funding the contract above the amount required to be allocated to the General Account, thereby making use of the subaccounts offered in VariTrak, then NaviTrak or another non-variable universal life policy may be more cost effective for you.

Additional information relating to the No-Lapse Guarantee Rider is provided in the Statement of Additional Information.

ACCELERATED CARE RIDER

We offer an optional Accelerated Care Rider, under which we will make periodic partial prepayments to you of all or a portion of your Death Benefit, including any Additional Protection Benefit amounts, if the Insured becomes "chronically ill". A full description of the Accelerated Care Rider is provided in the Statement of Additional Information.

CHRONIC CARE PROTECTION RIDER

We also offer an optional Chronic Care Protection Rider, which provides benefits to pay for expenses incurred by an Insured for qualified long-term care services beyond the date on which payments under an Accelerated Care Rider would terminate because the entire Death Benefit of the Policy, including any Additional Protection Benefit amounts, has been accelerated. A full description of the Chronic Care Protection Rider is also provided in the Statement of Additional Information.

ACCELERATED BENEFIT RIDER

This Rider provides an accelerated Death Benefit prior to the death of the Insured in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit. Accelerated Death Benefits paid under this Rider are discounted. There is no cost for this Rider. Again, a full description of the Accelerated Benefit Rider is provided in the Statement of Additional Information.


                        FEDERAL INCOME TAX CONSIDERATIONS
               [TO BE UPDATED BY POST EFFECTIVE AMENDMENT FILING]


INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, National Life believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a policy issued on a substandard basis (I.E., a rate class involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. In addition, in the case of the Accelerated Death Benefit Rider, the Accelerated Care Rider, or the Chronic Care Rider, the tax qualification consequences of continuing the Policy after a distribution is made are unclear. If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the Policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the policies, National Life believes that the owner of a policy should not be treated as the owner of the underlying assets. The Company reserves the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Separate Account assets. While National Life believes that the policy does not give Policy Owners investment control over Separate Account assets, we reserve the right to modify the policy as necessary to prevent the Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Separate Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. National Life believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy's Face Amount, a change in the Policy's Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa, a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy) may have Federal income tax consequences. A tax advisor should be consulted before effecting any of these policy changes.

Generally, as long as you are not subject to the federal corporate Alternative Minimum Tax, you will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by a Policy depend upon whether the Policy is classified as a "Modified Endowment Contract". Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts" ("MECs"), with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a policy transaction will cause the Policy to be classified as a MEC.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

      (1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred Policy loans is less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest paid on any loan under a Policy will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

BUSINESS USES OF THE POLICY. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

SPLIT DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

TAX SHELTER REGULATIONS. Prospective Owners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

ALTERNATIVE MINIMUM TAX. There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

TAX CONSEQUENCES ASSOCIATED WITH ACCELERATED DEATH BENEFIT, ACCELERATED CARE AND CHRONIC CARE PROTECTION RIDERS. For a discussion of the tax consequences associated with these riders, see the detailed discussion for each of these riders in the SAI.

CONTINUATION BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

POSSIBLE CHARGES FOR NATIONAL LIFE's TAXES

At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the Subaccounts or to the policies. National Life reserves the right to charge the Subaccounts for any future taxes or economic burden National Life may incur.

                                  LEGAL MATTERS

The Separate Account is not a party to any litigation. There are no material legal proceedings involving National Life which are likely to have a material adverse effect upon the Separate Account or upon the ability of National Life to meet its obligations under the Policies. ESI is not engaged in any litigation of any material nature. National Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. Although we cannot predict the outcome of any litigation with certainty, National Life believes that as of the date of this prospectus, there are no pending or threatened lawsuits that will have a material adverse impact on it or the Separate Account.

                  DISTRIBUTION OF THE POLICIES [TO BE UPDATED]

We have entered into a distribution agreement with Equity Services, Inc. ("ESI") to act as principal underwriter and for the distribution and sale of the Policies. ESI is affiliated with us. ESI sells the Policies through its sales representatives. ESI has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. ESI is registered as a broker-dealer under the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

ESI's representatives who sell the Policy are registered with the NASD and with the states in which they do business. More information about ESI and its sales representatives is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

Agents who are ESI registered representatives are compensated for sales of the Policies on a commission basis and with other forms of compensation. The maximum commissions payable for sales through ESI's agents are: during the first Policy Year, 50% of the premiums paid up to a target amount (which is a function of Face Amount, and which is used primarily to determine commission payments) and 3% of the premiums paid in excess of that amount; and for Policy Years 2 through 10, 4% of the premiums paid up to the target amount and 3% of premiums paid in excess of that amount. For Policy Year 11 and after, agent commissions will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, the maximum agent commissions will be 48.5% up to the target amount for the increase. Full time agents of National Life who achieve specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards. National Life general agents also receive override compensation on Policies sold through ESI registered representatives.

Broker-dealers other than ESI will receive gross dealer concessions during the first Policy Year of 85% of the premiums paid up to the target amount and 4% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the maximum gross dealer concession will be 4% of the premiums paid. For Policy Year 11 and after, the gross dealer concession will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, the maximum gross dealer concession will be 50% up to the target amount for the increase. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. You may ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Additional amounts may be paid and expenses may be reimbursed based on various factors.

From time to time we may offer specific sales incentives to selling dealers and registered representatives. These incentives may take the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels. These incentive programs may also include sales of National Life's or their affiliates' other products. To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Policies, such bonuses will be paid through the agent's broker-dealer.

Commissions and other incentives or payments described above are not charged directly to Policy owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

The Franklin Templeton, Scudder and T. Rowe Price Funds offered in the Contracts, and the Fasciano Portfolio of Neuberger Berman Advisers Management Trust, make payments to ESI under their distribution plans in consideration of services provided and expenses incurred by ESI in distributing shares of these Funds. In each case these payments amount to 0.25% of Variable Account assets invested in the particular Fund.

See "Distribution of the Policies" in the Statement of Additional Information for more information about compensation paid for the sale of the Policies.

                             OTHER POLICY PROVISIONS

INCONTESTABILITY. The Policy will be incontestable after it has been in force during the Insured's lifetime for two years from the Date of Issue (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during the Insured's lifetime for two years from its effective date.

Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

MISSTATEMENT OF AGE AND SEX. If the age or sex of the Insured at the Date of Issue has been misstated in the application, we will adjust the Accumulated Value of the Policy to be the amount that it would have been had the Cost of Insurance Charges deducted been based on the correct age and sex, or as otherwise required by state law. The adjustment will take place on the Monthly Policy Date on or after the date on which we have proof to our satisfaction of the misstatement. If the Insured has died, we will adjust the Accumulated Value as of the last Monthly Policy Date prior to the Insured's death; however, if the Accumulated Value is insufficient for that adjustment, the amount of the Unadjusted Death Benefit will also be adjusted.

                              FINANCIAL STATEMENTS

The financial statements of National Life and of the relevant subaccounts of the Separate Account are included in the Statement of Additional Information. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                                    GLOSSARY

ACCUMULATED VALUE                   The sum of the Policy's values in the
                                    Separate Account and the General Account.

ATTAINED AGE                        The Issue Age of the Insured plus the number
                                    of full Policy Years which have passed since the Date of Issue.

BENEFICIARY                         The person(s) or entity(ies) designated to
                                    receive all or some of the Death Benefit when the Insured dies. The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with National Life. The interest of any Beneficiary who dies before the Insured shall vest in the Owner unless otherwise stated.

CASH SURRENDER VALUE                The Accumulated Value minus any applicable
                                    Surrender Charge, and minus any outstanding
                                    Policy loans and accrued interest on such loans.

COLLATERAL                          The portion of the Accumulated Value in the
                                    General Account which secures the amount of any Policy loan.

DAC TAX A tax attributable to Specified Policy Acquisition Expenses under Internal Revenue Code Section 848.

DATE OF ISSUE                       The date on which the Policy is issued,
                                    which is set forth in the Policy. It is used to determine Policy Years, Policy Months and
                                    Monthly Policy Dates, as well as to measure suicide and contestable periods.

DEATH BENEFIT                       The Policy's Unadjusted Death Benefit, plus
                                    any relevant additional benefits provided by a supplementary benefit Rider, less any outstanding Policy loan and accrued interest, and less any unpaid Monthly
                                    Deductions.

DURATION The number of full years the insurance has been in force; for the Initial Face Amount, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

FACE AMOUNT                         The Initial Face Amount plus any increases
                                    in Face Amount and minus any decreases in Face Amount.

GENERAL ACCOUNT                     The account which holds the assets of
                                    National Life which are available to support its insurance and annuity obligations.

GRACE PERIOD                        A 61-day period measured from the date on
                                    which notice of pending lapse is sent by National Life, during which the Policy will not lapse and insurance coverage continues.
                                    To prevent lapse, the Owner must during the Grace Period make a premium payment equal to the sum of any amount by which the past
                                    Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace
                                    Period began.

GUARANTEED DEATH BENEFIT RIDER      An optional Rider that will guarantee that
                                    the Policy will not lapse prior to Attained
                                    Age 70, or 20 years from the Policy's Date of Issue, if longer, regardless of investment performance, if the Minimum
                                    Guarantee Premium has been paid as of each Monthly Policy Date.

HOME OFFICE                         National Life's Home Office at National Life
                                    Drive, Montpelier, Vermont 05604.

INITIAL FACE AMOUNT                 The Face Amount of the Policy on the Date of
                                    Issue. The Face Amount may be increased or decreased after the first Policy Year.

INSURED The person upon whose life the Policy is issued.

ISSUE AGE                           The age of the Insured at his or her
                                    birthday nearest the Date of Issue. The
                                    Issue Age is stated in the Policy.

MINIMUM FACE AMOUNT                 The Minimum Face Amount is generally
                                    $50,000. However, exceptions may be made in employee benefit plan cases.

MINIMUM GUARANTEE PREMIUM           The sum of the Minimum Monthly Premiums in
                                    effect on each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.

MINIMUM INITIAL PREMIUM             The minimum premium required to issue a
                                    Policy. It is equal to the Minimum Monthly
                                    Premium.

MINIMUM MONTHLY PREMIUM             The monthly amount used to determine the
                                    Minimum Guarantee Premium. This amount,
                                    which includes any substandard charges and any applicable Rider charges, is determined separately for each Policy, based on the requested Initial Face Amount, and the Issue
                                    Age, sex and Rate Class of the Insured, and the Death Benefit option and any optional benefits selected. It is stated in each Policy.

MONTHLY ADMINISTRATIVE CHARGE       A charge of $7.50 per month included in the
                                    Monthly Deduction, which is intended to
                                    reimburse National Life for ordinary
                                    administrative expenses. In Texas and New
                                    York, this charge may be increased, but will never exceed $7.50 plus $0.07 per $1000 of Face Amount.

MONTHLY DEDUCTION                   The amount deducted from the Accumulated
                                    Value on each Monthly Policy Date. It
                                    includes the Monthly Administrative Charge, the Cost of Insurance Charge, and the monthly cost of any benefits provided by Riders.

MONTHLY POLICY DATE                 The day in each calendar month which is the
                                    same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly
                                    Policy Date would otherwise fall on a date other than a Valuation Day, the Monthly
                                    Policy Date will be deemed to be the next
                                    Valuation Day.

NET AMOUNT AT RISK                  The amount by which the Unadjusted Death
                                    Benefit exceeds the Accumulated Value.

NET PREMIUM                         The remainder of a premium after the
                                    deduction of the Premium Tax Charge.

OWNER The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

PLANNED PERIODIC PREMIUM            The premium amount which the Owner plans to
                                    pay at the frequency selected. The Owner may request a reminder notice and may change the amount of the Planned Periodic Premium. The
                                    Owner is not required to pay the designated amount.

POLICY ANNIVERSARY                  The same day and month as the Date of Issue
                                    in each later year.

POLICY YEAR                         A year that starts on the Date of Issue or
                                    on a Policy Anniversary.

PREMIUM TAX CHARGE                  A charge deducted from each premium payment
                                    to cover the cost of state and local premium taxes, and the federal DAC Tax.

RATE CLASS                          The classification of the Insured for cost
                                    of insurance purposes. The Rate Classes are:
                                    elite preferred nonsmoker; preferred
                                    nonsmoker; standard nonsmoker; preferred smoker; standard smoker; juvenile; and substandard.

RIDERS Optional benefits that an Owner may elect to add to the Policy at an additional cost.

SURRENDER CHARGE                    The amount deducted from the Accumulated
                                    Value of the Policy upon lapse or surrender during the first 15 Policy Years or the first 15 years following an increase in coverage. The Surrender Charge is shown in the Policy.

UNADJUSTED DEATH BENEFIT            Under Option A, the greater of the Face
                                    Amount or the applicable percentage of the Accumulated Value on the date of death;
                                    under Option B, the greater of the Face
                                    Amount plus the Accumulated Value on the date of death, or the applicable percentage of the Accumulated Value on the date of death. The Death Benefit option is selected at time of application but may be later changed.

VALUATION DAY                       Each day that the New York Stock Exchange is
                                    open for business other than the day after Thanksgiving and any day on which trading is restricted by directive of the Securities and Exchange Commission. Unless otherwise indicated, whenever under a Policy an event occurs or a transaction is to be effected on a day that is not a Valuation Date, it will be deemed to have occurred on the next
                                    Valuation Date. A Valuation Day ends at the close of regular trading of the New York
                                    Stock Exchange.

VALUATION PERIOD                    The time between two successive Valuation
                                    Days. Each Valuation Period includes a
                                    Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

WITHDRAWAL                          A payment made at the request of the Owner
                                    pursuant to the right in the Policy to
                                    withdraw a portion of the Cash Surrender
                                    Value of the Policy. The Withdrawal Charge will be deducted from the Withdrawal Amount.

                                   APPENDIX A

  ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES

      The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Separate Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to an Insured of a given age, sex and Rate Class would vary over time if the investment return on the assets held in each Portfolio of each of the Funds were a UNIFORM, gross, annual rate of 0%, 6% and 12%. These gross rates of return do not include the deduction of the charges and expenses of the underlying Portfolios.

      The tables on pages A-2 to A-7 illustrate a Policy issued to a male Insured, Age 40 in the Preferred Nonsmoker Rate Class with a Face Amount of $250,000 and Planned Periodic Premiums of $3,000 for Death Benefit Option A, and $4,000 for Death Benefit Option B, in each case paid at the beginning of each Policy Year. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if the Insured was in a standard nonsmoker, smoker or substandard class since the cost of insurance charges are higher for these classes. Also, the values would be different from those shown if the gross annual investment returns AVERAGED 0%, 6% and 12% over a period of years, but fluctuated above and below those averages during individual Policy Years. The net annual rate of return shown in the tables is the gross annual rate reduced to reflect the average investment advisory fee and average operating expenses of the Funds before reimbursement and the Mortality and Expense Risk Charge.

      The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the 1980 CSO Smoker/Nonsmoker Table); the columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, and for Policy Years after year 10, an enhancement under which the Monthly Deductions are reduced by 0.50% per annum.


      The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations, including the Mortality and Expense Risk Charge of ____%, is ____%. This total charge is based on an assumption that an Owner allocates the Policy values equally among the Subaccounts of the Separate Account.

      These asset charges reflect an investment advisory fee of 0.68%, which represents a simple average of the fees incurred by the Portfolios during 2004, _____% for 12b-1 fees, which represents the simple average of the 12b-1 fees incurred by the Portfolios in 2004, and expenses of ____%, which is based on a simple average of the actual expenses incurred by the Portfolios during 2004. These expenses have not been adjusted to take into account expense reimbursement arrangements. If the reimbursement arrangements were reflected, the Accumulated Values and Cash Surrender Values of a Policy which allocates Policy values equally among the Subaccounts would be higher than those shown in the following tables. For information on Fund expenses, see the prospectuses for the Funds accompanying this prospectus.


      The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

      The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the General Account, and no Policy loans are made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year.

      Please note: Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 12%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the owner pays more than the stated premium.

      Upon request, National Life will provide a comparable illustration based upon the proposed Insured's Age and Rate Class, the Death Benefit Option, Face Amount, Planned Periodic Premiums and Riders requested.

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT          MALE INSURED ISSUE AGE 40          ELITE PREFERRED
DEATH BENEFIT OPTION A        ANNUAL PREMIUM $3,000              NONSMOKER


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
                      (NET ANNUAL RATE OF RETURN OF ____%)
                TO BE PROVIDED BY POST EFFECTIVE AMENDMENT FILING

          Premiums                Guaranteed                             Current
         Accumulated   ---------------------------------   ---------------------------------
End of      at 5%                      Cash                                Cash
Policy    Interest     Accumulated   Surrender    Death    Accumulated   Surrender    Death
 Year     Per Year        Value        Value     Benefit      Value        Value     Benefit
 ----     --------        -----        -----     -------      -----        -----     -------


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT          MALE INSURED ISSUE AGE 40          ELITE PREFERRED
DEATH BENEFIT OPTION A        ANNUAL PREMIUM $3,000              NONSMOKER


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
                       (NET ANNUAL RATE OF RETURN OF____%)
                TO BE PROVIDED BY POST EFFECTIVE AMENDMENT FILING

          Premiums                Guaranteed                             Current
         Accumulated   ---------------------------------   ---------------------------------
End of      at 5%                      Cash                                Cash
Policy    Interest     Accumulated   Surrender    Death    Accumulated   Surrender    Death
 Year     Per Year        Value        Value     Benefit      Value        Value     Benefit
 ----     --------        -----        -----     -------      -----        -----     -------



The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT          MALE INSURED ISSUE AGE 40          ELITE PREFERRED
DEATH BENEFIT OPTION A        ANNUAL PREMIUM $3,000              NONSMOKER


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
                      (NET ANNUAL RATE OF RETURN OF _____%)
                TO BE PROVIDED BY POST EFFECTIVE AMENDMENT FILING

          Premiums                Guaranteed                             Current
         Accumulated   ---------------------------------   ---------------------------------
End of      at 5%                      Cash                                Cash
Policy    Interest     Accumulated   Surrender    Death    Accumulated   Surrender    Death
 Year     Per Year        Value        Value     Benefit      Value        Value     Benefit
 ----     --------        -----        -----     -------      -----        -----     -------


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCUMULATED VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE THROUGHOUT INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCUMULATED VALUE AND CASH SURRENDER VALUE WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SUBACCOUNTS OF THE SEPARATE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE SUBACCOUNTS IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6%, OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR PARTICULAR SUBACCOUNTS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT          MALE INSURED ISSUE AGE 40          ELITE PREFERRED
DEATH BENEFIT OPTION B        ANNUAL PREMIUM $3,000              NONSMOKER


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
                      (NET ANNUAL RATE OF RETURN OF _____%)
                TO BE PROVIDED BY POST EFFECTIVE AMENDMENT FILING

          Premiums                Guaranteed                             Current
         Accumulated   ---------------------------------   ---------------------------------
End of      at 5%                      Cash                                Cash
Policy    Interest     Accumulated   Surrender    Death    Accumulated   Surrender    Death
 Year     Per Year        Value        Value     Benefit      Value        Value     Benefit
 ----     --------        -----        -----     -------      -----        -----     -------


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT          MALE INSURED ISSUE AGE 40          ELITE PREFERRED
DEATH BENEFIT OPTION B        ANNUAL PREMIUM $3,000              NONSMOKER


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
                      (NET ANNUAL RATE OF RETURN OF ____%)
                TO BE PROVIDED BY POST EFFECTIVE AMENDMENT FILING

          Premiums                Guaranteed                             Current
         Accumulated   ---------------------------------   ---------------------------------
End of      at 5%                      Cash                                Cash
Policy    Interest     Accumulated   Surrender    Death    Accumulated   Surrender    Death
 Year     Per Year        Value        Value     Benefit      Value        Value     Benefit
 ----     --------        -----        -----     -------      -----        -----     -------


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT          MALE INSURED ISSUE AGE 40          ELITE PREFERRED
DEATH BENEFIT OPTION B        ANNUAL PREMIUM $3,000              NONSMOKER


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
                      (NET ANNUAL RATE OF RETURN OF ____%)
                TO BE PROVIDED BY POST EFFECTIVE AMENDMENT FILING

          Premiums                Guaranteed                             Current
         Accumulated   ---------------------------------   ---------------------------------
End of      at 5%                      Cash                                Cash
Policy    Interest     Accumulated   Surrender    Death    Accumulated   Surrender    Death
 Year     Per Year        Value        Value     Benefit      Value        Value     Benefit
 ----     --------        -----        -----     -------      -----        -----     -------


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                   APPENDIX B
                  SURRENDER CHARGE TARGET PREMIUMS ("SCTP") AND
                         DEFERRED SALES CHARGES ("DSC")
                    (ANNUAL RATES PER $1,000 OF FACE AMOUNT)

                                    MALE                                                    FEMALE

ISSUE                NONSMOKER                  SMOKER                        NONSMOKER           SMOKER
 AGE              SCTP         DSC        SCTP         DSC                 SCTP         DSC        SCTP         DSC
  0               2.85        1.43        2.85         1.43                2.24        1.12        2.24         1.12
  1               2.78        1.39        2.78         1.39                2.20        1.10        2.20         1.10
  2               2.87        1.44        2.87         1.44                2.27        1.14        2.27         1.14
  3               2.97        1.49        2.97         1.49                2.35        1.18        2.35         1.18
  4               3.08        1.54        3.08         1.54                2.43        1.22        2.43         1.22
  5               3.19        1.60        3.19         1.60                2.52        1.26        2.52         1.26
  6               3.32        1.66        3.32         1.66                2.61        1.31        2.61         1.31
  7               3.45        1.73        3.45         1.73                2.71        1.36        2.71         1.36
  8               3.59        1.80        3.59         1.80                2.82        1.41        2.82         1.41
  9               3.74        1.87        3.74         1.87                2.93        1.47        2.93         1.47
 10               3.90        1.95        3.90         1.95                3.05        1.53        3.05         1.53
 11               4.08        2.04        4.08         2.04                3.17        1.59        3.17         1.59
 12               4.25        2.13        4.25         2.13                3.31        1.66        3.31         1.66
 13               4.44        2.22        4.44         2.22                3.45        1.73        3.45         1.73
 14               4.63        2.32        4.63         2.32                3.59        1.80        3.59         1.80
 15               4.82        2.41        4.82         2.41                3.74        1.87        3.74         1.87
 16               5.01        2.51        5.01         2.51                3.90        1.95        3.90         1.95
 17               5.21        2.61        5.21         2.61                4.06        2.03        4.06         2.03
 18               5.40        2.70        5.40         2.70                4.23        2.12        4.23         2.12
 19               5.61        2.81        5.61         2.81                4.41        2.21        4.41         2.21
 20               5.18        2.59        6.89         3.45                4.36        2.18        5.19         2.60
 21               5.37        2.69        7.15         3.58                4.54        2.27        5.41         2.71
 22               5.58        2.79        7.43         3.72                4.73        2.37        5.65         2.83
 23               5.80        2.90        7.73         3.87                4.94        2.47        5.90         2.95
 24               6.04        3.02        8.05         4.03                5.15        2.58        6.16         3.08
 25               6.29        3.15        8.39         4.20                5.38        2.69        6.43         3.22
 26               6.56        3.28        8.76         4.38                5.62        2.81        6.73         3.37
 27               6.85        3.43        9.16         4.58                5.87        2.94        7.04         3.52
 28               7.16        3.58        9.58         4.79                6.14        3.07        7.36         3.68
 29               7.49        3.75        10.04        5.02                6.42        3.21        7.70         3.85
 30               7.84        3.92        10.52        5.26                6.71        3.36        8.07         4.04
 31               8.21        4.11        11.04        5.52                7.03        3.52        8.45         4.23
 32               8.61        4.31        11.59        5.80                7.36        3.68        8.85         4.43
 33               9.03        4.52        12.17        6.09                7.71        3.86        9.28         4.64
 34               9.47        4.74        12.79        6.40                8.08        4.04        9.73         4.87
 35               9.95        4.98        13.44        6.72                8.47        4.24        10.21        5.11
 36              10.45        5.23        14.14        7.07                8.88        4.44        10.71        5.36
 37              10.98        5.49        14.88        7.44                9.32        4.66        11.24        5.62
 38              11.54        5.77        15.66        7.83                9.77        4.89        11.80        5.90
 39              12.14        6.07        16.49        8.25               10.26        5.13        12.38        6.19
 40              12.77        6.39        17.36        8.68               10.77        5.39        12.99        6.50
 41              13.43        6.72        18.28        9.14               11.30        5.65        13.63        6.82
 42              14.14        7.07        19.26        9.63               11.86        5.93        14.30        7.15

                                    MALE                                                    FEMALE

ISSUE                NONSMOKER                  SMOKER                        NONSMOKER           SMOKER
 AGE              SCTP         DSC        SCTP         DSC                 SCTP         DSC        SCTP         DSC
 43              14.89        7.45        20.28       10.14               12.45        6.23        14.99        7.50
 44              15.68        7.84        21.37       10.69               13.07        6.54        15.72        7.86
 45              16.52        8.26        22.51       11.26               13.73        6.87        16.49        8.25
 46              17.42        8.71        23.72       11.86               14.43        7.22        17.29        8.65
 47              18.37        9.19        25.00       12.50               15.16        7.58        18.14        9.07
 48              19.38        9.69        26.35       13.18               15.94        7.97        19.03        9.52
 49              20.46        10.23       27.79       13.90               16.77        8.39        19.98        9.99
 50              21.61        10.81       29.32       14.66               17.65        8.83        20.97       10.49
 51              22.83        11.42       30.94       15.47               18.57        9.29        22.02       11.01
 52              24.14        12.07       32.65       16.33               19.56        9.78        23.13       11.57
 53              25.53        12.77       34.48       17.24               20.61        10.31       24.30       12.15
 54              27.02        13.51       36.40       18.20               21.72        10.86       25.54       12.77
 55              28.60        14.30       38.44       19.22               22.90        11.45       26.84       13.42
 56              30.29        15.15       40.59       20.30               24.15        12.08       28.23       14.12
 57              32.08        16.04       42.87       21.44               25.49        12.75       29.70       14.85
 58              34.01        17.01       45.29       22.65               26.92        13.46       31.26       15.63
 59              36.07        18.04       47.85       23.93               28.46        14.23       32.95       16.48
 60              38.27        19.14       50.59       25.30               30.12        15.06       34.77       17.39
 61              40.63        20.32       53.51       26.76               31.91        15.96       36.73       18.37
 62              43.16        21.58       56.62       28.31               33.85        16.93       38.84       19.42
 63              45.88        22.94       59.92       29.96               35.92        17.96       41.11       20.56
 64              48.78        24.39       63.42       31.71               38.15        19.08       43.53       21.77
 65              51.89        25.95       67.11       33.56               40.54        20.27       46.11       23.06
 66              55.21        27.61       71.01       35.51               43.09        21.55       48.84       24.42
 67              58.77        29.39       75.13       37.57               45.84        22.92       51.77       25.89
 68              62.59        31.30       79.52       37.75               48.81        24.41       54.92       27.46
 69              66.71        33.36       84.20       37.75               52.04        26.02       58.36       29.18
 70              71.16        35.58       89.20       37.75               55.57        27.79       62.10       31.05
 71              75.96        36.00       94.56       37.75               59.43        29.72       66.20       33.10
 72              81.04        36.00      100.28       37.75               63.65        31.83       70.68       35.00
 73              86.57        36.00      106.35       37.75               68.25        34.00       75.53       35.00
 74              92.47        36.00      112.74       37.75               73.23        34.00       80.75       35.00
 75              98.73        36.00      119.44       37.75               78.61        34.00       86.34       35.00
 76              105.38       36.00      126.39       37.75               84.42        34.00       92.32       35.00
 77              112.45       36.00      133.62       37.75               90.68        34.00       98.70       35.00
 78              120.00       36.00      141.17       37.75               97.47        34.00      105.57       35.00
 79              128.12       36.00      149.15       37.75               104.88       34.00      113.00       35.00
 80              136.88       36.00      157.63       37.75               112.98       34.00      121.09       35.00
 81              146.36       36.00      166.67       37.75               121.85       34.00      129.91       35.00
 82              156.57       36.00      176.28       37.75               131.55       34.00      139.51       35.00
 83              167.52       36.00      186.39       37.75               142.10       34.00      149.91       35.00
 84              179.12       36.00      196.88       37.75               153.50       34.00      161.12       35.00
 85              191.34       36.00      207.71       37.75               165.78       34.00      172.98       35.00

Unisex policies will have Surrender Charge target premiums and maximum deferred sales charges that are higher than those for females above but lower than those for males.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

National Life Insurance Company................................................1
National Variable Life Insurance Account.......................................1
The Portfolios.................................................................1
Premiums.......................................................................1

Distribution of the Policies....................................................
Contractual Arrangements between National Life and the Funds Investment
   Advisors or Distributors.....................................................
Terms of Underlying Fund Participation Agreements...............................
Underwriting Procedures.........................................................
Increases in Face Amount........................................................
Other Policy Provisions.........................................................
      Operation at Age 99.......................................................
      New York Policies - Reduced Paid-Up Benefit...............................
      The Contract..............................................................
      Change of Owner and Beneficiary...........................................
      Split Dollar Arrangements.................................................
      Assignments...............................................................
      Suicide...................................................................
      Arbitration...............................................................
      Dividends.................................................................
      Correspondence............................................................
      Settlement Options........................................................
Automated Fund Transfer Features................................................
      Dollar Cost Averaging.....................................................
      Portfolio Rebalancing.....................................................
Optional Benefits...............................................................
      Waiver of Monthly Deductions..............................................
      Accidental Death Benefit..................................................
      Guaranteed Insurability Option............................................
      Rider for Disability Benefit - Payment of Mission Costs...................
      Accelerated Care Rider....................................................
      Chronic Care Protection Rider.............................................
      Accelerated Benefit Rider.................................................
      Tax Consequences Associated with Accelerated Care and Chronic
         Care Riders............................................................
Policies Issued in Conjunction with Employee Benefit Plans......................
Special Rules for Employee Benefit Plans........................................
Legal Developments Regarding Unisex Actuarial Tables............................
Policy Reports..................................................................
Records.........................................................................
Legal Matters...................................................................
Experts.........................................................................
Financial Statements............................................................

Financial Statements.........................................................F-1

[OUTSIDE BACK COVER PAGE]

Statement of Additional Information

The Statement of Additional Information contains further information about the Policies and is incorporated by reference (legally considered to be part of this prospectus). A table of contents for the Statement of Additional Information is on the last page of this prospectus. You may request a free copy by writing to National Life Insurance Company, National Life Drive, Montpelier, Vermont 05604 or by calling 1-800-732-8939. Please contact your registered representative or National Life if you have any questions or would like to request other information about the Policies such as personalized illustrations of an Insured's Death Benefit, Cash Surrender Value and Policy Values.

The Statement of Additional Information is also available at National Life's website at www.nationallife.com. Information about the Policy (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.



Investment Company Act of 1940 Registration File No. 811-9044

                         NATIONAL LIFE INSURANCE COMPANY

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT


                VARITRAK VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                       STATEMENT OF ADDITIONAL INFORMATION


                                   OFFERED BY
                         NATIONAL LIFE INSURANCE COMPANY
                               NATIONAL LIFE DRIVE
                            MONTPELIER, VERMONT 05604


      This Statement of Additional Information expands upon subjects discussed in the current prospectus for the VariTrak Variable Universal Life Insurance Policy ("Policy") offered by National Life Insurance Company. You may obtain a copy of the prospectus dated May 2, 2005 by calling 1-800-732-8939, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604, by accessing National Life's website at http://www.nationallife.com, or by accessing the SEC's website at http://www.sec.gov. Definitions of terms used in the current prospectus for the Policy are incorporated in this Statement of Additional Information.


                   THIS STATEMENT OF ADDITIONAL INFORMATION IS
                   NOT A PROSPECTUS AND SHOULD BE READ ONLY IN
                 CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.



                                Dated May 2, 2005

                                TABLE OF CONTENTS

National Life Insurance Company................................................1
National Variable Life Insurance Account.......................................1
The Portfolios.................................................................1
Premiums.......................................................................1

Distribution of the Policies....................................................
Contractual Arrangements between National Life and the Funds Investment
  Advisors or Distributors......................................................
Terms of Underlying Fund Participation Agreements...............................
Underwriting Procedures.........................................................
Increases in Face Amount........................................................
Other Policy Provisions.........................................................
     Operation at Age 99........................................................
     New York Policies - Reduced Paid-Up Benefit................................
     The Contract...............................................................
     Change of Owner and Beneficiary............................................
     Split Dollar Arrangements..................................................
     Assignments................................................................
     Suicide....................................................................
     Arbitration................................................................
     Dividends..................................................................
     Correspondence.............................................................
     Settlement Options.........................................................
Automated Fund Transfer Features................................................
     Dollar Cost Averaging......................................................
     Portfolio Rebalancing......................................................
Optional Benefits...............................................................
     Waiver of Monthly Deductions...............................................
     Accidental Death Benefit...................................................
     Guaranteed Insurability Option.............................................
     Rider for Disability Benefit - Payment of Mission Costs....................
     Accelerated Care Rider.....................................................
     Chronic Care Protection Rider..............................................
     Accelerated Benefit Rider..................................................
     Tax Consequences Associated with Accelerated Care and Chronic
       Care Riders..............................................................
Policies Issued in Conjunction with Employee Benefit Plans......................
Special Rules for Employee Benefit Plans........................................
Legal Developments Regarding Unisex Actuarial Tables............................
Policy Reports..................................................................
Records.........................................................................
Legal Matters...................................................................
Experts.........................................................................
Financial Statements............................................................
Financial Statements.........................................................F-1

NATIONAL LIFE INSURANCE COMPANY

National Life Insurance Company ("National Life," "we," "our," or "us") is the insurance company that issues the VariTrak variable universal life insurance policy (the "Policy"). National Life is authorized to conduct a life insurance and annuity business in all 50 states and the District of Columbia. It was originally chartered as a mutual life insurance company in 1848. It is now a stock life insurance company. All of its outstanding stock is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Policies, are voting members of National Life Holding Company.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

National Variable Life Insurance Account (the "Separate Account") was established by National Life on February 1, 1985. It is a separate investment account to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, and qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC.

The independent public accountant for the Separate Account is PricewaterhouseCoopers LLP. This firm annually performs an audit on the financial statements of the Separate Account, and provides a report to the Board of Directors of National Life. PricewaterhouseCoopers LLP also acts as the independent public accountants for National Life.

THE PORTFOLIOS

The portfolios invested in by the Separate Account are part of mutual funds registered with the SEC as open-end investment companies. You should know that such registration does not involve supervision of the management or investment practices of the portfolios by the SEC.

PREMIUMS

TERM POLICY CONVERSIONS. We offer a one time credit on conversions of eligible National Life term insurance policies to a VariTrak Policy. If the term policy being converted has been in force for at least twelve months, the amount of the credit is 12% of a target amount used to determine commission payments. If the term policy being converted has been in force for less than twelve months, the credit will be prorated based on the number of months the term policy has been outstanding at the time of conversion. For GRT term policies, the credit will be 18% of the target amount used to determine commission payments if the GRT term policy has been in force for at least two years but not more than five years. For GRT term policies in force for less than two years, the credit is 0.5% per month for each month in the first year, and 1.0% per month for each month in the second year. For GRT policies in force more than five years, the credit decreases from 18% by 0.5% for each month beyond five years, until it becomes zero at the end of year eight.

The amount of the credit will be added to the initial premium payment, if any, you pay and will be treated as part of the Initial Premium for the Policy. Thus, the credit will be included in premium payments for purposes of calculating and deducting the Premium Tax Charge. If you surrender your Policy, we will not recapture the credit. We will not include the amount of the credit for purposes of calculating agent compensation for the sale of the Policy.

CREDIT TO HOME OFFICE EMPLOYEES. We also offer a one time credit to Home Office employees who purchase a VariTrak Policy, as both Owner and Insured. This one time credit is calculated differently from the credit described above; in particular, the amount of the credit will be 50% of the target premium used in the calculation of commissions on the Policy. Otherwise, the credit will be treated in the same manner as the credit described above.


DISTRIBUTION OF THE POLICIES [TO BE UPDATED]


Equity Services, Inc. ("ESI") is responsible for distributing the Policies pursuant to a distribution agreement with us. ESI serves as principal underwriter for the Policies. ESI, a Vermont corporation and an indirect wholly owned subsidiary of National Life, is located at National Life Drive, Montpelier, Vermont 05604.

We offer the Policies to the public on a continuous basis through ESI. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

ESI offers the Policies through its sales representatives. ESI has also entered into selling agreements with other broker-dealers for sales of the Policies through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to ESI for sales of the Policies.

Commissions paid on the Policy, as well as other incentives or payments, are not charged directly to the Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy.

ESI received underwriting commissions in connection with the Policies in the following amounts during the periods indicated:


---------------------------------------------------------------------------------------------------
Fiscal Year       Aggregate Amount of Commissions      Aggregate Amount of Commissions Retained by
                  Paid to ESI*                         ESI After Payments to its Registered Persons
                                                       and Other Broker-Dealers
---------------------------------------------------------------------------------------------------
2002              $7,036,209                           $0
---------------------------------------------------------------------------------------------------
2003              $4,891,267                           $0
2004              $______                              $____
---------------------------------------------------------------------------------------------------


* Includes sales compensation paid to registered persons of ESI.

ESI passes through commissions it receives and does not retain any override as distributor for the Policies.

Full time agents of National Life who achieve specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards. National Life general agents also receive override compensation on Policies sold through ESI registered representatives.

From time to time National Life, in conjunction with ESI, may conduct special sales programs.

CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE FUNDS INVESTMENT ADVISORS OR DISTRIBUTORS


We have entered into or may enter into agreements with Funds pursuant to which the advisor or distributor pays us a fee based upon an annual percentage of the average net asset amount we invest on behalf of the Separate Account and our other separate accounts. These percentages may differ, and we may be paid a greater percentage by some investment advisors or distributors than other advisors or distributors. These agreements reflect administrative services provided by us. National Life receives compensation from the adviser or distributor of the Funds in connection with administration, distribution, or other services provided with respect to the Fund and its availability through the Policy. The amount of this compensation with respect to the Policy during 2004 which is based upon the indicated percentages of assets of each Fund attributable to the Policy, is shown below:

------------------------------------------------------------------------------------------------------------
                      Portfolios of the                     % of Assets          Revenues Received by
                                                                               National Life During 2004
------------------------------------------------------------------------------------------------------------
Alger American Fund                                            0.10%
------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.                     0.25%(1)
------------------------------------------------------------------------------------------------------------
Dreyfus                                                        0.20%
------------------------------------------------------------------------------------------------------------
Fidelity VIP Funds                                             0.10%(2)
------------------------------------------------------------------------------------------------------------
Franklin Templeton Variable Insurance Products Trust           0.35%(3)
------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds                                   0.25%
------------------------------------------------------------------------------------------------------------
J.P. Morgan Series Trust II                                    0.20%
------------------------------------------------------------------------------------------------------------
Neuberger Berman Advisers Management Trust                     0.15%(4)
------------------------------------------------------------------------------------------------------------
Scudder Variable Series II                                     0.40%(3)
------------------------------------------------------------------------------------------------------------
Wells Fargo Funds                                              0.20%
------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series, Inc.                              0.25%(5)
------------------------------------------------------------------------------------------------------------


      (1) 0.10% on the VP Inflation Protection Portfolio.

      (2) 0.05% with respect to the Index 500 Portfolio.

      (3) Includes 0.25% payable under the Fund's 12b-1 Plan.


      (4) The Fasciano Portfolio offers only an S-Series class, which has a 0.25% 12b-1 fee which is also paid to ESI.

      (5) The 0.25% payment shown in the table is payable under the Fund's 12b-1 plan. In addition, the Fund's adviser will pay to National Life for administrative services an amount equal to 0.15% of the amount, if any, by which the shares held by National Life separate accounts exceed $25 million.


These arrangements may change from time to time, and may include more Funds in the future.

TERMS OF UNDERLYING FUND PARTICIPATION AGREEMENTS

The participation agreements under which the Funds sell their shares to subaccounts of the Separate Account contain varying termination provisions. In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

Should an agreement between National Life and a Fund terminate, the subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to subaccounts investing in Portfolios of such Fund.

Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a subaccount despite the fact that the participation agreement between the Fund and us has not been terminated. Should a Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or Net Premiums to subaccounts investing in shares of that Fund or Portfolio.

The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension or retirement plans qualifying under Section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise as a result of such "mixed and shared" investing. That is, it is possible that a material conflict could arise between the interests of Owners with Accumulated Value allocated to the Separate Account and the owners of life insurance policies, variable annuity contracts, or of certain retirement or pension plans issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

In the event of a material conflict, we will take any necessary steps, including removing the Separate Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund prospectuses for more information.

UNDERWRITING PROCEDURES

In most cases we will perform an evaluation of a proposed Insured's health and other mortality risk factors before issuing a Policy. This process is often referred to as "underwriting". We will request that a number of questions about the proposed Insured be answered on the application for a Policy, and we may require a telephone conference, certain medical tests, and/or a medical examination. When we have evaluated all the necessary information, we will place a proposed Insured into one of the following Rate Classes:

-     elite preferred nonsmoker
-     preferred nonsmoker
-     standard nonsmoker
-     preferred smoker
-     standard smoker
-     juvenile, and
-     substandard.

The Rate Class into which an Insured is placed will affect both the guaranteed and the current cost of insurance rates. Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in an elite, preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy. Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

-     the Insured's Attained Age
-     the Insured's sex
-     the Insured's Rate Class, and
-     the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Table.

For Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

INCREASES IN FACE AMOUNT

You should be aware that if you increase the Face Amount of your Policy, this will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured's Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured's Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

We calculate the Net Amount at Risk separately for the Initial Face Amount and increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Each increase in Face Amount will begin a new period of Surrender Charges in effect for 15 years from the date of the increase. This additional Surrender Charge is based on the Face Amount of the increase only. We describe this additional Surrender Charge in detail in the "Surrender Charge" section of the prospectus.

OTHER POLICY PROVISIONS

INDEFINITE POLICY DURATION. The Policy can remain in force indefinitely (in New York, Texas and Maryland, however, the Policy matures at Attained Age 99 at which time we will pay the Cash Surrender Value to you in one sum unless you have chosen a Payment Option, and the Policy will terminate). However, for a Policy to remain in force after the Insured reaches Attained Age 99, if the Face Amount plus any Additional Protection Benefit coverage is greater than the Accumulated Value, the Face Amount plus any Additional Protection Benefit coverage will automatically be decreased to the current Accumulated Value. Also, at Attained Age 99 Option B automatically becomes Option A. No premium payments are allowed after Attained Age 99, although loan repayments are allowed. The tax treatment of a Policy's Accumulated Value after Age 100 is unclear, and you may wish to discuss this treatment with a tax advisor.

OPERATION AT AGE 99 WITH NO LAPSE GUARANTEE RIDER. The presence of No Lapse Guarantee Rider changes the normal operation of the Policy at age 99 (as described in Other Policy Provisions - Indefinite Policy Duration, above). First, the Face Amount will not be decreased to the Accumulated Value at age 99. Second, all Monthly Deductions on the Policy will stop at age 99. All other aspects of the Policy operation at age 99 will be unchanged.

NEW YORK POLICIES - REDUCED PAID-UP BENEFIT. Prior to maturity, Owners of Policies issued in New York may elect to continue the Policy in force as paid-up General Account life insurance coverage. All or a portion of the Cash Surrender Value of the Policy will be applied to paid-up life insurance coverage. We will pay in one lump sum any amount of the Cash Surrender Value which you do not apply toward paid-up life insurance coverage. You may thereafter surrender any paid-up General Account life insurance at any time for its value.

THE CONTRACT. The Policy and the application are the entire contract. Only statements made in the application can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life's duly authorized officers or registrars can agree to change or waive any provisions of the Policy, and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

CHANGE OF OWNER AND BENEFICIARY. As long as the Policy is in force, you may change the Owner or Beneficiary by sending us an acceptable written request. The change will take effect as of the date the request is signed, whether or not the Insured is living when we receive the request. We will not be responsible for any payment made or action taken before we receive the written request. A change of Owner may have tax consequences.

SPLIT DOLLAR ARRANGEMENTS. You may enter into a Split Dollar Arrangement among the Owners or other persons under which the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on us unless it is in writing and received by us. We do not assess any specific charge for Split Dollar Arrangements.

The IRS has recently issued new guidance affecting Split Dollar Arrangements. Any parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

ASSIGNMENTS. You may assign any and all your rights under the Policy. We are not bound by an assignment unless it is in writing and we receive it at our Home Office. We assume no responsibility for determining whether an assignment is valid, or the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee. An assignment of the Policy may have tax consequences.

SUICIDE. If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), our liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which we will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase (unless otherwise required by state law).

ARBITRATION. Except where otherwise required by state law, as in New York, the Policy provides that any controversy under the Policy shall be settled by arbitration in the state of residence of the Owner, in accordance with the rules of the American Arbitration Association or any similar rules to which the parties agree. Any award rendered through arbitration will be final on all parties, and the award may be enforced in court.

The purpose of the arbitration is to provide an alternative dispute resolution mechanism for investors that may be more efficient and less costly than court litigation. You should be aware, however, that arbitration is, as noted above, final and binding on all parties, and that the right to seek remedies in court is waived, including the right to jury trial. Pre-arbitration discovery is generally more limited than and different from court discovery procedures, and the arbitrator's award is not required to include factual findings or legal reasoning. Any party's right to appeal or to seek modification of rulings by the arbitrators is strictly limited.

DIVIDENDS. The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid in cash, except where otherwise required by state law. At the time of the Insured's death, the Death Benefit will be increased by dividends payable, if any.

CORRESPONDENCE. All correspondence to you is deemed to have been sent to you if mailed to you at your last address known to us.

SETTLEMENT OPTIONS. In lieu of a single sum payment on death or surrender, you may elect to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. The options are described below.

      o PAYMENT OF INTEREST ONLY. We will pay interest at a rate of 3.5% per year on the amount of the proceeds retained by us. Upon the earlier of the payee's death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.

      o PAYMENTS FOR A STATED TIME. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for the number of years you select.

      o PAYMENTS FOR LIFE. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for a guaranteed period and thereafter during the life of a chosen person. You may elect guaranteed payment periods for 0, 10, 15, or 20 years, or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

      o PAYMENTS OF A STATED AMOUNT. We will make equal monthly payments until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

      o LIFE ANNUITY. We will make equal monthly payments in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by our then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

      o JOINT AND TWO THIRDS ANNUITY. We will make equal monthly payments, based on an interest rate of 3.5% per year, while two chosen persons are both living. Upon the death of either, two-thirds of the amount of those payments will continue to be made during the life of the survivor. We may require proof of the ages of the chosen persons.

      o 50% SURVIVOR ANNUITY. We will make equal monthly payments, based on an interest rate of 3.5% per year, during the lifetime of the chosen primary person. Upon the death of the chosen primary person, 50% of the amount of those payments will continue to be made during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.

We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. Under the first two, and fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds. For additional information concerning the payment options, see the Policy.

AUTOMATED FUND TRANSFER FEATURES

DOLLAR COST AVERAGING

You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the subaccount or subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that is 20 days after issue. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. You may not use the dollar cost averaging feature to transfer Accumulated Value to the General Account.

Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

PORTFOLIO REBALANCING

You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office.

In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date six months after the Date of Issue, and then on each Monthly Policy Date six months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every six months from that date. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

If you change your Policy's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

Portfolio Rebalancing will result in periodic transfers out of subaccounts that have had relatively favorable investment performance in relation to the other subaccounts to which a Policy allocates premiums, and into subaccounts which have had relatively unfavorable investment performance in relation to the other subaccounts to which the Policy allocates premiums. Portfolio rebalancing does not guarantee a profit or protect against a loss.

OPTIONAL BENEFITS

You may include additional benefits, which are subject to the restrictions and limitations set forth in the applicable Policy riders, in your Policy at your option. Election of any of these optional benefits involves an additional cost. These costs are set forth in the "Fee Table" section of the prospectus. Some information with respect to many of the available riders is included in the prospectus. We provide additional information about optional benefits below.

GUARANTEED DEATH BENEFIT RIDER

The Guaranteed Death Benefit Rider is summarized in the prospectus. Additional information with respect to this rider is provided below.

If while the Guaranteed Death Benefit Rider is in force, the Accumulated Value of the Policy is not sufficient to cover the Monthly Deductions, Monthly Deductions will be made until the Accumulated Value of the Policy is exhausted, and will thereafter be deferred, and collected at such time as the Policy has positive Accumulated Value.

If you increase the Face Amount of a Policy subject to the Guaranteed Death Benefit Rider, the Rider's guarantee will extend to the increased Face Amount. This will result in increased Minimum Guarantee Premiums.

If you have elected both the Waiver of Monthly Deductions Rider and the Guaranteed Death Benefit Rider, and Monthly Deductions are waived because of total disability, then we will also waive the Minimum Guarantee Premiums required to keep the Guaranteed Death Benefit Rider in force during the period that Monthly Deductions are being waived.

If you wish to keep this Rider in force, you must limit Withdrawals and Policy loans to the excess of premiums paid over the sum of the Minimum Monthly Premiums in effect since the Date of Issue. If you take a Policy loan or Withdrawal for an amount greater than such excess, the Guaranteed Death Benefit Rider will enter a 61-day lapse-pending notification period, and will be cancelled if you do not pay a sufficient premium.

If you purchase the both Guaranteed Death Benefit Rider and the Additional Protection Benefit Rider on your Policy, and the most current version of the Additional Protection Benefit Rider has been approved by your state, then during the first five Policy Years, the Guaranteed Death Benefit Rider will not protect the Death Benefit coverage provided by the Additional Protection Benefit Rider. In this situation, if during the first five Policy Years on any Monthly Policy Date the Accumulated Value under the Policy is not sufficient to pay the Monthly Deduction due on that date, the Death Benefit coverage provided by the Additional Protection Benefit Rider may lapse, even if you have paid the Minimum Guarantee Premium. After the first five Policy Years, as long as you have paid the Minimum Guarantee Premium, the Guaranteed Death Benefit Rider will prevent lapse of both the Death Benefit coverage provided by the base Policy and the Death Benefit coverage provided by the Additional Protection Benefit Rider.

NO-LAPSE GUARANTEE RIDER

The No-Lapse Guarantee Rider is summarized in the prospectus. Additional information with respect to this rider is provided below.

CALCULATION OF CUMULATIVE GENERAL ACCOUNT PREMIUM. The Cumulative General Account Premium for the No-Lapse Guarantee Rider is calculated as follows:

      a) the Cumulative General Account Premium on the preceding Monthly Policy Date, accumulated with interest for purposes of this calculation at an effective annual rate of 6%; plus

      b) the Net Premium Payments allocated to the General Account after the preceding Monthly Policy Date, to and including the current Monthly Policy Date, divided by 0.9675, and accumulated with interest for purposes of this calculation at an effective annual rate of 6% from the preceding Monthly Policy Date (except that no such accumulation shall apply to Net Premium Payments allocated on the current Monthly Policy Date); plus

      c) the Accumulated Value of your Policy transferred into the non-loaned portion of the General Account after the preceding Monthly Policy Date, to and including the current Monthly Policy Date, divided by
            0.9675 and accumulated with interest for purposes of this calculation at an effective annual rate of 6% from the preceding Monthly Policy Date(except that no such accumulation shall apply to such transfers effected on the current Monthly Policy Date); minus

      d) the Accumulated Value of your Policy transferred or withdrawn from the non-loaned portion of the General Account after the preceding Monthly Policy Date, to and including the current Monthly Policy Date, divided by 0.9675 and accumulated with interest for purposes of this calculation at an effective annual rate of 6% from the preceding Monthly Policy Date (except that no such accumulation shall apply to such transfers or Withdrawals occurring on the current Monthly Policy Date).

The reason for dividing the amounts in (b), (c) and (d) by 0.9765, which is equal to one minus the Premium Tax Charge (i.e., 1 - .0325 = .9675), is to put these amounts on a basis comparable to the Monthly Guarantee Premium, which is before premium taxes.

AUTOMATIC TRANSFER INTO GENERAL ACCOUNT - LAPSE OF RIDER. If on any Monthly Policy Date while the Rider is in force, your Cumulative General Account Premium is less than the required Cumulative Monthly Guarantee Premium, we will transfer value from the subaccounts on a pro rata basis to the General Account to satisfy the test. If the value in the subaccounts is not enough to satisfy the test, we will transfer all of the value in the subaccounts to the General Account and we will send you a notice that the conditions of the Rider have not been met. You will have 61 days from the date we mail the notice to pay a premium sufficient to keep the Rider in force. The required premium will be the amount needed to satisfy the conditions of the Rider on the Monthly Policy Date two months following the Monthly Policy Date that the test was failed. The Rider will be cancelled if a sufficient premium is not paid during the 61-day period. If cancelled, the Rider cannot be reinstated.

MONTHLY DEDUCTIONS. While the No-Lapse Guarantee Rider is in force, all Monthly Deductions will be deducted from the General Account. If, while the Rider is in force, the Accumulated Value in the General Account is not enough to deduct the Monthly Deduction, Monthly Deductions will be made until the Accumulated Value in the General Account is exhausted. Thereafter, Monthly Deductions will be deferred, and collected at such time as the General Account has positive Accumulated Value.

EFFECT OF INCREASES OR DECREASES. If you increase the Face Amount of a Policy with the No-Lapse Guarantee Rider, the Rider's guarantee will extend to the increase. This will result in an increase in the Monthly Guarantee Premium. If you decrease the Face Amount, the Rider's guarantee will apply to the reduced amount and the Monthly Guarantee Premium will be correspondingly reduced.

WAIVERS OF MONTHLY DEDUCTIONS. If your Monthly Deductions are being waived under the operation of the Waiver of Monthly Deductions Rider or the Accelerated Care Rider, then the Monthly Guarantee Premium required on each Monthly Policy Date while Monthly Deductions are being waived will be zero.

EFFECT OF WITHDRAWALS OR LOANS. If you wish to keep this Rider in force, you must limit Withdrawals and loans to the amounts in the subaccounts and amounts in the General Account not needed to satisfy the conditions of the Rider. If you take a Withdrawal or loan from the General Account which reduces the Cumulative General Account Premium below the Cumulative Monthly Guarantee Premium, the Rider will enter the 61-day lapse pending notification period and will be cancelled if you do not pay a sufficient premium.

EFFECT OF TRANSFERS OUT OF GENERAL ACCOUNT. Transfers out of the General Account may also put the status of the Rider in jeopardy. If you transfer an amount from the General Account which reduces the Cumulative General Account Premium below the Cumulative Monthly Guarantee Premium, under the operation of the Rider, we will transfer an amount back to the General Account on the next Monthly Policy Date to cause the Cumulative General Account Premium to equal the Cumulative Monthly Guarantee Premium. There can be no assurance that an adequate amount will be available in the subaccounts for transfer to the General Account on the next Monthly Policy Date because the performance of the subaccounts is not guaranteed; if it is not, the Rider will enter the 61-day lapse pending notification period and will be cancelled if you do not pay a sufficient premium. We will waive the limitation of one transfer per Policy Year from the General Account, with respect to transfers from the General Account of amounts not needed to satisfy the conditions of the Rider.

      EXAMPLE. HERE IS AN EXAMPLE OF THE OPERATION OF THE RIDER. A 45 YEAR OLD MALE IN THE PREFERRED UNDERWRITING CATEGORY PURCHASES A VARITRAK POLICY WITH A $250,000 FACE AMOUNT, WITH THE NO LAPSE GUARANTEE RIDER. THE MONTHLY GUARANTEE PREMIUM, WHICH IS STATED ON THE RIDER, IS $134.78. THE POLICYOWNER PAYS AN INITIAL PREMIUM EQUAL TO $269.56 (TWO TIMES THE MONTHLY GUARANTEE PREMIUM), AND THEN PLANS TO BEGIN MAKING AUTOMATIC MONTHLY PREMIUM PAYMENTS OF $201.16 ON THE MONTHLY POLICY DATES STARTING WITH THE MONTHLY POLICY DATE WHICH IS TWO MONTHS AFTER THE DATE OF ISSUE. IF HE MAKES PREMIUM PAYMENTS AT THE TIMES PLANNED AND AT LEAST EQUAL TO THE PLANNED LEVELS, ALLOCATES 67% OF EACH SUCH PAYMENT ($134.78) TO THE GENERAL ACCOUNT, AND MAKES NO LOANS, TRANSFERS OR WITHDRAWALS OUT OF THE GENERAL ACCOUNT, HE CAN BE ASSURED THAT THE POLICY WILL NOT LAPSE, REGARDLESS OF THE INVESTMENT PERFORMANCE OF THE SEPARATE ACCOUNT, THE LEVEL OF INTEREST CREDITED TO THE GENERAL ACCOUNT, AND THE AMOUNTS OF THE MONTHLY DEDUCTIONS. DURING THIS TIME, ALL OF THE MONTHLY DEDUCTIONS FOR THE POLICY WILL BE TAKEN FROM THE GENERAL ACCOUNT AND NOT FROM THE SEPARATE ACCOUNT. THESE MONTHLY DEDUCTIONS WILL INCLUDE A RIDER CHARGE OF $12.50 PER MONTH ($250,000 FACE AMOUNT TIMES $.05 PER THOUSAND PER MONTH).

      NOW ASSUME THAT AFTER MAKING THE PLANNED PREMIUM PAYMENTS FOR SIX MONTHS, THE POLICYOWNER SKIPS A PAYMENT. SINCE IN THIS CASE THE POLICYHOLDER'S CUMULATIVE GENERAL ACCOUNT PREMIUM HAS JUST BEEN MATCHING THE CUMULATIVE MONTHLY GUARANTEE PREMIUM WHILE THE PAYMENTS WERE BEING MADE, THE SKIPPED PAYMENT WILL RESULT IN THE POLICYHOLDER'S CUMULATIVE GENERAL ACCOUNT PREMIUM BEING LESS THAN THE CUMULATIVE MONTHLY GUARANTEE PREMIUM. AS A RESULT, ON THE MONTHLY POLICY DATE CORRESPONDING TO THE SKIPPED PAYMENT, WE WILL SEEK TO AUTOMATICALLY TRANSFER ACCUMULATED VALUE FROM THE SEPARATE ACCOUNT TO THE GENERAL ACCOUNT IN AN AMOUNT SUFFICIENT TO MAKE UP THE SHORTFALL IN CUMULATIVE GENERAL ACCOUNT PREMIUM THAT RESULTED FROM THE SKIPPED PAYMENT. IN THIS SITUATION THE SHORTFALL WOULD BE $134.78. IF THE INVESTMENT RETURN ON THE SIX PAYMENTS OF $66.38 INTO THE SEPARATE ACCOUNT HAS BEEN ZERO AFTER NETTING OUT THE MORTALITY AND EXPENSE RISK CHARGE, THE FUND EXPENSES AND THE PREMIUM TAXES ON THAT PORTION OF THE PREMIUM PAYMENTS, THE ACCUMULATED VALUE IN THE SEPARATE ACCOUNT WILL NOW BE $398.28 (6 X $66.38). UNDER THESE FACTS, WE WILL BE ABLE TO EFFECT TO AUTOMATIC TRANSFER INTO THE GENERAL ACCOUNT, LEAVING $263.50 IN ACCUMULATED VALUE IN THE SEPARATE ACCOUNT.

      IF THERE HAD NOT BEEN SUFFICIENT ACCUMULATED VALUE IN THE SEPARATE ACCOUNT TO FULLY MAKE UP THE SHORTFALL, THE NO LAPSE GUARANTEE RIDER WILL BE CANCELLED IF A SUFFICIENT PREMIUM AS DESCRIBED ABOVE UNDER "AUTOMATIC TRANSFER INTO GENERAL ACCOUNT - LAPSE OF RIDER" IS NOT PAID WITHIN 61 DAYS AFTER WE NOTIFY THE POLICYOWNER THAT SUCH A PAYMENT IS NECESSARY TO PREVENT CANCELLATION OF THE RIDER.

      THE SAME PROCEDURE, INVOLVING THE AUTOMATIC TRANSFER OF ACCUMULATED VALUE FROM THE SEPARATE ACCOUNT TO THE GENERAL ACCOUNT, AND THE LAPSE PENDING PROCESS FOR THE RIDER IN THE EVENT THE ACCUMULATED VALUE IN THE SEPARATE ACCOUNT IS NOT SUFFICIENT, WOULD ALSO BE FOLLOWED IN THE EVENT THE POLICYOWNER MAKES A TRANSFER OUT OF THE GENERAL ACCOUNT, OR MAKES A WITHDRAWAL OR TAKES A LOAN WHICH REQUIRES SOME ACCUMULATED VALUE TO BE TAKEN OUT OF THE GENERAL ACCOUNT.

WAIVER OF MONTHLY DEDUCTIONS.

If you elect the Waiver of Monthly Deductions Rider, we will waive Monthly Deductions against the Policy if the Insured becomes totally disabled, before age 65 and for at least 120 days. If total disability occurs after age 60 and before age 65, then we will waive Monthly Deductions only until the Insured reaches Attained Age 65, or for a period of two years, if longer. The monthly cost of this Rider while it is in force is based on sex-distinct rates (except for Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, where the cost of this Rider will not vary by sex) multiplied by the Monthly Deduction on the Policy. We will add this cost to the Monthly Deduction on the Policy.

ACCIDENTAL DEATH BENEFIT.

The Accidental Death Benefit Rider provides for an increased Death Benefit in the event that the Insured dies in an accident. If you elect this Rider, we will add the monthly cost of this Rider, which varies based on age and sex, to the Monthly Deduction on the Policy.

GUARANTEED INSURABILITY OPTION.

This Rider permits you at certain ages or upon certain life events to increase the Face Amount of the Policy, within certain limits, without being required to submit satisfactory proof of insurability at the time of the request for the increase. Again, if you elect this Rider, we will add the monthly cost of this Rider, which is based on age at the time of purchase of the Rider and sex, to the Monthly Deduction on the Policy.

RIDER FOR DISABILITY BENEFIT - PAYMENT OF MISSION COSTS.

If you are buying your Policy through a registered representative who is an agent of Beneficial Life Insurance Company, you may at your option include in your Policy the Rider for Disability - Payment of Mission Costs. Election of this benefit involves additional cost.

This Rider, which is subject to the restrictions and limitations set forth in the Rider, provides a monthly benefit equal to the expenses of any dependent children (under age 30) participating in voluntary mission service, up to a maximum of $375 per month per child, while the Insured is totally disabled. The maximum benefit duration is 24 months for each child. The maximum benefit will be adjusted for inflation at an annual rate of 3%.

Benefits will be paid when the Insured has been continuously disabled for a period of six months due to disabilities occurring prior to age 65. After six months of continuous disability, benefit payments are retroactive to the beginning of the period. Coverage ceases at age 65. For Insureds disabled prior to age 65, benefit eligibility continues until disability ends.

The monthly cost of this Rider is level, and varies by the age at issue and the sex of the Insured (except for Policies issued in states which require "unisex" Policies, where the cost of this Rider will not vary by sex). The cost of the Rider does not vary by the number of dependent children. Depending on the age and sex of the Insured, the monthly cost of the Rider will range from $1.65 to $4.25. The monthly cost of this Rider will be added to the Monthly Deduction on the Policy.

THIS RIDER IS NOT AVAILABLE IN ALL STATES.

ACCELERATED CARE RIDER.

We offer an Accelerated Care Rider under which we will make periodic partial prepayments to you of all or a portion of your Death Benefit, including any Additional Protection Benefit amounts, if the Insured becomes "chronically ill". The Insured is deemed "chronically ill" if he or she":

      - is unable to perform, without substantial assistance, at least two activities of daily living for at least 90 consecutive days due to a loss of functional capacity; or

      - requires substantial supervision by another person to protect the Insured from threats to health and safety due to his or her own severe cognitive impairment.

The Accelerated Care Rider may not cover all of the long-term expenses the Insured incurs during the period of coverage.

While your Policy is in force, we will begin to pay benefits under this Rider provided:

      - we receive proof satisfactory to us that the Insured is chronically ill,
      - we receive a plan of care to address the Insured's chronic illness, and
      - 60 days have elapsed since the Insured began receiving "qualified long-term care services," as defined in the Rider (we refer to this 60-day period as the "elimination period").

The 60 days need not be consecutive, but must be completed within a period of 180 days. We will not pay for expenses incurred during the elimination period. We will continue to pay benefits under this Rider only if you continue to submit documentation of continuing unreimbursed expenses within 90 days after the end of each month during which the Insured receives such services. In addition, we will require, no more than once every 90 days while benefits are being paid, a certification from the Insured's care coordinator that the Insured remains chronically ill.

The benefit date is the first day on which the Insured incurs expenses for qualifying long-term care services, as defined in the Rider

If your Policy's Death Benefit option is Option B on the final day of the elimination period, we automatically will change the Death Benefit option to Option A on the benefit date. At that time, we also will increase the Face Amount of your Policy by an amount equal to your Policy's Accumulated Value.

The accelerated care benefit amount we will pay in any month will not exceed the lesser of (i) the actual expenses incurred by the Insured for qualified long-term care services, as defined in the Rider, minus any deductible or coinsurance amounts and any reimbursement from Medicare (except as a secondary payee) and other government programs, excluding Medicaid, and (ii) the monthly benefit limits. When you apply for the Rider, you select from one of two options we use to determine the monthly benefit limits. Once you select an option, you cannot change it. The options are:

      -----------------------------------------------------------------
                                                Percentage Limit
      -----------------------------------------------------------------
      Covered Service                        Option 1      Option 2
      -----------------------------------------------------------------
      Nursing Home Care                        1.0%          2.0%
      -----------------------------------------------------------------
      Home Health Care                         1.0%          2.0%
      -----------------------------------------------------------------
      Adult Day Care                           0.5%          1.0%
      -----------------------------------------------------------------

The monthly benefit limit for a particular type of care equals the Death Benefit of the Policy at the benefit date multiplied by the percentage limits based on the option selected. If an Insured should incur more than one type of care in a given month, we will pay expenses incurred for all qualified long-term care services during that month up to the greatest monthly benefit limit applicable to one type of care received. We will prorate the monthly benefit limit for each type of care for partial months of eligibility.

If the Owner exercises any right under the Policy which changes the Death Benefit of the Policy, the monthly benefit limits will be adjusted accordingly in proportion to the change in the Death Benefit.

When we make an accelerated care benefit payment, we will also calculate a monthly benefit ratio. We describe this ratio in your Policy and use the monthly benefit ratio to determine how each accelerated care benefit payment we make affects your Policy's values.

Each time we make an accelerated care benefit payment, we will:

      a) reduce your remaining benefit amount (this amount is initially the Death Benefit at the benefit date) by the amount of each accelerated care benefit payment;

      b) reduce your Policy's Face Amount (including any increase segments), Accumulated Value, and any Surrender Charges in effect on the your Policy immediately following any accelerated care benefit payment to their respective values immediately preceding that payment times the monthly benefit ratio associated with that payment;

      c) reduce your Policy's Death Benefit to reflect reductions in your Policy's Face Amount and Accumulated Value; and

      d) reduce your Minimum Monthly Premium to reflect the reduction in your Policy's Face Amount.

Each accelerated care benefit payment will be applied to pay a pro-rata portion of any debt owed to us on the Policy. When the cumulative accelerated care benefit payments reach the initial benefit amount, equal to the Death Benefit at the benefit date, payments under the Rider will end.

We will offer an optional inflation protection feature with this Rider. This feature will increase the amount available for acceleration without increasing the Policy's Death Benefit. As a result, Accelerated Care Riders sold with this feature will accelerate the Death Benefit faster than those sold without it.

We will waive all Monthly Deductions for your Policy and all Riders attached to your Policy while accelerated care benefits are being paid under this Rider. All other charges under your Policy, including the daily mortality and expense risk charge, will continue to apply. While accelerated care benefits are being paid under this Rider, we may require that the Accumulated Value of your Policy be held entirely in the General Account. In addition, the Death Benefit option may not be changed while accelerated care benefits are being paid under the Rider. The Owner may once again allocate new premiums or transfer Accumulated Value to subaccounts of the Separate Account following 180 consecutive days during which qualified long-term care services are not incurred by the Insured.

CHARGES FOR RIDER. We will assess a monthly charge for the Accelerated Care Rider, which will include an amount per $1,000 of Net Amount at Risk, and an amount per dollar of Monthly Deduction. We will add this charge to your Monthly Deduction. The Rider charge varies based on the age and gender of the Insured, and the benefit options selected. Once we pay benefits under the Accelerated Care Rider, we waive this charge until the Insured is no longer eligible to receive benefits. If you elect the Accelerated Care Rider, you may be deemed to have received a distribution for tax purposes each time we make a deduction from your Policy's Accumulated Value to pay the Rider charges. You should consult a tax adviser with respect to these charges. See "Tax Consequences Associated with Accelerated Care and Chronic Care Riders" in the prospectus under "Federal Income Tax Consequences."

TAX CONSEQUENCES. The Accelerated Care Rider has been designed to meet federal tax requirements that should generally allow accelerated care benefit payments to be excluded from gross income. You should consult a tax adviser before adding this Rider to your Policy because guidance with respect to these requirements is limited.

AVAILABILITY. The Accelerated Care Rider is available both at issue and after issue subject to full medical underwriting. This Rider will not be available in qualified plans. The Accelerated Care Rider will not be available for Policies with Face Amounts (including any Additional Protection benefit coverage) in excess of $1,000,000. The Accelerated Care Rider will terminate if the base Policy terminates, or if you choose to terminate the Rider.

In general, we will not issue the Accelerated Care Rider on a Policy with substandard ratings. However, the Rider can be added to a Policy with a substandard rating at our discretion if the Insured meets the standard underwriting requirements for long-term care risk.

The Accelerated Care Rider provides for certain exclusions from coverage. Please see your Rider for more details.

CHRONIC CARE PROTECTION RIDER.

We also offer an optional Chronic Care Protection Rider, which provides benefits to pay for expenses incurred by an Insured for qualified long-term care services beyond the date on which payments under an Accelerated Care Rider would terminate because the entire Death Benefit of the Policy including any Additional Protection Benefit amounts has been accelerated. The Chronic Care Protection Rider may not cover all of the long-term expenses the Insured incurs during the period of coverage.

While your Policy is in force, we will begin to pay benefits under this Rider provided:

      a) we receive proof satisfactory to us that the Insured is chronically ill,
      b) we receive a plan of care to address the Insured's chronic illness, and
      c) we have accelerated the entire Death benefit of the Policy under the Accelerated Care Rider.

We will continue to pay benefits under this Rider only if you continue to submit documentation of continuing unreimbursed expenses within 90 days after the end of each month during which the Insured receives such services. In addition, we will require, no more than once every 90 days while benefits are being paid, a certification from the Insured's care coordinator that the Insured remains chronically ill.

Because chronic care protection benefits represent an extension of benefits beginning after the benefit amount under the Accelerated Care Rider have been exhausted, payment of chronic care protection benefits will not effect your Policy's values.

The chronic care protection benefit amount that we will pay in any month may not exceed the lesser of the actual expenses incurred by the Insured for qualified long-term care services, minus any deductible or coinsurance amounts and any reimbursement from Medicare (except as a secondary payor) and other government programs, excluding Medicaid, and (ii) the monthly benefit limit. When you apply for this Rider, you select one of the three benefit options we offer. We use these benefit options to determine monthly benefit limits and benefit periods. Once you select a benefit option, you cannot change it. We reserve the right to limit the availability of the benefit options based on the benefit option you selected for the Accelerated Care Rider.

--------------------------------------------------------------------------------
                                                   PERCENTAGE LIMIT
--------------------------------------------------------------------------------
Covered Service                           Option 1      Option 2     Option 3
--------------------------------------------------------------------------------
Nursing Home Care                           1.0%          2.0%         2.0%
--------------------------------------------------------------------------------
Home Health Care                            1.0%          2.0%         2.0%
--------------------------------------------------------------------------------
Adult Day Care                              0.5%          1.0%         1.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
OPTION                BENEFIT PERIOD
--------------------------------------------------------------------------------
Option 1              Until the death or recovery of the Insured.
--------------------------------------------------------------------------------
Option 2              Until the death or recovery of the Insured.
--------------------------------------------------------------------------------
Option 3              Until an amount equal to the inflation adjusted Rider
                      Face Amount has been paid under the Rider.
--------------------------------------------------------------------------------

The monthly benefit limit for a particular type of care is equal to the Chronic Care Protection Rider Face Amount multiplied by the percentage limit for the option selected. If an Insured should incur costs for more than one type of care in a given month, we will pay benefits for all covered costs incurred during that month up to the greatest monthly benefit limit applicable to one type of care received. We will prorate the maximum monthly benefit for each type of care for partial months of eligibility.

This Rider includes an optional nonforfeiture provision that provides nonforfeiture benefits for any Insured whose coverage under this Rider lapses after three years.

An optional inflation protection feature will be available with this Rider. This feature will increase the maximum monthly benefit at an annual effective rate of 5% for the number of whole Policy Years that have elapsed since the effective date of the Rider.

CHARGES FOR RIDER. We will assess a monthly charge per $1,000 of Face Amount for the Chronic Care Protection Rider. We will add this charge to your Monthly Deduction. The Chronic Care Protection Rider charge varies based on the age and gender of the Insured, and the benefit options selected. If you elect the Chronic Care Protection Rider, you will be deemed to have received a distribution for tax purposes each time we make a deduction from your Policy's Accumulated Value to pay the Rider charges. You should consult a tax adviser with respect to these charges.

TAX CONSEQUENCES. The Chronic Care Protection Rider has been designed to meet the federal tax requirements that should generally allow the payment of benefits to be excluded from gross income. In certain states, we may also offer a Chronic Care Protection non-qualifying long-term care rider. The tax consequences associated with benefit payments from this Rider are, however, unclear, and a tax advisor should be consulted. You should also consult a tax adviser before adding to your Policy because guidance with respect to such federal tax requirements is limited.

AVAILABILITY. The Chronic Care Protection Rider is available at issue and after issue subject to full medical underwriting. You may only elect this Rider if you have also elected the Accelerated Care Rider. The Chronic Care Protection Rider will not be available in qualified plans. This Rider will terminate if the base Policy terminates, if the Accelerated Care Rider terminates (not including when you have received the full benefit under that Rider), or if you choose to terminate the Rider.

In general, we will not issue the Rider on a Policy with substandard ratings. However, the Rider can be added to a Policy with a substandard rating at our discretion if the Insured meets the standard underwriting requirements for long-term care risk.

The Chronic Care Protection Rider provides for certain exclusions from coverage. Please see your Rider for more details.

TAX CONSEQUENCES ASSOCIATED WITH ACCELERATED CARE AND CHRONIC CARE RIDERS.

We believe that benefits payable under the Accelerated Care Rider and the Chronic Care Protection Rider should generally be excludable from gross income under the Internal Revenue Code (the "Code"). The exclusion of these benefit payments from taxable income, however, is contingent on each Rider meeting specific requirements under the Code. While guidance is limited, we believe that the Accelerated Care and Chronic Care Protection Riders should each satisfy these requirements.

In certain states, however, we may also offer long term care Riders that do not satisfy the requirements of the Code to be treated as qualified long-term care ("nonqualifying long-term care Riders.") Because the federal tax consequences associated with benefits paid under nonqualifying long-term care Riders are unclear, you should consult a tax adviser regarding the tax implications of adding nonqualifying long-term care Riders to your Policy. We will advise you whether we intend for your Rider to be nonqualifying.

You will be deemed to have received a distribution for tax purposes each time a deduction is made from your Policy Accumulated Value to pay charges for the Chronic Care Protection Rider, or any nonqualifying long-term care Rider. The distribution will generally be taxed in the same manner as any other distribution under the Policy. The tax treatment associated with the Monthly Deduction attributable to the Cost of the Accelerated Care Rider is unclear. You should consult a tax adviser regarding the treatment of these payments.

ACCELERATED BENEFIT RIDER.

This Rider provides an accelerated Death Benefit prior to the death of the Insured in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit. Accelerated Death Benefits paid under this Rider are discounted. The following factors may be used in the determination of the accelerated Death Benefit: Cash Surrender Value of the Policy, future premiums that may be paid under the Policy, any administrative fee assessed, mortality expectations, and the accelerated benefit interest rate in effect. This Rider is not available in all states and its terms may vary by state. There is no cost for this Rider. It can be included in a Policy at issue, or it can be added after issue, for Insureds ages 0-85. The maximum amount payable under this Rider is $500,000. An Insured who has a chronic illness, as defined in the Rider, may not receive benefits under the Rider until a period of time not to exceed five years after the Rider's issue has passed. Although this is not guaranteed, we currently require that this waiting period be only two years.

This Rider has been designed to meet the federal tax requirements that will generally allow accelerated benefits to be excluded from gross income. You should consult a tax advisor regarding the consequences of accelerating the Death Benefit under this Rider because guidance with respect to such federal tax requirements is limited.

POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

Policies may be acquired in conjunction with employee benefit plans, including the funding of qualified pension plans meeting the requirements of Section 401 of the Code.

For employee benefit plan Policies, the maximum cost of insurance rates used to determine the monthly Cost of Insurance Charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Rate Class.

Illustrations reflecting the premiums and charges for employee benefit plan Policies will be provided upon request to purchasers of such Policies.

There is no provision for misstatement of sex in the employee benefit plan Policies. (See "Misstatement of Age and Sex," in the prospectus.) Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See "Settlement Options," above.)

If a Policy is purchased in connection with a plan sponsored by an employer, all rights under the Policy rest with the Policy Owner, which may be the employer or other obligor under the plan. Benefits available to participants under the plan will be governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Policy may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.

SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS

If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal and state income and estate tax consequences could differ. A tax adviser should be consulted with respect to such consequences. Policies owned under these types of plans may also be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited.

The current cost of insurance for the Net amount at Risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually.

If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's Beneficiary, then the excess of the Death Benefit over the Accumulated Value is not taxable. However, the Accumulated Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy.

LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this prospectus, other than Policies issued in states which require "unisex" policies (currently Montana) and employee benefit plan Policies (see "Policies Issued in Conjunction with Employee Benefit Plans," above) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an employee benefit plan Policy is appropriate.

POLICY REPORTS

Once each Policy Year, we will send you a statement describing the status of the Policy, including setting forth:

      o     the Face Amount;
      o     the current Death Benefit;
      o     any Policy loans and accrued interest;
      o     the current Accumulated Value;
      o     the non-loaned Accumulated Value in the General Account;
      o     the amount held as Collateral in the General Account;
      o     the value in each subaccount of the Separate Account;
      o     premiums paid since the last report;
      o     charges deducted since the last report;
      o     any Withdrawals since the last report; and
      o     the current Cash Surrender Value.

In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one subaccount of a Separate Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

We will send you a semi-annual report containing the financial statements of each Fund in which your Policy has Accumulated Value, as required by the 1940 Act.

RECORDS

We will maintain all records relating to the Policy at our Home Office at National Life Drive, Montpelier, Vermont 05604.

LEGAL MATTERS

 Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the Policies, including National Life's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by __________________ of National Life.

EXPERTS

The Financial Statements have been included in this Statement of Additional Information, which is part of the registration statement in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of National Life and of the relevant Subaccounts of the Separate Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                              2004 NL AND SEPARATE

                      ACCOUNT FINANCIALS TO BE PROVIDED BY

                         POST EFFECTIVE AMENDMENT FILING

                            PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

      (a) Resolutions of the Board of Directors of National Life Insurance Company ("Depositor") authorizing establishment of National Variable Life Insurance Account ("Registrant") (1)
      (b)   Custodian Agreements: Not applicable
      (c)   (1)   Form of Distribution Agreement between National Life Insurance
                  Company and Equity Services, Inc. (3)
            (2)   Form of Equity Services, Inc. Branch Office Supervisor
                  Contract (1)
            (3)   Form of Equity Services, Inc. Registered Representative
                  Contract (1)
            (4)   Schedule of Sales Commissions (6)
      (d)   Contracts:
            (1)   Specimen VariTrak Policy Form (7)
            (2)   Rider for Guaranteed Insurability Options (7)
            (3)   Rider for Waiver of Monthly Deductions (7)
            (4)   Rider for Accidental Death Benefit (7)
            (5)   Rider for Guaranteed Death Benefit (7)
            (6)   Specimen VariTrak (NY) Policy Form (4)
            (7)   Specimen VariTrak (NY - Unisex) Policy Form (4)
            (8)   NY Rider for Guaranteed Insurability Options (4)
            (9)   NY Rider for Waiver of Monthly Deductions (4)
            (10)  NY Rider for Accidental Death Benefit (4)
            (11)  Form of Additional Protection Benefit Rider (11)
            (12)  Form of Long Term Care - Chronic Illness Rider (11)
            (13)  Form of Long Term Care Insurance Rider (11)
            (14)  No Lapse Guarantee Rider (13)
            (15)  Limited Power of Attorney(14)
      (e)   Applications:
            (1)   VariTrak Application Form (7)
            (2)   VariTrak (NY) Application Form (4)
      (f)   Corporate documents:
            (1)   National Life Insurance Company's Charter documents (1)
            (2)   National Life Insurance Company's By-laws (1)
      (g)   Reinsurance agreements

            (1) Reinsurance Agreement - National Life Insurance Company and xxx, effective September 1, 1997 (16)

            (2) Automatic and Facultative YRT Reinsurance Agreement - National Life Insurance Company and xxx, effective January 1, 2002 (14)
            (3) Automatic Modified -Coinsurance (Mod-Co) Reinsurance and Service Agreement - National Life Insurance Company and xxx, effective December 31, 1998 (14)
            (4) Automatic and Facultative Yearly Renewable Term Reinsurance Agreement - National Life Insurance Company and xxx, effective January 1, 2002 (14)
            (5) Automatic Yearly Renewable Term Reinsurance Agreement - National Life Insurance Company and xxx, effective May 1, 1999
                  (14)
            (6) Reinsurance Agreement - National Life Insurance Company and xxxx, effective April 1, 1993 (14)
            (7) Reinsurance Agreement - National Life Insurance Company and xx, effective October 1, 1994 (14)
      (h)   Participation Agreements:
            (1) Form of Participation Agreement - Market Street, National Life Insurance Company and Equity Services, Inc. (3)
            (2) Participation Agreement - Variable Insurance Products Fund, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company) - August 12, 1989 (2)
            (2) (a)Form of Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and National Life Insurance Company (3)

            (3) Form of Participation Agreement - Alger American Fund, National Life insurance Company and Fred Alger and Company (3)
            (4) Form of Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company (2) (a) Form of Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and National Life Insurance Company
                  (4)

            (5) Form of Shareholder Service Agreement between National Life Insurance Company and American Century Investment Management, Inc. (5) (a) Form of Amendment to Shareholder Services Agreement (16)
            (6) Form of Participation Agreement between National Life Insurance Company and Neuberger & Berman Advisers Managers Trust (5) (a)Form of Amendment to Participation Agreement (16)

            (7) Form of Participation Agreement between National Life Insurance Company and J.P. Morgan Series Trust II (5)
            (8) Form of Participation Agreement between National Life Insurance Company, Strong Variable Insurance Funds, Inc. and Strong Opportunity Fund II (6)

            (9) Participation Agreement between National Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc.
                  (10) (a) Form of Amendment to Participation Agreement (16)

            (10) Participation Agreement between National Life Insurance Company, INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc., and INVESCO Distributors, Inc. (10)
            (11) Participation Agreement between Sentinel Variable Products Trust, National Life Insurance Company and Equity Services, Inc.

            (12) Form of Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and National Life Insurance Company (15)
            (13) Form of Amended and Restated Participation Agreement - National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (16)

            (14) Participation Agreement - National Life Insurance Company and Scudder Investments VIT Funds (13)

            (15) Form of Participation Agreement among T. Rowe Price Equity Services, Inc., T. Rowe Price Investment Services, Inc. and National Life Insurance Company (16)
            (16) Form of Participation Agreement - National Life Insurance Company, Scudder Variable Series II, Scudder Distributors, Inc. and Deutsche Investment Management Americas, Inc. (16)

      (i)   Administrative Contracts: Not applicable
      (j)   Other Material Contracts: Not applicable

      (k) Opinion and Consent of _________ as to the legality of the securities being offered (*)
      (l) Opinion and Consent of Elizabeth H. MacGowan, F.SA., M..A.A.A, Actuary and Vice President - Product Development, as to actuarial matters pertaining to the securities being registered*

      (m)   Calculation (15)
      (n)   (1)   Consent of PricewaterhouseCoopers LLP, Auditors (*)
            (2)   Consent of Sutherland Asbill & Brennan LLP (*)
      (o)   Not applicable
      (p)   Initial Capital Agreement: Not applicable
      (q) Redeemability exemption: Memorandum describing issuance, transfer and redemption procedures (8)
      (r)   Powers of Attorney
            (1)   Robert E. Boardman (5)
            (2)   A. Gary Shilling (9)
            (3)   Jeremiah E. Casey 12)
            (4)   Thomas H. MacLeay(12)

(1) Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Benefit Provider - File No. 333-67003) filed on February 11, 1999.
(2) Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement for National Variable Annuity Account II (Sentinel Advantage - File No. 333-10593) filed February 12, 1999.
(3) Incorporated herein by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 12, 1996.
(4) Incorporated herein by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 30, 1997
(5) Incorporated herein by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 30, 1997
(6) Incorporated herein by reference to Post-Effective Amendment No. 3 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 1998
(7) Incorporated herein by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed February 26, 1999
(8) Incorporated herein by reference to Post-Effective Amendment No. 5 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 30, 1999
(9) Incorporated herein by reference to Post-Effective Amendment No. 7 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 1, 2001
(10) Incorporated herein by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider - File No. 333-44723) May 1, 2001
(11) Incorporated herein by reference to Post-Effective Amendment No. 8 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2001
(12) Incorporated herein by reference to Post-Effective Amendment No. 9 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2002
(13) Incorporated herein by reference to Post-Effective Amendment No. 10 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed June 28, 2002
(14) Incorporated herein by reference to Post-Effective Amendment No. 14 to Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 1, 2004
(15) Incorporated herein by reference to Post-Effective Amendment No. 13 to Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2003

(16) Incorporated herein by reference to Post-Effective Amendment No. 15 to Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 30, 2004
*     To be filed by post-effective amendment


ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS ADDRESS*     POSITIONS AND OFFICES WITH DEPOSITOR
------------------------------------     ------------------------------------

Thomas H. MacLeay                        Chairman of the Board, President,
                                         CEO and Director


Jeremiah E. Casey                        Director
Allfirst Financial, Inc.
25 S. Charles Street
Baltimore, MD  21201

Bruce Lisman                             Director
Bear Stearns Companies
383 Madison Avenue, 5th Floor
New York, NY  10179

A. Gary Shilling                         Director
A. Gary Shilling & Co., Inc.
500 Morris Avenue
Springfield, NJ  07081-1020

Edward J. Bonach                         Executive Vice President & Chief
                                         Financial Officer
Rodney A. Buck                           Executive Vice President
Michele S. Gatto                         Executive Vice President - Corporate
                                         Services & General Counsel
Christian W. Thwaites                    Executive Vice President
Thomas H. Brownell                       Senior Vice President & Chief
                                         Investment Officer
Joel Conrad                              Senior Vice President & Chief
                                         Information Officer
Don W. Cummings                          Senior Vice President - Finance
Gregory H. Doremus                       Senior Vice President - New Business
                                         & Customer Service
Kenneth R. Ehinger                       Senior Vice President - Career Division

Charles C. Kittredge                     Senior Vice President - Marketing
                                         Development & Operations
Wade H. Mayo                             Senior Vice President
Ruth B. Smith                            Senior Vice President - Registered
                                         Product & Life Event Distribution.
James K. McQueston                       Secretary of the Corporation
Robert E. Cotton                         Treasurer

* Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, VT 05604.


ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

      A list of all persons directly or indirectly controlled by or under common control with National Life is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

      National Life Insurance Company owns 100% of Administrative Services, Inc. , a Vermont administrative services company and National Financial Services, Inc., a Vermont holding company. National Financial Services, Inc. owns 100% of LSW National Holdings, Inc., a Vermont holding company; LSW National Holdings Inc. owns 100% of Insurance Investors Life Insurance Company, a Texas corporation; Insurance Investors Life Insurance Company owns 100% of Life Insurance Company of the Southwest, a Texas corporation.

      National Life Insurance Company owns 100% of NL Capital Management, Inc., a Vermont corporation. NL Capital Management, Inc. owns 100% of National Retirement Plan Advisors, Inc., a Delaware administrative service corporation, Sigma American Corporation, a Delaware holding company and Equity Services, Inc., a Vermont securities broker-dealer. Equity Services, Inc. owns 100% of Sentinel Administrative Service Corporation, a Vermont holding company. Sentinel Administrative Service Corporation and Sigma American Corporation, a Delaware holding corporation, are the majority partners of Sentinel Administrative Service Company, a Vermont general partnership which provides transfer agency services and National Retirement Plan Advisors, Inc. and Providentmutual Management Company, Inc., a Delaware holding corporation a subsidiary of Sigma American Corporation, are the majority partners of Sentinel Advisors Company, a Vermont general partnership.

      NL Capital Management, Inc. and Sigma American Corporation are the majority partners of Sentinel Management Company, a Vermont general partnership which provides management services. NL Capital Management, Inc. and Providentmutual Financial Services, Inc., a Delaware holding corporation and a subsidiary of Providentmutual Management Company, Inc., are the majority partners of Sentinel Financial Services Company, a Vermont general partnership which is a securities broker-dealer. Sentinel Management Company owns 100% of American Guaranty & Trust Company, a Delaware corporation.

ITEM 29. INDEMNIFICATION

      The By-Laws of Depositor provide, in part in Article VI, as follows:

      7.1 Indemnification.

      (a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this
Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

      (b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITER

      (a) Equity Services, Inc. (ESI)is the principal underwriter of the Policies as defined in the Investment Company Act of 1940, as amended. ESI is also the principal underwriter for National Variable Annuity Account II and National Variable Life Insurance Account.

      (b) The following information is furnished with respect to the officers and directors of ESI:


-----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS*     POSITIONS AND OFFICES WITH ESI                     POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------------------------------------------------------------------------------------------------------
Kenneth R. Ehinger                       President,  Chief Executive Officer & Director     Senior Vice President - Career Division
-----------------------------------------------------------------------------------------------------------------------------------
John M. Grab                             Senior Vice President & Chief Financial Officer    None
-----------------------------------------------------------------------------------------------------------------------------------
Stephen A. Englese                       Senior Vice President - Securities Operations      None
-----------------------------------------------------------------------------------------------------------------------------------
Gregory D. Teese                         Vice President - Compliance & Chief Compliance     None
                                         Officer
-----------------------------------------------------------------------------------------------------------------------------------
Isabelle Keiser                          Vice President                                     None
-----------------------------------------------------------------------------------------------------------------------------------
Tammy W. King                            Vice President - Marketing & Field Development     None
-----------------------------------------------------------------------------------------------------------------------------------
James Canavan                            Assistant Vice President                           None
-----------------------------------------------------------------------------------------------------------------------------------
D. Russell Morgan                        Counsel                                            Chief Compliance Officer - Separate
                                                                                            Accounts
-----------------------------------------------------------------------------------------------------------------------------------
Sharon E. Bernard                        Treasurer & Controller                             None
-----------------------------------------------------------------------------------------------------------------------------------
James K. McQueston                       Secretary                                          Assistant General Counsel & Secretary
-----------------------------------------------------------------------------------------------------------------------------------
Thomas H. MacLeay                        Chairman, Director                                 Chairman, President & & Chief
                                                                                            Executive Officer
-----------------------------------------------------------------------------------------------------------------------------------
Edward J. Bonach                         Director                                           Executive Vice President & Chief
                                                                                            Financial Officer
-----------------------------------------------------------------------------------------------------------------------------------


* Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.

      (c) Commission and other compensation received, directly or indirectly from the Registrant during Registrant's last fiscal year by each principal underwriter:


---------------------------------------------------------------------------------------------------------
NAME OF                 NET UNDERWRITING    COMPENSATION ON    BROKERAGE COMMISSIONS   OTHER COMPENSATION
PRINCIPAL               DISCOUNTS AND       REDEMPTION
UNDERWRITER             COMMISSIONS
---------------------------------------------------------------------------------------------------------
Equity Services, Inc.      $________              -0-                $________                  -0-
---------------------------------------------------------------------------------------------------------


ITEM 31. LOCATION OF ACCOUNTS AND RECORDS.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.

ITEM 32. MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B.

ITEM 33. FEE REPRESENTATION

National Life Insurance Company ("the Company") hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectus contained in this registration statement, in the aggregate are reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Life Insurance Account, has duly caused this Post-Effective Amendment No. 16 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, on the 24th day of February, 2005.

                                            NATIONAL VARIABLE LIFE
                                            INSURANCE ACCOUNT (Registrant)

                                            By: NATIONAL LIFE INSURANCE COMPANY


Attest: /s/ Christopher M. Neronha          By: /s/ Thomas H. MacLeay
        --------------------------              ---------------------
        Christopher M. Neronha                  Thomas H. MacLeay
        Assistant Secretary                     Chairman of the Board, President
                                                and Chief Executive Officer

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, National Life Insurance Company has duly caused this Post-Effective Amendment No. 16 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal affixed and attested, in the City of Montpelier and the State of Vermont, on the 24th day of February, 2005.

                                            NATIONAL LIFE INSURANCE COMPANY
(SEAL)                                         (Depositor)


Attest: /s/ Christopher M. Neronha          By: /s/ Thomas H. MacLeay
        --------------------------              ---------------------
        Christopher M. Neronha                  Thomas H. MacLeay
        Assistant Secretary                     Chairman of the Board, President
                                                and Chief Executive Officer


                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 16 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

SIGNATURE                    TITLE                               DATE


/s/ Thomas H. MacLeay        Chairman, President, Chief      February 24, 2005
---------------------        Executive Officer, and
Thomas H. MacLeay            Director


/s/ Edward J. Bonach         Executive Vice President &      February 24, 2005
--------------------         Chief Financial Officer
Edward J. Bonach


Jeremiah E. Casey*           Director                        February 24, 2005
-----------------
Jeremiah E. Casey

Bruce Lisman                 Director


A. Gary Shilling*            Director                        February 24, 2005
----------------
A. Gary Shilling

*By: /s/ Thomas H. MacLeay                            Date:  February 24, 2005
         Thomas H. MacLeay
         Pursuant to Power of Attorney